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                                                                   EXHIBIT 10.74

                                                                  EXECUTION COPY
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                                CREDIT AGREEMENT

                           Dated as of August 15, 2002

                                      among

                               AFS FUNDING CORP.,

                                       and

                                AFS SENSUB CORP.

                                as the Borrowers

                             AMERICREDIT CORP., and
                      AMERICREDIT FINANCIAL SERVICES, INC.,

                          each as a Contingent Obligor

                           THE FINANCIAL INSTITUTIONS
                    FROM TIME TO TIME PARTY HERETO AS LENDERS

                                 as the Lenders

                       DEUTSCHE BANK AG, NEW YORK BRANCH,

                                  as an Agent,

                                       and

                 THE OTHER AGENTS FROM TIME TO TIME PARTY HERETO


                      DEUTSCHE BANK TRUST COMPANY AMERICAS,

                           as Lender Collateral Agent

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS

                           as the Administrative Agent
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                                TABLE OF CONTENTS

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                                LIST OF SCHEDULES

Schedule I                 List of Applicable Lending Offices
Schedule II                Cumulative Net Loss Ratio Triggers
Schedule III               Approved Interest Rate Cap Counterparties
Schedule IV                Certain Information Regarding Designated Series

                                      -ii-

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                                LIST OF EXHIBITS

Exhibit A                  Form of Note
Exhibit B                  Form of Notice of Borrowing
Exhibit C                  Form of Notice of Conversion/Continuation
Exhibit D                  Form of Assignment and Assumption Agreement
Exhibit E                  Form of Confidentiality Agreement
Exhibit F                  Form of Joinder Supplement
Exhibit G                  Form of Interest Rate Hedge Assignment Acknowledgment
Exhibit H                  Form of Interest Rate Cap
Exhibit I                  Form of Agreed Upon Procedures Letter
Exhibit J                  Form of Revolver Servicer's Certificate
Exhibit K                  Form of Revolver Borrowing Base Certificate
Exhibit L-1                Form of Guaranty
Exhibit L-2                Form of Limited Guaranty
Exhibit M                  Form of Collateral Summary Report
Exhibit N                  Form of Monthly Compliance Certificate

                               LIST OF APPENDICES

Appendix A                 Certain Definitions

                                      -iii-

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         CREDIT AGREEMENT, dated as of August 15, 2002, by and among AFS FUNDING
CORP., a Nevada corporation, ("AFS Funding"), AFS SENSUB CORP., a Nevada corporation ("SenSub"; together with AFS Funding, each a "Borrower" and collectively, the "Borrowers"), AMERICREDIT CORP., a Texas corporation ("ACC"), AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation ("ACFS"; together with ACC, each a "Contingent Obligor" and collectively, the "Contingent Obligors"), the LENDERS from time to time parties hereto, DEUTSCHE BANK AG, a German banking corporation acting through its New York Branch ("DBNY"), as an agent, and the other AGENTS for the Lender Groups from time to time parties hereto (each such party, together with their respective successors in such capacity, an "Agent"), DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking organization ("DBTCA"), as collateral agent under the Security Agreement referred to below (together with its successors in such capacity, the "Lender Collateral Agent"), and DBTCA, as administrative agent for the Lenders (together with its successors in such capacity, the "Administrative Agent").

                                    RECITALS

         1. The Borrowers have sold and contemplate selling, from time to time, pools of receivables to various trusts which have issued and may issue various series of notes or certificates (each a "Series") which will be repaid by the proceeds of, or represent an interest in, as the case may be, such pools of receivables.

         2. The Borrowers have requested that the Lenders establish a revolving line of credit to the Borrowers, which line of credit will be secured by certain securities rated at least Ba2 by Moody's and BB by S&P of various Series and will be secured, ratably with certain other obligations of the Borrowers, by certain amounts payable to the Borrowers with respect to other Series.

         3. Upon the terms and conditions contained in this Agreement and the other Transaction Agreements, the Lenders are willing to provide such a line of credit to the Borrowers.

         4. Pursuant to the Security Agreement (as defined herein), the Lender Collateral Agent, for the benefit of the Secured Parties (as such term is defined in the Security Agreement), as security for the obligations of the Borrowers under this Agreement, shall hold a security interest in certain securities of various Series rated at least Ba2 by Moody's and BB by S&P and certain other property of the Borrowers.

         5. Pursuant to the Master Collateral and Intercreditor Agreement (as defined herein), Deutsche Bank Trust Company Americas, as collateral agent (the "Master Collateral Agent"), shall hold a security interest in certain amounts payable to the Borrowers with respect to certain Series for the benefit of the Lenders and certain other creditors of the Borrowers.

         6. Each of the Borrowers is a Subsidiary of ACC and AFCS and as such, each Contingent Obligor will benefit from the extensions of credit to the Borrowers under this Agreement.

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                                   AGREEMENTS

         In consideration of the premises and of the agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrowers, the Contingent Obligors, the Lenders, the Agents, the Lender Collateral Agent and the Administrative Agent hereby agree as follows:

                                    ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.01 Certain Defined Terms. Certain capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings set forth in Appendix A hereto or, if not defined therein, shall have the respective meanings set forth in the Security Agreement.

         SECTION 1.02 Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding." Periods of days referred to in this Agreement shall be counted in calendar days unless Business Days are expressly prescribed and references in this Agreement to months and years shall be to calendar months and calendar years unless otherwise specified.

         SECTION 1.03 Accounting Terms. All accounting terms not specifically defined otherwise herein shall have the meaning customarily given in accordance with GAAP, and all financial computations hereunder shall be computed, unless specifically provided otherwise herein, in accordance with GAAP.

         SECTION 1.04 Other Terms. Any references herein to Exhibits, Schedules, Appendices, Sections or Articles are references to Exhibits, Schedules, Appendices, Sections or Articles of this Agreement, unless otherwise specified. The words "including" and "include" are deemed to be followed by the words "without limitation."

                                   ARTICLE II
                        AMOUNTS AND TERMS OF THE ADVANCES

         SECTION 2.01 The Line of Credit; Notes.

         (a) On and subject to the terms and conditions hereinafter set forth, during the Commitment Period, the Borrowers shall be entitled, from time to time prior to the Termination Date, to request Advances from the Lenders. The Conduit Lenders may, and to the extent a Conduit Lender has elected not to make an Advance, the Committed Lenders for such Conduit Lender, subject to and in accordance with subsection 2.02(e), shall make such Advances to the Borrowers as herein provided. Each Lender's pro rata share of any Borrowing hereunder shall be as set forth in Section 2.02. The Borrowers may not request Advances, and a Conduit Lender may elect not to make, and no Committed Lender shall be required to make, Advances, if after giving effect to such Advance the aggregate outstanding principal amount of such Conduit

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Lender's Advances would exceed its Maximum Conduit Amount or if the aggregate outstanding principal amount of such Committed Lender's Advances would exceed its Commitment Amount or if the aggregate outstanding principal amount of all Advances owing to all Lenders in the Lender Group related to such Conduit Lender or Committed Lender (as the case may be) would exceed the sum of the Commitment Amounts of all Committed Lenders in such Lender Group or if the aggregate outstanding principal amount of all Advances would exceed the Borrowing Base. Within the limits set forth in this Agreement and within the limits of the Borrowing Base and of each Committed Lender's Commitment Amount and each Conduit Lender's Maximum Conduit Amount and each Lender Group's maximum amount of Advances, as applicable, during the Commitment Period the Borrowers may borrow, repay pursuant to Section 2.04 and reborrow under this Section 2.01 and Section
2.02. Subject to the terms of Section 2.04, prior to the Facility Maturity Date and notwithstanding the termination of the Commitment Period, any outstanding Advances may, at the option of the Borrowers, be Converted or Continued pursuant to the terms of Section 2.07.

         (b) The Advances made by each Lender shall be evidenced by a promissory note of the Borrowers, substantially in the form of Exhibit A, with appropriate insertions therein as to date and principal amount (each, as indorsed or modified from time to time, a "Note" and, collectively with the Notes of all other Lenders, the "Notes"), payable to the order of such Lender or the Agent for such Lender (as such Lender may elect), dated the Closing Date (or, if later, the date of the Assignment and Assumption or Joinder Supplement pursuant to which such Lender became a party to this Agreement) and in the stated principal amount equal to the Commitment of such Lender or the Maximum Conduit Amount for the Lender Group of which such Agent is a part, as the case may be.

         (c) In the event the Revolver Borrowing Base is less than the aggregate outstanding principal amount of Advances, the portion of the Advances equal to such deficiency shall be due and payable immediately, together with all accrued and unpaid amounts due under this Agreement or other Transaction Documents with respect to that portion of the Advances, including without limitation any amounts which may be due under Section 2.13. In the event that a Senior Borrowing Base Deficiency is outstanding, all Advances together with all accrued and unpaid amounts due under this Agreement or other Transaction Documents with respect to such Advances, including without limitation any amounts which may be due under Section 2.13 shall become immediately due and payable. Without limiting the foregoing, the entire outstanding principal amount of all Advances shall mature and be due and payable on the Facility Maturity Date, together with all accrued and unpaid interest thereon and all other accrued and unpaid amounts due under this Agreement and the other Transaction Documents.

         (d) The obligation to repay each Advance, and all interest thereon, is a joint and several obligation of the Borrowers.

         SECTION 2.02 Borrowings; Notices of Borrowing and Advances.

         (a) The Borrowers shall give the Administrative Agent written notice (a "Notice of Borrowing") not later than 2:00 p.m. (New York City time) on the fourth Business Day prior to a Borrowing hereunder if any portion of such Borrowing is to consist of Eurodollar Rate Advances or, if no portion of the Borrowing is to consist of Eurodollar Rate Advances, on

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the Business Day prior to such Borrowing. If a Notice of Borrowing is transmitted by telecopy, the Borrowers shall promptly provide written confirmation thereof to the Administrative Agent. A Notice of Borrowing shall be substantially in the form of Exhibit B hereto and shall specify, subject to the terms and conditions of this Agreement, (i) the date of the proposed Borrowing (the "Borrowing Date"), (ii) the amount of the proposed Borrowing, (iii) the Type or Types of the Advances to be made as part of such proposed Borrowing and
(iv) if any portion of the Borrowing is to consist of Eurodollar Rate Advances, the Interest Period with respect thereto. Each Notice of Borrowing shall be irrevocable. If the Administrative Agent receives a Notice of Borrowing at or before 4:00 p.m. (New York City time) on a Business Day, it shall provide each Agent with a copy thereof on such Business Day, and otherwise it shall provide each Lender with a copy thereof before 1:00 p.m. (New York City time) on the following Business Day. Each Agent shall promptly provide each Lender in its Lender Group with a copy of each Borrowing Notice received by it.

         (b) The Borrowing Date specified in any Notice of Borrowing shall be a Business Day during the Commitment Period.

         (c) The amount of any proposed Borrowing shall be at least $10,000,000.

         (d) All Advances in respect of a Borrowing specified in a Notice of Borrowing shall be of the same Type.

         (e) On and subject to the terms and conditions of this Agreement, following receipt by the Administrative Agent and the Agent of a proper Notice of Borrowing, each Conduit Lender may elect to make an Advance on the applicable Borrowing Date in an amount equal to its Lending Percentage of the requested Borrowing. Each Conduit Lender shall notify the Agent for its Lender Group at or before 11:30 a.m. (New York City time) on the applicable Borrowing Date whether it has elected to make its Advance pursuant to this Section 2.02(e) in respect of the Borrowing to be made on such date. In the event that a Conduit Lender shall not have timely provided such notice, such Conduit Lender shall be deemed to have elected not to make such purchase. Such Agent shall notify each Committed Lender for such Conduit Lender on or prior to 12:00 noon, New York City time, on the applicable Borrowing Date if such Conduit Lender has not elected to purchase its entire Lending Percentage of the Borrowing, which notice shall specify (i) the identity of such Conduit Lender, (ii) the portion of the Borrowing which such Conduit Lender has not elected to purchase as provided above, and (iii) the respective Liquidity Percentages of such Committed Lenders on such Borrowing Date (as determined by such Agent in good faith; for purposes of such determination, such Agent shall be entitled to rely conclusively on the most recent information provided by such Conduit Lender or its agent or by the agent for its Support Parties). Subject to receiving such notice and to the satisfaction of the applicable conditions set forth in Article III hereof, each of such Conduit Lender's Committed Lenders shall make an Advance on the applicable Borrowing Date in an amount equal to its Liquidity Percentage of the Advance which such Conduit Lender has not elected to make.

         (f) Each applicable Lender shall (subject to Section 2.02(g) in the case of Conduit Lenders), before 12:30 p.m. (New York City time) on a Borrowing Date, make available for the account of its Applicable Lending Office to the Agent for its Lender Group at its account

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referred to in Section 2.12(a), by wire transfer of immediately available funds, such Lender's pro rata share of such requested Borrowing. Each Agent shall promptly notify the Borrowers in the event that any Lender in its Lender Group either fails to make such funds available to such Agent before such time or notifies such Agent that it will not make such funds available to such Agent before such time; provided, however, that no Agent shall have any liability for failing to give any notice as provided in this sentence. Subject to (x) such Agent's receipt of such funds and (y) the fulfillment of the applicable conditions set forth in Article III, as determined by such Agent, each Agent will by no later than 1:00 p.m. (New York City time) on such Borrowing Date make such funds available, in the same type of funds received, by wire transfer thereof to the account designated by the Borrowers in the Notice of Borrowing.

         (g) In the event that a Conduit Lender elected to make an Advance on a Borrowing Date but failed to do so by the time contemplated by Section 2.02(f), such Conduit Lender shall be deemed to have rescinded its election to make such Advance, and neither the Borrowers nor any other party shall have any claim against such Conduit Lender by reason for its failure to timely make such Advance. In any such case, the Agent for such Conduit Lender shall give notice of such failure not later than 12:00 noon (New York City time) on the Borrowing Date to each Committed Lender with respect to such Conduit Lender, which notice shall specify the identity of such Conduit Lender, the amount of the Advance which it had elected to make and the respective Liquidity Percentages of such Committed Lenders on such Borrowing Date (as determined by such Agent in good faith; for purposes of such determination, such Agent shall be entitled to rely conclusively on the most recent information provided by such Conduit Lender or its agent or by the agent for its Support Parties). Subject to receiving such notice, each of such Conduit Lender's Committed Lenders shall make an Advance on such Borrowing Date in an amount equal to its Liquidity Percentage of such Conduit Lender's Lending Percentage of the Borrowing to be made on such Borrowing Date at or before 1:00 p.m. (New York City time) on such Borrowing Date and otherwise in accordance with Section 2.02(f). Subject to (x) such Agent's receipt of such funds and (y) the fulfillment of the applicable conditions set forth in Article III, as determined by such Agent, the related Agent will by no later than 1:30 p.m. (New York City time) on such Borrowing Date make such funds available, in the same type of funds received, by wire transfer thereof to the account designated by the Borrowers in the Notice of Borrowing. In the event that any Committed Lender made an Advance on a Borrowing Date in lieu of a Conduit Lender, not later than the Business Day following such Borrowing Date, the related Agent shall give notice to the Borrowers specifying the amount of such Advance and identifying such Committed Lender.

         (h) Advances made by Lenders in respect of a Notice of Borrowing shall initially be of the Type or Types specified in such Notice of Borrowing.

         (i) The obligations of Lenders hereunder, including the obligations of the Committed Lenders to make Advances, shall be several and not joint obligations of such Lenders. The failure of any Committed Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Committed Lender of its obligation hereunder to make its Advance on the date of such Borrowing, but except as provided in Section 2.02(e) and (g) with respect to Committed Lenders, no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

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         (j) Notwithstanding anything in this Section to the contrary, the
Administrative Agent may, in its sole discretion, accept and act without liability upon the basis of a telephonic notice of borrowing (which notice shall be irrevocable and shall be promptly confirmed by a written Notice of Borrowing sent by facsimile) believed by the Administrative Agent in good faith to be from an Authorized Officer of any Borrower. The Administrative Agent's records regarding the terms of such telephone notice of borrowing shall be presumptively correct absent manifest error. The fact that the Administrative Agent may so act in any circumstance shall not be deemed a waiver of compliance with the procedures of this Section 2.02 in any other circumstance.

         SECTION 2.03 Reductions of Commitments.

         (a) The Borrowers shall have the right, upon at least five Business Day's prior written notice to the Administrative Agent (with a copy to the Lender Collateral Agent), at any time to permanently reduce the Total Commitment Amount to zero and terminate all Commitments or from time to time to permanently reduce the Total Commitment Amount in part; provided, however, that each partial reduction shall be in the amount of at least $20,000,000 or an integral multiple of $1,000,000 in excess of that amount.

         (b) Each reduction in the Total Commitment Amount shall be applied pro rata to the Maximum Conduit Amount of each Conduit Lender according to such Lender's Lending Percentage. Each reduction in the Maximum Conduit Amount of a Conduit Lender shall automatically result in a pro rata reduction of the Commitment Amount of each Committed Lender relating to such Conduit Lender according to each such Committed Lender's Commitment Amount. The Total Commitment Amount shall not be reduced below an amount equal to the outstanding principal amount of all Advances.

         SECTION 2.04 Prepayments of the Borrowings.

         (a) Mandatory Prepayment of the Borrowings Arising from Asset Backed Security Distributions. All Asset Backed Security Distributions paid to the Lender Collateral Agent pursuant Section 5.01(u) shall be applied by the Lender Collateral Agent in accordance with the terms of Section 6 of the Security Agreement.

         (b) Optional Prepayment of the Borrowings. The Borrowers may, from time to time, prepay the Advances in whole or in part provided written notice (setting forth the date and the amount of such prepayment) is sent to the Administrative Agent (with a copy to the Lender Collateral Agent) not later than three Business Days prior to the proposed prepayment; provided that any partial prepayment shall be in the amount of at least $10,000,000.

         (c) In General. Any prepayments of Advances in full to any Lender pursuant to this Section 2.04 shall be made together with accrued interest to the date of such prepayment on the amount prepaid. All prepayments of Borrowings shall be applied pro rata based on the outstanding principal amount of Advances owed to each Lender. Each prepayment of Advances owed to a Lender shall be applied to Base Rate Advances and Eurodollar Rate Advances in any manner deemed appropriate by the related Agent, after consultation with the Borrowers. If any prepayment is made in respect of any Eurodollar Rate Advance, in whole or in part, prior to the

                                       -6-

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last day of the applicable Interest Period, the Borrowers agree to indemnify the affected Lenders in accordance with Section 2.13.

         SECTION 2.05 Interest on the Advances.

         (a) The Borrowers agree (on a joint and several basis) to pay to the Administrative Agent for the account of each Lender interest on the unpaid principal amount of each Advance made by such Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

             (i) for Eurodollar Rate Advances, a rate per annum equal at all times during the Interest Period for such Advance to the sum of (A) the Adjusted Eurodollar Rate for such Interest Period; and (B) two and one-quarter percent (2.25%); and

             (ii) for Base Rate Advances, a rate per annum equal to the Alternate Base Rate in effect from time to time.

         (b) Interest on each Advance shall be payable on each Interest Payment Date for such Advance and upon each payment (including prepayment) of the Advance.

         (c) Any amount of principal of any Advance or any other amount owing hereunder which (i) remains outstanding following the Facility Maturity Date or
(ii) is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, from the date on which such amount is due until such amount is paid in full, payable on the date of demand, at a rate per annum equal at all times (whether before or after the entry of a judgment thereon) to 3% plus the rate which would otherwise be applicable pursuant to Section 2.05(a) or, with respect to amounts for which no rate is specified in Section 2.05(a), to 3% plus the Alternate Base Rate in effect from time to time.

         (d) Interest on (i) Base Rate Advances shall be calculated on the basis of a 365 or 366-day year (as the case may be) when the Alternate Base Rate is determined by reference to the base commercial lending rate of DBNY, and (ii) other Advances shall be calculated on the basis of a 360-day year, in each case, for the actual number of days elapsed. Any change in the interest rate on the Borrowings resulting from a change in any applicable rate shall become effective as of the opening of business on the day on which such change in the applicable rate shall become effective.

         (e) The Administrative Agent shall promptly notify the Borrowers and the Lenders of the applicable interest rate determined by the Administrative Agent for purposes of Section 2.05(a), but any failure to so notify shall not in any manner affect the obligation of the Borrowers to pay interest on the Borrowings in the amounts and on the dates required.

         SECTION 2.06 Interest Rate Protection.

         (a) If, with respect to any Eurodollar Rate Advances, the Committed Lenders collectively holding greater than 50% of the outstanding principal amount of Eurodollar Rate Advances, or in the event that no Eurodollar Rate Advances are then outstanding, then the Committed Lenders holding greater than 50% of the Total Commitment Amount notify the

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

Administrative Agent that they have determined (which determination shall be conclusive and binding upon the Borrowers) that by reasons of circumstances affecting the interbank Eurodollar market either adequate and reasonable means do not exist for ascertaining the Adjusted Eurodollar Rate applicable pursuant to Section 2.05(a)(ii) or that the applicable Adjusted Eurodollar Rate will not adequately and fairly reflect the cost to such Lenders of making, funding or maintaining their respective Eurodollar Rate Advances, the Administrative Agent shall forthwith so notify the Borrowers and the Lenders, whereupon

             (i) each Eurodollar Rate Advance, to the extent not then repaid, will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance, and

             (ii) the obligation of the Lenders to make or to Continue, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent is notified by Committed Lenders holding greater than 50% of the Total Commitment Amount that the circumstances causing such suspension no longer exist, and upon receipt of such notice, the Administrative Agent shall so notify the Borrowers and the Lenders.

         (b) On the date on which the aggregate unpaid principal amount of Advances constituting any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $5,000,000, such Advances shall, if they constitute Eurodollar Rate Advances, automatically Convert into Base Rate Advances, and on and after such date the right of the Borrowers to Convert such Advances into Advances of a Type other than Base Rate Advances shall terminate unless such Advances are combined with the Advances constituting another Borrowing, as contemplated by Section 2.07(a), with the result that the aggregate unpaid principal balance of all the Advances so combined equals or exceeds $5,000,000.

         SECTION 2.07 Voluntary Conversion and Continuation of Advances.

         (a) Prior to the Facility Maturity Date, the Borrowers shall have the option with respect to any outstanding Advance, (i) so long as no Event of Default has occurred and is continuing, to Convert all or any portion thereof which constitutes Base Rate Advances to Eurodollar Rate Advances on any Interest Payment Date; (ii) to Convert all or any portion of any outstanding Eurodollar Rate Advances to Base Rate Advances upon the expiration date of the Interest Period applicable to such Eurodollar Rate Advances; or (iii) so long as no Event of Default has occurred and is continuing, to Continue all or any portion of such Eurodollar Rate Advances as Eurodollar Rate Advances upon the expiration of the Interest Periods applicable to any outstanding Eurodollar Rate Advances. The Borrowers' right to Convert or Continue Advances pursuant to this Section 2.07 shall be understood to include the right (i) to divide any Borrowing into two or more Borrowings having aggregate principal equal to the principal of such Borrowing or (ii) to combine any two or more Borrowings into a single Borrowing having principal equal to the aggregate principal of such Borrowings. If, after giving effect to any combination or division of Borrowings as contemplated by this Section 2.07(a), the aggregate unpaid principal amount of the Advances constituting a Borrowing is less than $5,000,000, those Advances may not be Converted into or Continued as Eurodollar Rate Advances.

         (b) To Convert or Continue any Advance under Section 2.07(a), the Borrowers shall deliver a Notice of Conversion/Continuation to the Administrative Agent not later than 2:00 p.m. (New York City time) on (i) the fourth Business Day prior to the date of the proposed Conversion/Continuation if such Advance is to be Converted into or Continued as a Eurodollar Rate Advance or if the Advance is to be Converted from a Eurodollar Rate Advance into any other Type of Advance, and (ii) the Business Day prior to the date of the proposed Conversion/Continuation in any other case. If a Notice of Conversion/Continuation is transmitted by telecopy, the Borrowers shall promptly provide written confirmation thereof to the Administrative Agent. If the Administrative Agent receives such a Notice of Conversion/Continuation at or before 4:00 p.m. (New York City time) on a Business Day, it shall provide each Agent with a copy thereof on such Business Day, and otherwise it shall provide each Agent with a copy thereof at or before 1:00 p.m. (New York City time) on the following Business Day. Each Agent shall promptly provide to each Lender in its Lender Group a copy of each Notice of Conversion/Continuation received by it. Each Notice of Conversion/Continuation shall be in the form attached hereto as Exhibit C and shall specify (i) the date of such proposed Conversion/Continuation (which shall be a Business Day), (ii) the Advances to be Converted and/or Continued, (iii) the principal amount of the Advances to be Converted and/or Continued, (iv) whether such Advance is to be Converted or Continued and (iv) if any portion of such Advance is to be Converted or Continued as a Eurodollar Rate Advance, the Interest Period with respect thereto. Any Notice of Conversion/Continuation shall be irrevocable, and the Borrowers shall be bound to Convert or to Continue the Advances in accordance therewith. If the Borrowers shall fail to deliver a Notice of Conversion/Continuation to the Administrative Agent as aforesaid with respect to any Type of Advance, such Advance shall automatically be Continued as the same Type of Advance if otherwise permitted by this Agreement on the last day of the then existing Interest Period therefor or if, not permitted to be so Continued, shall automatically Convert to a Base Rate Advance on such date.

         (c) Notwithstanding any provision of Section 2.07(b) to the contrary, the Administrative Agent may, in its sole discretion, accept and act without liability upon the basis of a telephonic notice of Conversion/Continuation (which notice shall be irrevocable and shall be promptly confirmed by a written Notice of Conversion/Continuation sent by facsimile) believed by the Administrative Agent in good faith to be from an Authorized Officer of the Borrowers. The Administrative Agent's records regarding the terms of such telephone notice of such borrowing shall be presumptively correct absent manifest error. The fact that the Administrative Agent may so act in any circumstance shall not be deemed a waiver of compliance with the procedures of
Section 2.07(b) in any other circumstance.

         SECTION 2.08 Fees. The Borrowers agree (on a joint and several basis) to pay to the Administrative Agent and, to the extent set forth in any Supplemental Fee Letter, the Agents and the Lenders those Fees set forth in the Supplemental Fee Letters in accordance with the terms thereof. The parties hereto acknowledge that there is one Supplemental Fee Letter in effect on the Effective Date.

         SECTION 2.09 Extensions of Commitment Expiration Dates.

         (a) On the Lending Termination Date for a Committed Lender, the Commitment of such Lender shall be automatically reduced to zero.

         (b) So long as no Event of Default or Event of Early Termination has occurred and is continuing, no more than 90 and no less than 60 days prior to the applicable Commitment Expiration Date, the Borrowers may request, through the Administrative Agent, that each Lender consent to an extension of the Commitment Expiration Date for a 364-day period as herein provided, which decision will be made by each Lender in its sole discretion. Upon receipt of any such request, the Administrative Agent shall promptly notify each Agent thereof, which shall notify each Lender in its Lender Group thereof. Not more than 30 days following the date of a request for an extension (such 30-day period, the "Election Period"), each Lender shall notify the Agent for its Lender Group of its willingness or refusal to so consent to an extension of the Commitment Expiration Date, and such Agent shall notify the Borrowers and the Administrative Agent of such willingness or refusal by each Lender not later than the Business Day following the last day of the Election Period. Any Lender which notifies the applicable Agent of its refusal to consent to the extension or which does not expressly notify such Agent that it is willing to consent to an extension of the Commitment Expiration Date during the applicable Election Period shall be deemed to be a (x) Nonextending Lender after the Commitment Expiration Date then in effect (such occurrence, unless such Nonextending Lender is replaced pursuant to Section 2.09(c) of this Agreement or unless the Lending Termination Date shall have occurred, a "Partial Expiration Event") and (y) "Dissenting Lender" from the date of its refusal notice or the end of the applicable Election Period. If a Lender has agreed to extend its Commitment Expiration Date, and, at the end of the applicable Election Period no Event of Default or Event of Early Termination shall have occurred, the Commitment Expiration Date for such Lender then in effect shall be extended to the date which is 364 days following the first day of the Election Period or, if such day is not a Business Day, the next preceding Business Day.

         (c) Within two Business Days following the end of an Election Period, the Agent for each Lender Group shall notify each other Lender in such Lender Group, the Administrative Agent and the Borrowers of the identity of any Dissenting Lender and the amount of its Commitment, if any. Any of such Agent, the Borrowers or, if the Dissenting Lender is a Committed Lender, the affected Conduit Lenders, may (but shall not be required to) request one or more other Lenders in such Lender Group, with the consent of the applicable Agent (which shall not be unreasonably withheld) and, if the Dissenting Lender is a Committed Lender, the affected Conduit Lender in its sole discretion, or seek another financial institution reasonably acceptable to such Agent and, if the Dissenting Lender is a Committed Lender, acceptable to the affected Conduit Lender in its sole discretion, to acquire all or a portion of the Commitment of the Dissenting Lender and all amounts payable to it hereunder in accordance with Section 8.01 of this Agreement. Each Dissenting Lender hereby agrees to assign all or a portion of its Commitment and the amounts payable to it hereunder to a replacement lender identified by the Agent for its Lender Group in accordance with the preceding sentence, subject to ratable payment of such Dissenting Lender's Advances, together with all accrued and unpaid interest thereon, and a ratable portion of all fees and other amounts due to it hereunder.

         (d) If a Partial Expiration Event shall have occurred, on each succeeding Distribution Date after the applicable Commitment Expiration Date, the Limited Amortization Amount with respect to such Distribution Date and each Nonextending Lender shall be due and payable.

         SECTION 2.10 Increased Costs; Increased Capital.

         (a) In the event that any Lender shall have reasonably determined that any Regulatory Change shall:

             (i) subject such Lender to any Taxes of any kind whatsoever, other than Excluded Taxes, with respect to this Agreement, its Commitment or its Advances, or change the basis of taxation of payments in respect thereof; or

             (ii) impose, modify or hold applicable any reserve, special deposit, compulsory loan, assessment, increased cost or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, such Lender or any office of such Lender in respect of its Commitment or Advances and which, in the case of Eurodollar Rate Advances, is not otherwise included in the determination of the Adjusted Eurodollar Rate, and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of maintaining its Commitment or of making, renewing, Converting, Continuing or maintaining its Advances or to reduce any amount receivable in respect thereof, then, in any such case, after submission by such Lender to the Administrative Agent of a written request therefor and the submission by the Administrative Agent to the Borrowers of such written request therefor, the Borrowers shall pay (on a joint and several basis) to the Administrative Agent for the account of such Lender any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable.

         (b) In the event that any Lender shall have determined that any Regulatory Change regarding capital adequacy has the effect of reducing the rate of return on such Lender's capital or on the capital of any Person directly or indirectly owning or controlling such Lender as a consequence of its obligations hereunder or its maintenance of its Commitment or its making, renewing, Converting, Continuing or maintaining its Advances to a level below that which such Lender or such Person could have achieved but for such Regulatory Change (taking into consideration such Lender's or such Person's policies with respect to capital adequacy) by an amount deemed by such Lender or such Person to be material, then, from time to time, after submission by such Lender to the Administrative Agent of a written request therefor and submission by the Administrative Agent to the Borrowers of such written request therefor, the Borrowers shall pay (on a joint and several basis) to the Administrative Agent for the account of such Lender such additional amount or amounts as will compensate such Lender or such Person, as the case may be, for such reduction.

         (c) Each Lender agrees that it shall use its reasonable efforts to reduce or eliminate any claim for compensation pursuant to this Section 2.10, including but not limited to designating a different Applicable Lending Office for its Advances (or any interest therein) if such designation will avoid the need for, or reduce the amount of, any increased amounts referred to in this
Section 2.10 and will not, in the opinion of such Lender, be unlawful or otherwise disadvantageous to such Lender or inconsistent with its policies or result in an unreimbursed cost or expense to such Lender or in an increase in the aggregate amount payable under both this Section 2.10 or under Section 2.11.

         (d) Each Lender claiming increased amounts described in this Section
2.10 will furnish to the related Agent (together with its request for compensation) a certificate prepared in good faith setting forth the basis and the amount of each request by such Lender for any such increased amounts referred to in this Section 2.10. Any such certificate shall be conclusive absent manifest error, and such Agent shall deliver a copy thereof to the Borrowers. Failure on the part of any Lender to demand compensation for any amount pursuant to this Section 2.10 with respect to any period shall not constitute a waiver of such Lender's right to demand compensation with respect to such period. All such amounts shall be due and payable to the Administrative Agent on behalf of such Lender or for its own account, as the case may be, within five Business Days following receipt by the Borrowers of such certificate (or, if earlier, on the Facility Maturity Date or when earlier required to be paid as provided herein).

         SECTION 2.11 Taxes.

         (a) All payments made to the Lenders, the Agents or the Administrative Agent under this Agreement and the Notes and the other Transaction Documents shall, to the extent allowed by law, be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (collectively, "Taxes"), excluding income taxes, franchise taxes imposed in lieu of income taxes or any other taxes based on or measured by the overall net income of the Lender or its Applicable Lending Office or the Agent or the Administrative Agent (as the case may be) by the jurisdiction in which such Lender, such Agent or the Administrative Agent (as the case may be) is incorporated or has its principal place of business or such Applicable Lending Office (such excluded taxes being herein called "Excluded Taxes"). If any Taxes, other than Excluded Taxes, are required to be withheld from any amounts payable to a Lender, an Agent or the Administrative Agent hereunder or under any Note or other Transaction Document, then after submission by any Lender to the related Agent (in the case of an amount payable to a Lender) and by such Agent to the Borrowers of a written request therefor, the amounts so payable to such Lender, such Agent or the Administrative Agent, as applicable, shall be increased, and, the Borrowers shall be liable to pay (on a joint and several basis) to the Administrative Agent for the account of such Lender, such Agent or for its own account, as applicable, the amount of such increase, to the extent necessary to yield to such Lender, such Agent or the Administrative Agent, as applicable (after payment of all such Taxes) interest or any such other amounts payable hereunder or thereunder at the rates or in the amounts specified herein or therein; provided, however, that the amounts so payable to such Lender, such Agent or the Administrative Agent shall not be increased pursuant to this Section 2.11(a) to the extent such requirement to withhold results from the failure of such Person to comply with Section 2.11(c). Whenever any Taxes are payable on or with respect to amounts payable to a Lender, an Agent or the Administrative Agent, as promptly as possible thereafter the Borrowers shall send to the Administrative Agent or the related Agent, on behalf of such Lender (if applicable), a certified copy of an original official receipt showing payment thereof. If the Borrowers fail to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent or the related Agent, on behalf of itself or such Lender (as applicable), the required receipts or other required documentary evidence, the Borrowers shall pay (on a joint and several basis) to the Administrative Agent on behalf of such Lender, such Agent or for its own account, as applicable, any incremental taxes, interest or penalties that may become payable by such Lender, such Agent or the Administrative Agent, as applicable, as a result of any such failure.

         (b) A Lender claiming increased amounts under Section 2.11(a) for Taxes paid or payable by such Lender will furnish to the related Agent a certificate prepared in good faith setting forth the basis and amount of each request by such Lender for such Taxes, and such Agent shall deliver a copy thereof to the Borrowers. The Administrative Agent or an Agent claiming increased amounts under
Section 2.11(a) for its own account for Taxes paid or payable by the Administrative Agent or such Agent will furnish to the Borrowers a certificate prepared in good faith setting forth the basis and amount of each request by the Administrative Agent or such Agent for such Taxes. Any such certificate of a Lender, an Agent or the Administrative Agent shall be conclusive absent manifest error. Failure on the part of any Lender, any Agent or the Administrative Agent to demand additional amounts pursuant to Section 2.11(a) with respect to any period shall not constitute a waiver of the right of such Lender, such Agent or the Administrative Agent, as the case may be, to demand compensation with respect to such period. All such amounts shall be due and payable to the Administrative Agent on behalf of such Lender or such Agent or for its own account, as the case may be, on the date five Business Days following receipt by the Borrowers of such certificate (or, if earlier, on the Series Maturity Date or on the Facility Maturity Date or when earlier required to be paid as provided herein).

         (c) The Administrative Agent, each Agent and each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes shall, to the extent that it may then do so under applicable laws and regulations, deliver to the Borrowers (with, in the case of each Lender, a copy to the Administrative Agent) (i) within 15 days after the date hereof, or, if later, the date on which such Lender becomes a Lender pursuant to Section 8.06 hereof, two (or such other number as may from time to time be prescribed by applicable laws or regulations) duly completed copies of such IRS forms or other certificates or statements which may be required from time to time by the relevant United States taxing authorities or applicable laws or regulations, as appropriate, to permit the Borrowers to make payments hereunder for the account of such Lender or the Administrative Agent, as the case may be, without deduction or withholding of United States federal income or similar taxes and (ii) upon the obsolescence of or after the occurrence of any event requiring a change in, any form or certificate previously delivered pursuant to this Section 2.11(c), copies (in such numbers as may be from time to time be prescribed by applicable laws or regulations) of such additional, amended or successor forms, certificates or statements as may be required under applicable laws or regulations to permit the Borrowers, the Administrative Agent and the related Agent to make payments hereunder for the account of such Lender, such Agent or the Administrative Agent, as the case may be, without deduction or withholding of United States federal income or similar taxes.

         (d) In addition, the Borrowers agree to pay (on a joint and several basis) any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any Note or other Transaction Document.

         SECTION 2.12 Payments and Computations.

         (a) The Borrowers shall make each payment hereunder (to the extent not paid pursuant to Section 6 of the Security Agreement or Section 6 of the Master Collateral and Intercreditor Agreement), not later than 2:00 p.m. (New York City time) on the day when due by wire transfer in Dollars and in immediately available funds, without set-off or counterclaim, to the Lender Collateral Agent at its LA Asset Backed Account (Account # 01419663 Reference: AmeriCredit Corp
Attn: CDO Administration) maintained at Deutsche Bank Trust Company Americas, New York, NY 10005 (ABA# 021-001-033), with facsimile notice (including wire number) to the CDO Administration Department of the Lender Collateral Agent (facsimile number (714) 247-6475), or such other account as the Lender Collateral Agent shall designate in writing to the Borrowers. Promptly upon receipt thereof by the Lender Collateral Agent, each payment of principal on the Borrowings shall be remitted by the Lender Collateral Agent in immediately available funds to each Agent pro rata in accordance with Section 2.04 or, in the case of payments received in respect of the Facility Maturity Date or at any time thereafter, pro rata according to the aggregate outstanding principal balance of the Advances owed to the Lenders in each Lender Group; provided that on each Distribution Date from and after the occurrence of a Partial Expiration Event until the earlier to occur of (i) the Lending Termination Date and (ii) the date on which the outstanding principal amount of Advances held by each Nonextending Lender has been reduced to zero, principal payments of Advances other than payments required to cure Borrowing Base Deficiencies shall be allocated and applied to the Limited Amortization Amounts due to the Nonextending Lenders and related Conduit Lenders pro rata based on their respective Limited Amortization Amounts for such Distribution Date. Promptly upon receipt thereof by an Agent, each payment of principal on the Borrowings shall be remitted by such Agent in like funds as received to each Lender in its Lender Group (subject to the proviso to the immediately preceding sentence) for the account of its Applicable Lending Office pro rata in accordance with Section
2.04 or, in the case of payments received in respect of the Facility Maturity Date or at any time thereafter, pro rata according to the aggregate outstanding principal balance of the Advances owed to such Lenders. Each payment of interest on the Borrowings shall be remitted by the Administrative Agent in immediately available funds as received to each Agent pro rata in accordance with Section
2.04 or, in the case of payments received in respect of the Facility Maturity Date or at any time thereafter, pro rata according to the aggregate outstanding principal balance of the Advances owed to the Lenders in each Lender Group. Promptly upon receipt thereof by an Agent, each payment of interest on the Borrowings shall be remitted by such Agent in immediately available funds as received to each Lender in its Lender Group for the account of its Applicable Lending Office pro rata in accordance with the aggregate amount of unpaid interest owed to each of such Lenders. Promptly upon receipt thereof by the Administrative Agent, each payment of Commitment Fees, Usage Fees or other fees shall be remitted by the Administrative Agent in immediately available funds as received to the Agent for each Lender entitled thereto, pro rata according to the amount thereof owed to each such Lender. Upon its acceptance of an Assignment and Assumption from and after the "Transfer Effective Date" specified in such Assignment and Assumption, the Administrative Agent shall make all payments hereunder in respect of the interest assigned thereby to the Agent of the Lender's assignee thereunder, for the account of its Applicable Lending Office, and the parties to such Assignment and Assumption shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

         (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or any fee payable hereunder, as the case may be, provided, however, that, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following month, such payment shall be made on the immediately preceding Business Day.

         (c) All computations of fees shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such fee is payable.

         SECTION 2.13 Indemnification for Loss. Notwithstanding anything contained herein to the contrary, (i) if the Borrowers shall fail to borrow an Advance after it has requested such Advance as a Eurodollar Rate Advance pursuant to Section 2.02 or shall fail to Convert or Continue an Advance after it shall have given notice to do so in which it shall have requested a Eurodollar Rate Advance pursuant to Section 2.07, (ii) if a Eurodollar Rate Advance shall be terminated for any reason prior to the last day of the Interest Period applicable thereto (including by reason of its Conversion), or (iii) if any repayment or prepayment of some or all of the principal amount of a Eurodollar Rate Advance is made for any reason on a date which is prior to the last day of the Interest Period applicable thereto, then, in any such case the Borrowers agree to indemnify (on a joint and several basis) each affected Lender against, and to promptly pay, on demand, directly to such Lender the amount equal to any loss or reasonable out-of-pocket expense suffered by such Lender as a result of such failure to borrow, Convert or Continue, or such termination, repayment or prepayment, including (A) in the case of a Eurodollar Rate Advance, any loss, cost or expense suffered by such Lender in liquidating or employing deposits acquired to fund or maintain the funding of such Eurodollar Rate Advance, or redeploying funds prepaid or repaid, in amounts which correspond to its such Eurodollar Rate Advance, and (B) any internal processing charge customarily charged by such Lender in connection therewith. At the election of such Lender, and without limiting the generality of the foregoing, but without duplication, such compensation on account of losses may include an amount equal to the excess of (i) the interest that would have been received from the Borrowers under this Agreement on any amounts to be reemployed during an Interest Period or its remaining portion over (ii) the interest component of the return that such Lender determines it could have obtained had it placed such amount on deposit in the interbank eurodollar market selected for a period equal to the applicable Interest Period or its remaining portion. A statement setting forth in reasonable detail the calculations of any additional amounts payable pursuant to this Section submitted by a Lender or an Agent, as the case may be, to the Borrowers shall be conclusive absent manifest error.

         SECTION 2.14 Illegality. Notwithstanding any other provision of this Agreement, if any Lender shall notify the related Agent that any Regulatory Change makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for any Lender or its Applicable Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to fund or maintain Eurodollar Rate Advances hereunder, then (a) as of the effective date of such notice the obligation of such Lender to make or to Continue, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until such Lender shall notify the related Agent and the Borrowers that the circumstances causing such suspension no longer exist and (b) each Eurodollar Rate Advance of such Lender shall be Converted into a Base Rate Advance either (i) on the last day of such Interest Period if such Lender may lawfully continue to maintain and fund such Advance to the last day of the Interest Period applicable to such Eurodollar Rate Advance on the effective date of such notice, or (ii) on the effective date of such notice, if such Lender shall determine that it may not lawfully continue to maintain and fund such Advance to the end of the then current Interest Period. Notwithstanding any provision herein to the contrary, until such affected Lender shall give the rescinding notice described in clause (a) above, any Advance made by such Lender, whether in connection with a new Borrowing or the Conversion of an existing Borrowing, shall be a Base Rate Advance, notwithstanding that each other Advance comprised by such Borrowing may be a Eurodollar Rate Advance.

         SECTION 2.15 Option to Fund. Each Lender has indicated that, if the Borrowers request a Eurodollar Rate Advance, such Lender may wish to purchase one or more deposits in order to fund or maintain its funding of its Lending Percentage of such Eurodollar Rate Advance during the Interest Period with respect thereto; it being understood that the provisions of this Agreement relating to each such funding, if any, are included only for the purpose of determining the rate of interest to be paid on such Eurodollar Rate Advance and any amounts owing under Sections 2.10 and 2.13. Each Lender shall be entitled to fund and maintain its funding of all or any part of each Eurodollar Rate Advance in any manner such Lender sees fit, but all such determination under Sections
2.10 and 2.13 shall be made as if each Lender had actually funded and maintained its funding of its Lending Percentage of such Eurodollar Rate Advance during the applicable Interest Period, in each case through the purchase of deposits in an amount equal to the amount of its Lending Percentage of such Eurodollar Rate Advance and having a maturity corresponding to such Interest Period.

         SECTION 2.16 Sharing of Payments, Etc. If any Lender shall obtain any payment (whether voluntary or involuntary) on account of the Advances made by it (other than pursuant to Sections 2.09(d), 2.10, 2.11 or 2.13) in excess of its ratable share of payments on account of the Advances obtained by all the Lenders, such Lender shall forthwith (i) notify each of the other Lenders of such receipt and (ii) purchase from the other Lenders for cash such participation in the Advances made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that, if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section 2.16 may exercise all its rights of setoff with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation.

                  SECTION 2.17 Administrative Agent's Records. The Administrative Agent's records regarding the amount of each Borrowing, each payment by the Borrowers of principal and interest on the Borrowings and other information relating to the Borrowings shall be presumptively correct absent manifest error.

                                  ARTICLE II-A
                                    GUARANTY

         SECTION 2A.01 Guaranty of Payment and Performance. Each Contingent Obligor hereby, jointly and severally, guarantees to the Administrative Agent (on behalf of the Lenders) the payment and performance, of all liabilities, agreements and other obligations of each Borrower to the Administrative Agent, each Agent, the Lender Collateral Agent (on behalf of itself and the Lenders) and to each of the Lenders under the Transaction Documents, whether direct or indirect, absolute or contingent, due or to become due, secured or unsecured, now existing or hereafter arising or acquired excluding, however, the payment of the Advances and interest thereon (such non-excluded obligations, collectively, the "Guaranteed Obligations"). The guaranty provided hereunder is an absolute, unconditional and irrevocable guaranty of the full and punctual payment and performance of the Guaranteed Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Administrative Agent, the Lender Collateral Agent, the Master Collateral Agent, any Agent or any Lender first attempt to collect any of the Guaranteed Obligations from either Borrower or resort to any security or other means of obtaining their payment. Should either Borrower default in the payment or performance of any of the Guaranteed Obligations, the obligations with respect to the payment or performance in default of each Contingent Obligor hereunder shall become immediately due and payable to the Administrative Agent (on behalf of the Lenders), without demand or notice of any nature, all of which are expressly waived by each Contingent Obligor. Payments by the Contingent Obligors hereunder may be required by the Administrative Agent (on behalf of the Lenders) on any number of occasions.

         SECTION 2A.02 Contingent Obligor's Agreement to Pay. Each Contingent Obligor agrees, jointly and severally, as the principal obligor and not as a guarantor only, to pay to the Administrative Agent, on demand, all reasonable costs and expenses (including court costs and reasonable legal expenses) incurred or expended by the Administrative Agent in connection with enforcement of the obligations of any of the Contingent Obligors under this Article II-A from the time such amounts become due until payment, at the rate per annum equal to 3% plus the Alternate Base Rate in effect from time to time; provided that, if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

                                   ARTICLE III
                              CONDITIONS PRECEDENT

         SECTION 3.01 Conditions Precedent to the Effectiveness of this Agreement. The following constitute conditions precedent to the effectiveness of this Agreement and the Commitments of the Lenders to make Advances under this
Agreement:

         (a) Representations and Warranties. On the Effective Date and after giving effect to any Borrowings on such date, all representations and warranties of the Borrowers and the Contingent Obligors contained herein or in any Transaction Document or otherwise made by it in writing pursuant to any of the provisions hereof or thereof shall be true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of such date.

         (b) No Defaults. On the Effective Date and after giving effect to any Borrowings on such date, no Event of Early Termination, Default or Event of Default shall have occurred.

         (c) Notes. The Borrowers shall have duly executed and delivered, and each Lender or Agent, as the case may be, shall have received, a Note in accordance with Section 2.01(b).

         (d) Security Agreement, etc. The parties thereto shall have duly entered into the Security Agreement and the Master Collateral and Intercreditor Agreement, each in form and substance satisfactory to the Administrative Agent and each Agent; the Administrative Agent and each Agent shall have received an executed copy thereof; and each Lender shall have received a true and correct copy thereof.

         (e) Financing Statements, etc. The Administrative Agent and each Agent shall have received evidence reasonably satisfactory to it that proper financing statements, describing the Revolver Collateral and naming the Borrowers as debtors and the Lender Collateral Agent, on behalf of the Secured Parties, as secured party, or other similar instruments or documents, as may be necessary or, in the opinion of the Administrative Agent, any Agent, the Lender Collateral Agent, or any Lender, desirable under the Uniform Commercial Code of all appropriate jurisdictions or any comparable law to perfect the security interest granted under the Security Agreement in the Revolver Collateral, have been delivered and, if appropriate, have been duly filed or recorded and that all filing fees, taxes or other amounts required to be paid in connection therewith have been paid. The Administrative Agent and each Agent shall have received evidence reasonably satisfactory to it that proper financing statements, describing the Shared Collateral and naming the Borrowers as debtors and the Master Collateral Agent, as secured party, or other similar instruments or documents, as may be necessary or, in the opinion of the Administrative Agent or any Lender, desirable under the Uniform Commercial Code of all appropriate jurisdictions or any comparable law to perfect the security interest granted under the Master Collateral and Intercreditor Agreement in the Shared Collateral, have been delivered and, if appropriate, have been duly filed or recorded and that all filing fees, taxes or other amounts required to be paid in connection therewith have been paid. For all purposes hereunder, the Administrative Agent, each Agent and the Lender Collateral Agent may rely upon an opinion of counsel as to their respective determinations. The Administrative Agent and each Agent shall have received (i) an acknowledgment in form and substance satisfactory to it from the Master Collateral Agent acknowledging Delivery (as defined in the Master Collateral and Intercreditor Agreement) to it of the AFSFT Class A Certificate and each of the certificates evidencing the Series 2000-1 Residual Interest, the Series 2001-1 Residual Interest and the Series 2002-1 Residual Interest (each as defined in the Master Collateral and Intercreditor Agreement) and (ii) evidence of the termination of the lien on the AFSFT Class A Certificate previously held by the collateral agent for FSA.

                  (f) Lien Search Reports. The Administrative Agent and each Agent shall have received certified copies of requests for information or copies (or a similar search report certified by a party acceptable to the Administrative Agent and each Agent), dated a date reasonably near to the Effective Date, listing all effective financing statements which name the Borrowers or AFS Funding Trust (in any case, under its present name and any previous name) as debtor and which are filed in the jurisdictions in which the statements referred to in Section 3.01(e) were or are to be filed, together with copies of such financing statements (none of which, other than financing statements naming the Lender Collateral Agent, for the benefit of the Secured Parties, or the Master Collateral Agent, as secured party, shall cover any of the Revolver Collateral or the Shared Collateral). The Administrative Agent shall have no responsibility or obligation, at any time, to review, evaluate, verify, monitor, inquire or investigate any document, reports or information received pursuant to this Section 3.01(f), it being the specific understanding and agreement of the parties hereto that the Administrative Agent's sole responsibility and obligation under this Section 3.01(f) is to receive the documents, reports and information as and when provided.

                  (g) Other Transaction Documents. Each other Transaction Document not otherwise referred to in this Section 3.01 (other than the Interest Rate Caps, the Interest Rate Hedge Assignment Acknowledgments, and the guarantees delivered pursuant to clause (p) of the definition of Eligible Security) shall have been duly executed and delivered by the parties thereto; each Agent and the Administrative Agent shall have received an executed copy of its Supplemental Fee Letter and the Administrative Agent and each Agent shall have received a copy of each such other Transaction Document.

                  (h) Expenses. The Borrowers shall have paid all reasonable and appropriately invoiced fees, costs and expenses of the Administrative Agent, the Master Collateral Agent, the Agents and the Lender Collateral Agent payable by the Borrowers in connection with the transactions contemplated hereby.

                  (j) Other Documents. The Administrative Agent and each Agent shall have received the following, each dated as of the Effective Date or as otherwise permitted below:

                      (i) A certificate of the Secretary of State of Nevada as to the legal existence and good standing of AFS Funding dated on or within 20 days prior to the Effective Date;

                      (ii) A certificate of the Secretary of State of Nevada as to the legal existence and good standing of SenSub dated on or within 20 days prior to the Effective Date;

                      (iii) A certificate of the Secretary of State of the applicable jurisdiction of incorporation of each Contingent Obligor as to the legal existence and good standing of such Contingent Obligor dated on or within 20 days prior to the Effective Date;

                      (iv) A certificate of the Secretary of State of Delaware as to the legal existence and good standing of AFS Funding Trust dated on or within 20 days prior to the Effective Date;

                      (v) A certificate of an Authorized Officer of each of the Borrowers, certifying (A) the names and true signatures of the Authorized Officers of such Borrower, (B) that the copies of the charter and the Bylaws of such Borrower attached thereto are complete and correct copies and that such charter and Bylaws have not been amended, modified or supplemented and are in full force and effect, and
         (C) that the copy of the resolutions of the Board of Directors of such Borrower approving the transactions contemplated by the Transaction Documents is a complete and correct copy and that such resolutions are in full force and effect and are the only resolutions relating to the matters contemplated by the Transaction Documents;

                      (vi) A certificate of an Authorized Officer of each of the Borrowers, certifying that (i) the copies of the unaudited balance sheet of each of the Borrowers for its fiscal year ended June 30, 2001, and the related statements of income, shareholders' equity and cash flows for such fiscal year and the unaudited consolidated balance sheet as at March 31, 2002, and the related unaudited consolidated statements of income, shareholders' equity and cash flows for the fiscal quarter then ended attached to such certificate are complete, true and correct and have been prepared in accordance with GAAP consistently applied and present fairly the financial position of such Borrower as of such date and the results of its operations for such periods, and (ii) there have been no changes since the end of the fiscal year ended June 30, 2001 in the assets, liabilities, financial condition, operations, business or prospects of such Borrower, other than changes in the ordinary course of business the effect of which have not, in the aggregate, been materially adverse to the Borrowers;

                      (vii) A certificate of an Authorized Officer of each Contingent Obligor, certifying (A) the names and true signatures of the Authorized Officers of such Contingent Obligor, (B) that the copies of the charter and Bylaws of such Contingent Obligor attached thereto are complete and correct copies and that such charter and Bylaws have not been amended, modified or supplemented and are in full force and effect, and (C) that the copy of the resolutions of the Board of Directors of such Contingent Obligor approving the transactions contemplated by the Transaction Documents is a complete and correct copy and that such resolutions are in full force and effect and are the only resolutions relating to the matters contemplated by the Transaction Documents;

                      (viii) A certificate of an Authorized Officer of AFS Funding certifying that the copy of the AFSFT Trust Agreement attached thereto is a complete and correct copy and that such trust agreement has not been amended, modified or supplemented and is in full force and effect;

                      (ix) A certificate from an Authorized Officer of ACC certifying that (i) the copies of the audited consolidated balance sheet of ACC for its fiscal year ended June 30, 2001, and the related consolidated statements of income, shareholders' equity and cash flow for such fiscal year and the unaudited consolidated balance sheet of ACC as at March 31, 2002, and the related unaudited consolidated statements of income, shareholders' equity and cash flows for the fiscal quarter then ended attached to such certificate are complete, true and correct and have been prepared in accordance with GAAP consistently applied and present fairly, on a consolidated basis, the financial position of ACC and its Subsidiaries (including the Borrowers) as of such dates and the results of their operations for such periods, and (ii) there have been no changes since the end of the fiscal year ended on June 30, 2001 in the assets, liabilities, financial condition, operations, business or prospects of ACC or its Subsidiaries, other than changes in the ordinary course of business the effect of which have not, in the aggregate, been materially adverse to ACC and its Subsidiaries;

                      (x) except in the case of ACC, certificates of the Secretary of State of Texas as to the qualification of each of the Contingent Obligors to do business, and the good standing thereof, in Texas, each dated on or within 20 days prior to the Closing Date;

                      (xi) Certificates of Authorized Officers of the Borrowers and the Contingent Obligors to the effect that the conditions set forth in Sections 3.01(a) and 3.01(b) have been satisfied and all conditions under the Master Collateral and Intercreditor Agreement and the Security Agreement have been satisfied;

                      (xii) A certificate from each party (other than the Borrowers, the Agents and the Lenders), in form and substance satisfactory to the Administrative Agent and each Agent, covering its due execution and delivery of the Transaction Documents to which it is a party and the other documents executed by it in connection herewith and therewith and the incumbency and specimen signatures of its officers executing such documents;

                      (xiii) Opinions of Dewey Ballantine and Chris Choate, Esq., counsel for the Borrowers, AFS Funding Trust and the Contingent Obligors, and of special Delaware and Nevada counsel (who shall be reasonably acceptable to the Administrative Agent) to AFS Funding Trust and the Borrowers, respectively, each dated the Closing Date and addressed to, and reasonably satisfactory in form and substance to, the Administrative Agent, the Lender Collateral Agent, the Master Collateral Agent, each Lender and each Agent;

                      (xiv) An irrevocable letter of direction from AFS Funding and AFS Funding Trust to each trustee with respect to a FSA Series which is a Designated Series instructing such trustee to pay all amounts otherwise payable to either of the Borrowers or AFS Funding Trust to the Master Collateral Agent, acknowledged and agreed to by such trustee, and an irrevocable letter of direction from SenSub to each trustee with respect to each Series which is a Designated Series originated by SenSub, i.e., Series 2000-1, Series 2001-1 and Series 2002-1, instructing such trustee to pay all amounts otherwise payable to SenSub to the Master Collateral Agent, acknowledged and agreed to by such trustee;

                      (xv)    Written evidence satisfactory to the
         Administrative Agent and each Agent that the Notes have been rated at least BBB- by S&P;

                      (xvi)   [Reserved];

                      (xvii) A "field report" from RSM McGladrey, Inc. in form and substance acceptable to each Lender;

                      (xviii) An executed copy of the Release and Reconfirmation Agreement, dated as of August 15, 2002, by and among AmeriCredit Corp., ACFS, AFS Funding Trust, AFS Funding and FSA; and

                      (xix) Such other documents, instruments, opinions and certificates and completion of such other matters, as the Administrative Agent and each Agent may reasonably deem necessary or desirable.

                  SECTION 3.02 Conditions Precedent to Borrowings, Conversions and Continuations.

                  (a) The obligation of each Lender to Convert any Advance or Continue any Advance shall be subject to the condition precedent that on the date of such Conversion or Continuation no Event of Default has occurred and is continuing.

                  (b) The obligation of each Lender to make any Advance as a part of any Borrowing (other than as a result of a Conversion or Continuation) shall be subject to the further conditions precedent that:

                      (i) The Administrative Agent shall have timely received a properly completed Notice of Borrowing, executed by an Authorized Officer of the Borrowers, which Notice of Borrowing shall include a calculation of the Borrowing Base (including a calculation of the Revolver Borrowing Base and the Senior Borrowing Base) and shall demonstrate that, after giving effect to such Borrowing, no Borrowing Base Deficiency shall exist;

                      (ii) The Administrative Agent shall have received an Officer's Certificate of each of the Borrowers, ACFS and ACC stating that on the Borrowing Date and after giving effect to the Borrowing on that date, all representations and warranties of such person contained herein or in any Transaction Document or otherwise made by them in writing pursuant to any of the provisions hereof or thereof are true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct on and as of such date;

                      (iii) The Administrative Agent shall have received an Officer's Certificate of each of the Borrowers stating that on the Borrowing Date and after giving effect to the Borrowing on that date, no Event of Early Termination, condition, event or act which with notice or lapse of time or both will become an Event of Early Termination, Default or Event of Default has occurred and is continuing;

                      (iv) The Administrative Agent shall have received an Officer's Certificate of each of the Borrowers stating (a) that the related Asset Backed Security has been delivered to the Lender Collateral Agent and is an Eligible Security, (b) that the Lender Collateral Agent has a first priority perfected security interest in the Revolver Collateral, and there shall be no other security interests or Liens on the Revolver Collateral and (c) that the Master Collateral Agent has a first priority perfected security interest in the Shared Collateral, and there shall be no other security interests or Liens on the Shared Collateral;

                      (v) The Administrative Agent shall have received an Officer's Certificate of each of the Borrowers stating that there shall have been no changes in the assets, liabilities, financial condition, operations, business or prospects of such Borrower or any of the Contingent Obligors which may have a Material Adverse Effect, including without limitation the performance of the receivables owned or serviced by any such party;

                      (vi) At least four Business Days prior to the date on which the Borrowers request that the Maximum Advance Amount with respect to an Eligible Security be included in the Revolver Borrowing Base, the Borrowers shall provide to the Administrative Agent an Officer's Certificate certifying that it has delivered to the Administrative Agent a true and correct copy of the prospectus or other offering document relating to the Series of which the Eligible Security is a part;

                      (vii) If the date of such Borrowing is a Ratings Reaffirmation Date, the Administrative Agent shall have received written confirmation that the Notes shall remain rated at least BBB- by S&P, after giving effect to such Borrowing;

                      (viii) The Commitment Period Termination Date shall not have occurred;

                      (ix) If an Asset Backed Security shall be initially included in the calculation of the Revolver Borrowing Base in connection with such Borrowing, such Asset Backed Security shall have been delivered upon its issuance to the Lender Collateral Agent in accordance with the provisions of the Security Agreement and this Agreement, and, if such Asset Backed Security is not rated at least BBB by S&P and Baa2 by Moody's, the Administrative Agent shall have calculated a schedule of Maximum Advance Percentages with respect to such Eligible Security by stressing the base case cash flows (as presented in the related prospectus supplement or other offering document) by increasing the base case losses by an additional 25%;

                      (x) The Administrative Agent and each Lender shall have received a Revolver Borrowing Base Certificate and a Senior Borrowing Base Certificate from the Borrowers and ACFS;

                      (xi) The Administrative Agent shall have received an irrevocable letter of direction from SenSub, AFS Funding and/or AFS Funding Trust, as appropriate, to each trustee with respect to each Asset Backed Security to be initially included in the calculation of the Revolver Borrowing Base in connection with such Borrowing instructing such trustee to pay all amounts otherwise payable to either of the Borrowers or AFS Funding Trust to the Lender Collateral Agent, acknowledged and agreed to by such trustee;

                      (xii) If required pursuant to Section 5.01(n) hereof, the Administrative Agent shall have received an executed copy of an Interest Rate Cap and Interest Rate Hedge Assignment Acknowledgement satisfying the requirements of such Section;

                      (xiii) If required pursuant to Section 5.01(x) hereof, the Borrowers shall have paid to the Lender Collateral Agent for deposit to the "Interest Reserve Account" maintained pursuant to the Security Agreement, an amount equal to the Interest Reserve Deposit Amount;

                      (xiv) The Administrative Agent shall have received the guaranties, if any, required by clause (p) the definition of Eligible Security with respect to the Eligible Security being financed by such Borrowing and an opinion of counsel, in form and substance satisfactory to the Lenders, to the Persons providing such guaranties as to the authorization, execution, delivery and enforceability of such guaranties; and

                      (xv) The Administrative Agent and the Agents shall have received such other documents, instruments, opinions, certificates as the Administrative Agent or any such Agent may reasonably deem necessary or desirable.

                  (c) The obligation of each Lender to make its initial Advance shall be subject to the further conditions precedent that the Administrative Agent and each Lender shall have received:

                      (i) A report, as of a recent date, prepared by a firm of nationally recognized independent accountants and addressed to the Lenders setting forth the result of agreed upon procedures acceptable to the Administrative Agent to (1) verify the modeling inputs against the underlying terms of the Designated Term Series, (2) recalculate the cash flows using the methodology outlined in Annex 1 of the Master Collateral and Intercreditor Agreement and (3) calculate the total Senior Borrowing Base pursuant to said Annex 1; and

                      (ii) An Accountants' Letter with respect to the audited financial statements of ACC for the year ended June 30, 2001.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

                  SECTION 4.01 Representations and Warranties with respect to the Borrowers. Each Borrower represents and warrants as follows on the date of this Agreement, the Effective Date and the date that any Advance is made, Continued or Converted, in each case, with reference to the facts and circumstances then existing:

                  (a) Organization and Good Standing. It has been duly organized and is validly existing as a corporation under the laws of the State of Nevada, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted.

                  (b) Due Qualification. It is duly qualified to do business as a foreign entity in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its properties or the conduct of its business requires such qualification.

                  (c) Power and Authority. It has the power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to carry out its terms and their terms, respectively; it has full power and authority to grant to the Lender Collateral Agent, for the benefit of the Secured Parties, a perfected security interest in the Revolver Collateral and has duly authorized such grant by all necessary corporate action; it has full power and authority to grant to the Master Collateral Agent, for the benefit of the Secured Parties, a perfected security interest in the Shared Collateral and has duly authorized such grant by all necessary corporate action; and the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party have been duly authorized by it by all necessary corporate action.

                  (d) Security Interest; Binding Obligations. This Agreement and the Transaction Documents to which it is a party have been duly executed and delivered and create a valid security interest in the Revolver Collateral in favor of the Lender Collateral Agent, on behalf of the Secured Parties, enforceable against it and creditors of and purchasers from such Borrower; the Master Collateral and Intercreditor Agreement creates a valid security interest in the Shared Collateral in favor of the Master Collateral Agent, for the benefit of the Secured Parties, enforceable against each such Borrower and creditors of and purchasers from such Borrower; and this Agreement and the other Transaction Documents to which it is a party have been duly executed and delivered by it and constitute legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                  (e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party, and the fulfillment of the terms of this Agreement and the other Transaction Documents to which it is a party, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under any indenture, agreement, mortgage, deed of trust or other instrument to which it is a party or by which it is bound or any of its properties are subject, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to its Governmental Authority having jurisdiction over it or any of its properties, or in any way adversely affect its ability to perform its obligations under this Agreement or the other Transaction Documents to which it is a party.

                  (f) No Proceedings. There are no proceedings or investigations pending or, to its knowledge, threatened against it, before any court or other Governmental Authority having jurisdiction over it or its properties (A) asserting the invalidity of this Agreement or any of the other Transaction Documents, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by it of its obligations under, or the validity or enforceability of, this Agreement or any of the other Transaction Documents or the security interests created hereunder or thereunder, (D) involving it, AFS Funding Trust, the Revolver Collateral or the Shared Collateral, or (E) that could have a Material Adverse Effect.

                  (g) No Consents. It is not required to obtain the consent of any other Person which has not been obtained, or any consent, license, approval or authorization of, or registration or declaration with, any Governmental Authority in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the other Transaction Documents to which it is a party.

                  (h) Use of Proceeds. No part of the proceeds of the Borrowings will be used, directly or indirectly, for a purpose which violates any law, rule or regulation of any Governmental Authority, including the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System, as amended.

                  (i) Solvency. It is solvent and will not become insolvent after giving effect to the transactions contemplated by this Agreement and the Transaction Documents. After giving effect to the transactions contemplated by this Agreement and the other Transaction Documents, it will have adequate funds to conduct its business in the foreseeable future.

                  (j) Compliance With Laws. It has complied and will comply in all material respects with all applicable laws, rules, regulations, judgments, agreements, decrees and orders with respect to its business and properties, all Shared Collateral and all Revolver Collateral.

                  (k) Taxes. It has filed on a timely basis all tax returns (including, without limitation, foreign, federal, state, local and otherwise) required to be filed, is not liable for taxes payable by any other Person and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from it. No tax lien or similar adverse claim has been filed, and no claim is being asserted, with respect to any such tax, assessment or other governmental charge. Any taxes, fees and other governmental charges payable by it in connection with the execution and delivery of this Agreement and the other Transaction

Documents and the transactions contemplated hereby or thereby have been paid or shall have been paid if and when due at or prior to the Effective Date and each Borrowing Date.

                  (l) No Liens, Etc. It has and will have good title to the Revolver Collateral and the Shared Collateral it owns. Such Revolver Collateral and the Shared Collateral is and will be owned by it free and clear of any Lien or restrictions on transferability (other than Liens in favor of the Lender Collateral Agent or the Master Collateral Agent) and it has the full right, corporate power and lawful authority to assign, transfer and pledge the same and interests therein. No effective financing statement or other instrument similar in effect covering all or any part of the Revolver Collateral or the Shared Collateral is on file in any recording office, except such as may have been filed in favor of the Lender Collateral Agent pursuant to the Security Agreement, or such as may have been filed in favor of the Master Collateral Agent pursuant to the Master Collateral and Intercreditor Agreement. It has delivered all physical collateral constituting the Revolver Collateral and the Shared Collateral it owns to the Lender Collateral Agent or the Master Collateral Agent, as applicable.

                  (m) Information True and Correct. All information heretofore or hereafter furnished by or on behalf of it, AFS Funding Trust or any Contingent Obligor to any Lender, any Agent or the Administrative Agent in connection with this Agreement or any Transaction Document or any transaction contemplated hereby or thereby (other than any Series Transaction Document or any prospectus or prospectus supplement relating to a Designated Series) is and will be true and complete in all material respects and does not and will not omit to state a material fact necessary to make the statements contained therein not misleading. All information set forth in a Series Transaction Document or a prospectus or prospectus supplement relating to a Designated Series was true and complete in all material respects and did not omit to state a material fact necessary to make the statements contained therein not misleading as of the date of such document, prospectus or prospectus supplement.

                  (n) ERISA Compliance. It is in compliance with ERISA and has not incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) to the Pension Benefit Guaranty Corporation (or any successor thereto) under ERISA.

                  (o) Financial or Other Condition. There has been no event which may have a Material Adverse Effect since March 31, 2002, other than changes in general economic conditions which might have affected the value of the Revolver Collateral or the Shared Collateral.

                  (p) Investment Company Status. It is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act

                  (q) No Trade Names. It has no trade names, fictitious names, assumed names or "doing business as" names.

                  (r) Separate Existence. It is operated, and since its incorporation has been operated, as an entity with assets and liabilities distinct from those of any of the Contingent

Obligors and any of its other Affiliates and any other Person, and each such Contingent Obligor hereby acknowledges that the Administrative Agent, each of the Agents and each of the Lenders are entering into the transactions contemplated by this Agreement in reliance upon each Borrower's identity as a separate legal entity from each of the Contingent Obligors and each such Affiliate and any other Person. There is not now, nor will there be at any time in the future, any agreement or understanding between it and any other Person providing for the allocation or sharing of obligations to make payments or otherwise in respect of any taxes, fees, assessments or other governmental charges other than the management services agreement dated as of January 1, 1999 and the tax sharing agreement dated as of December 22, 1994.

                  (s) Business of each Borrower. It engages exclusively in the business of acquiring pools of receivables and/or payment obligations from its Affiliates and transferring such assets to various trusts which issue various Series related to such pools of receivables and/or payment obligations, and such other activities as may be incidental to or reasonably necessary and appropriate in connection with the conduct of the foregoing.

                  (t) Investments. It does not own or hold, directly or indirectly, any capital stock or equity security of, or any equity interest in, any Person other than, in the case of AFS Funding, equity interests in AFS Funding Trust.

                  (u) Representations and Warranties True and Correct. Each of its representations and warranties contained in the Transaction Documents is true and correct in all material respects.

                  (v) Series Transaction Documents Relating to Eligible Security. Each of the Series Transaction Documents relating to each Eligible Security is in full force and effect, no default, unmatured default, servicer default, trigger event or other like event has occurred and is continuing thereunder, and all of its representations and warranties set forth in such Series Transaction Documents are true and correct (except to the extent such representations and warranties specifically relate to an earlier date, then such representations and warranties shall be true and correct as of such earlier date). It has furnished to the Administrative Agent true, correct and complete copies of the Series Transaction Documents relating to each Eligible Security constituting part of the Revolver Collateral, each of which document is certified by the Borrowers to be in full force and effect and shall furnish to the Administrative Agent all amendments to such documents permitted hereunder which may be entered into from time to time.

                  (w) Financial Statements. (i) The copies of (a) its and ACFS's unaudited balance sheets for their respective fiscal years ended June 30, 2001, and the related statements of income, shareholders' equity and cash flows for such fiscal years, and the unaudited consolidated balance sheet as at March 31, 2002, and the related unaudited consolidated statements of income, shareholders' equity and cash flows for the fiscal quarter then ended and (b) the audited consolidated balance sheet of ACC for its fiscal year ended on June 30, 2001, and the related consolidated statements of income, shareholders' equity and cash flows for such fiscal year and the unaudited consolidated balance sheet as at March 31, 2002, and the related unaudited consolidated statements of income, shareholders' equity and cash flows for the fiscal quarter then ended provided to the Lenders, are complete, true and correct and have been prepared in accordance with GAAP consistently applied and present fairly the financial position of such Persons as of such date and the results of their operations for such periods, and (ii) the copies of the Accountants' Letter for the fiscal year ended on June 30, 2001 are true and correct.

                  (x) Borrowing Base. At the time any Revolver Borrowing Base Certificate is delivered pursuant hereto, each Asset Backed Security included in the calculation of the Revolver Borrowing Base is an Eligible Security.

                  (y) Location. Its principal place of business is 639 Isbell Road, Suite 390, Reno, Nevada 89509. "AFS Funding Corp." and "AFS SenSub Corp." are the correct legal names of the Borrowers indicated on the public records of such Borrower's jurisdiction of organization.

                  (z) Debt. It has no outstanding Debt other than any Debt owing to the Lenders hereunder and secured by the Security Agreement and any Debt secured by Liens in favor of the Master Collateral Agent pursuant to the Master Collateral and Intercreditor Agreement.

                  (aa) FSA Series. There are no FSA Series which are not "Designated FSA Series" under the Master Collateral and Intercreditor Agreement.

                  (bb) Series Transaction Documents Relating to Shared Collateral. Each of the Series Transaction Documents relating to the Shared Collateral is in full force and effect, no default, unmatured default, servicer default, trigger event or other like event has occurred and is continuing thereunder, and all of its representations and warranties set forth in such Series Transaction Documents are true and correct (except to the extent such representations and warranties specifically relate to an earlier date, then such representations and warranties shall be true and correct as of such earlier date). It has furnished to the Administrative Agent true, correct and complete copies of the Series Transaction Documents relating to the Shared Collateral, each of which document is certified by the Borrowers to be in full force and effect and shall furnish to the Administrative Agent all amendments to such documents permitted hereunder which may be entered into from time to time.

                  SECTION 4.02 Representations and Warranties with respect to AFS Funding Trust. AFS Funding represents and warrants as follows on the date of this Agreement, the Effective Date and the date that any Advance is made, Continued or Converted, in each case, with reference to the facts and circumstances then existing:

                  (a) Organization and Good Standing. The AFS Funding Trust has been duly organized and is validly existing as a business trust under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted.

                  (b) Due Qualification. The AFS Funding Trust is duly qualified to do business as a foreign entity in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its properties or the conduct of its business requires such qualification.

                  (c) [Reserved]

                  (d) No Violation. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents, and the fulfillment of the terms of this Agreement and the other Transaction Documents, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under any indenture, agreement, mortgage, deed of trust or other instrument to which AFS Funding Trust is a party or by which it is bound or any of its properties are subject, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to its Governmental Authority having jurisdiction over it or any of its properties.

                  (e) No Proceedings. There are no proceedings or investigations pending or, to its knowledge, threatened against AFS Funding Trust, before any court or other Governmental Authority having jurisdiction over it or its properties (A) asserting the invalidity of this Agreement or any of the other Transaction Documents, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by it of its obligations under, or the validity or enforceability of, this Agreement or any of the other Transaction Documents,
(D) involving it, the Revolver Collateral or the Shared Collateral, or (E) that could have a Material Adverse Effect.

                  (f) No Consents. AFS Funding Trust is not required to obtain the consent of any other Person which has not been obtained, or any consent, license, approval or authorization of, or registration or declaration with, any Governmental Authority in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the other Transaction Documents.

                  (g) Compliance With Laws. The AFS Funding Trust has complied and will comply in all material respects with all applicable laws, rules, regulations, judgments, agreements, decrees and orders with respect to its business and properties.

                  (h) Taxes. The AFS Funding Trust has filed on a timely basis all tax returns (including, without limitation, foreign, federal, state, local and otherwise) required to be filed, is not liable for taxes payable by any other Person and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from AFS Funding Trust. No tax lien or similar adverse claim has been filed, and no claim is being asserted, with respect to any such tax, assessment or other governmental charge.

                  (i) No Liens, Etc. The Spread Accounts are and will be owned by AFS Funding Trust free and clear of any Lien or restrictions on transferability (other than Liens in favor of the collateral agent specified in the Spread Account Agreement) and AFS Funding Trust has the full right, corporate power and lawful authority to assign, transfer and pledge the same and interests therein. No effective financing statement or other instrument similar in effect covering all or any part of the Spread Accounts is on file in any recording office, except such as may have been filed in favor of the collateral agent specified in the supplement to the Spread Account Agreement.

                  (j) Separate Existence. The AFS Funding Trust is operated, and since its creation has been operated, as an entity with assets and liabilities distinct from those of the Borrowers, any of the Contingent Obligors and any other Affiliates of the Borrowers and any other Person, and the Borrowers and the Contingent Obligors hereby acknowledge that the Administrative Agent, each of the Agents and each of the Lenders are entering into the transactions contemplated by this Agreement in reliance upon AFS Funding Trust's identity as a separate legal entity from each of the Borrowers, the Contingent Obligors and each such Affiliate and any other Person. There is not now, nor will there be at any time in the future, any agreement or understanding between AFS Funding Trust and any other Person providing for the allocation or sharing of obligations to make payments or otherwise in respect of any taxes, fees, assessments or other governmental charges other than the management services agreement dated as of January 1, 1999 and the tax sharing agreement dated as of December 22, 1994.

                  (k) Business of AFS Funding Trust. The AFS Funding Trust engages exclusively in the businesses of establishing, depositing funds in, and holding the rights to, the Spread Accounts, purchasing and selling Receivables in connection with securitizations, and holding certificates of beneficial interests in trust established in connection with securitizations of Receivables, each as described in the AFSFT Trust Agreement.

                  (l) Investments. The AFS Funding Trust does not own or hold, directly or indirectly, any capital stock or equity security of, or any equity interest in, any Person other than equity interests in the issuers of the Series.

                  (m) ERISA Compliance. AFS Funding Trust is in compliance with ERISA and has not incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) to the Pension Benefit Guaranty Corporation (or any successor thereto) under ERISA.

                  (n) Investment Company Status. AFS Funding Trust is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act.

                  SECTION 4.03 Representations and Warranties with respect to each Contingent Obligor. Each Contingent Obligor represents and warrants as follows on the date of this Agreement, the Effective Date and the date that any Advance is made, Continued or Converted, in each case, with reference to the facts and circumstances then existing:

                  (a) Organization and Good Standing. It has been duly organized and is validly existing as a corporation under the laws of the jurisdiction of its incorporation, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted.

         (b) Due Qualification. It is duly qualified to do business as a foreign entity in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its properties or the conduct of its business requires such qualification.

         (c) Power and Authority. It has the power and authority to execute and deliver the Transaction Documents to which it is a party and to carry out their respective terms.

         (d) Binding Obligations. The execution, delivery and performance of the Transaction Documents to which it is a party have been duly authorized by it by all necessary corporate action. The Transaction Documents to which it is a party have been executed and delivered by such Contingent Obligor and constitute legal, valid and binding obligations of such Contingent Obligor enforceable against such Contingent Obligor in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         (e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party, and the fulfillment of the terms of this Agreement and the other Transaction Documents to which it is a party, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under any indenture, agreement, mortgage, deed of trust or other instrument to which it is a party or by which it is bound or any of its properties are subject, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to its Governmental Authority having jurisdiction over it or any of its properties, or in any way adversely affect its ability to perform its obligations under this Agreement or the other Transaction Documents to which it is a party.

         (f) No Proceedings. There are no proceedings or investigations pending or, to its knowledge, threatened against it, before any court or other Governmental Authority having jurisdiction over it or its properties (A) asserting the invalidity of this Agreement or any of the other Transaction Documents, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by it of its obligations under, or the validity or enforceability of, this Agreement or any of the other Transaction Documents, (D) involving it, either Borrower, AFS Funding Trust, the Revolver Collateral or the Shared Collateral, or (E) that could have a Material Adverse Effect.

         (g) No Consents. It is not required to obtain the consent of any other Person which has not been obtained, or any consent, license, approval or authorization of, or registration or declaration with, any Governmental Authority in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the other Transaction Documents to which it is a party.

         (h) Compliance With Laws. It has complied and will comply in all material respects with all applicable laws, rules, regulations, judgments, agreements, decrees and orders with respect to its business and properties.

         (i) Taxes. It has filed on a timely basis all tax returns (including, without limitation, foreign, federal, state, local and otherwise) required to be filed, is not liable for taxes payable by any other Person and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from it. No tax lien or similar adverse claim has been filed, and no claim is being asserted, with respect to any such tax, assessment or other governmental charge.

         (j) Information on Designated Series. ACFS has delivered a prospectus and prospectus supplement for each Designated Series to the Administrative Agent; and each such prospectus and prospectus supplement was true and correct at the time such Designated Series was issued. The information set forth on
Schedule IV with respect to the Designated Series is true and correct as of the date hereof.

         (k) Information True and Correct. All information heretofore or hereafter furnished by or on behalf of it, AFS Funding Trust or any Borrower to any Lender, any Agent or the Administrative Agent in connection with this Agreement or any Transaction Document or any transaction contemplated hereby or thereby (other than any Series Transaction Document or any prospectus or prospectus supplement relating to a Designated Series) is and will be true and complete in all material respects and does not and will not omit to state a material fact necessary to make the statements contained therein not misleading. All information set forth in a Series Transaction Document or a prospectus or prospectus supplement relating to a Designated Series was true and complete in all material respects and did not omit to state a material fact necessary to make the statements contained therein not misleading as of the date of such document, prospectus or prospectus supplement.

         (l) ERISA Compliance. It is in compliance with ERISA and has not incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) to the Pension Benefit Guaranty Corporation (or any successor thereto) under ERISA.

         (m) Financial or Other Condition. There has been no event which may have a Material Adverse Effect since March 31, 2002, other than changes in general economic conditions which might have affected the value of the Revolver Collateral or the Shared Collateral.

         (n) Investment Company Status. It is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act.

         (o) Representation and Warranties True and Correct. Each of its representations and warranties contained in the Transaction Documents is true and correct in all material respects.

         (p) Financial Statements. (i) The copies of (a) its unaudited balance sheets for their respective fiscal years ended June 30, 2001, and the related statements of income, shareholders' equity and cash flows for such fiscal years, and the unaudited consolidated balance sheet as at March 31, 2002, and the related unaudited consolidated statements of income, shareholders' equity and cash flows for the fiscal quarter then ended and (b) the audited consolidated balance sheet of ACC for its fiscal year ended on June 30, 2001, and the related consolidated statements of income, shareholders' equity and cash flows for such fiscal year and the unaudited consolidated balance sheet as at March 31, 2002, and the related unaudited consolidated statements of income, shareholders' equity and cash flows for the fiscal quarter then ended provided to the Lenders, are complete, true and correct and have been prepared in accordance with GAAP consistently applied and present fairly the financial position of such Persons as of such date and the results of their operations for such periods, and (ii) the copies of the Accountants' Letter for the fiscal year ended on June 30, 2001 are true and correct.

         (q) FSA Series. There are no FSA Series which are not "Designated FSA Series" under the Master Collateral and Intercreditor Agreement.

                                    ARTICLE V
                     COVENANTS WITH RESPECT TO THE BORROWERS

         SECTION 5.01 Affirmative Covenants. Until this Agreement shall have been terminated in accordance with its terms, all outstanding Advances (including principal, interest and fees) and all other amounts owed to the Lenders under the Transaction Documents shall have been repaid to the Lenders and all Commitments of the Lenders shall have been terminated, ACFS and the Borrowers agree as follows:

         (a) Reporting Requirements. ACFS will furnish to the Administrative Agent and each Lender:

             (i) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Borrowers and ACC, balance sheets of the Borrowers and ACC (which in the case of ACC shall be consolidated), for the fiscal quarter of such Person most recently ended, and the related statements of income, shareholders' equity and cash flows for such fiscal quarter and for the period beginning with the end of the fiscal year most recently ended and ending at the end of such quarter, prepared in accordance with GAAP consistently applied and certified by an Authorized Officer of the Borrowers or ACC, as the case may be; plus, with respect to ACC, a certificate from an Authorized Officer of ACFS certifying the percentage of total delinquencies and repossessed assets in ACFS's serviced portfolio as of the end of such quarter, together with back-up financial information with respect thereto as reasonably requested by the Administrative Agent or any Lender;

             (ii) as soon as available and in any event within 90 days after the end of each fiscal year of the Borrowers and ACC, copies of the balance sheet of the Borrowers and of the consolidated balance sheet of ACC for the fiscal year most recently ended, and, in the case of the Borrowers, the related statements of income, shareholders' equity and cash flows for such fiscal year, and, in the case of ACC, the related consolidated statements of income, shareholders' equity and cash flows for such fiscal year, prepared in accordance with GAAP consistently applied together with a report from a firm of independent certified public accountants selected by ACC and acceptable to the Administrative Agent (the "Independent Accountants"), to the effect that such firm has audited the books and records of ACC, in which the Borrowers and ACFS are included as consolidated Subsidiaries for such fiscal year most recently completed, and that (a) such audit was made in accordance with GAAP, and accordingly included such test of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances, and (b) based on such audit, such consolidated financial statements for such fiscal year present fairly, in all material respects, the consolidated financial position of ACC and its Subsidiaries as the end of such fiscal year and the result of its operations and its cash flows for such fiscal year in accordance with GAAP. ACFS will furnish to the Administrative Agent and each Lender, as soon as available and in any event within 180 days after the end of each fiscal year of the Borrowers and ACC, copies of a letter (the "Accountants' Letter") from the Independent Accountants to the effect that the Independent Accountants are independent accountants with respect to ACC under the requirements of the American Institute of Certified Public Accountants and the requirements of the U.S. Securities and Exchange Commission. ACFS will furnish to the Administrative Agent and each Lender, as soon as available and in any event within 120 days after the end of each fiscal year of the Borrowers and ACC, copies of a report (the "Procedures Report") on the application of agreed upon procedures (such procedures to be substantially similar to those set forth in the letter attached as
     Exhibit I hereto) to certain Revolver Servicer's Certificates and MCA Servicer's Certificates, including applying certain procedures to three randomly selected Revolver Servicer's Certificates and MCA Servicer's Certificates with respect to the delinquency, default and loss statistics required to be specified therein noting whether any exceptions or errors in the Revolver Servicer's Certificates and MCA Servicer's Certificates were found. If the long-term senior unsecured debt of ACC is rated by either S&P or Moody's below B or Ba2, respectively, or if an Event of Default shall have occurred and be continuing, then ACFS will cause the Independent Accountants to deliver a Procedures Report semi-annually to the Lender Collateral Agent, the Agents, the Administrative Agent and the Rating Agency, on or before January 31 and July 31 of each year with respect to the six months ended the immediately preceding September 30 and March 31, as applicable.

             (iii) together with the financial statements and reports described in (i) or (ii) above, a certificate of an Authorized Officer of the applicable Person (in the case of information concerning the Borrowers, such certificate shall be provided by an Authorized Officer of ACFS) confirming the absence of any Event of Early Termination, Default or Event of Default as of such date and as of the date of such certificate;

             (iv) promptly upon the same becoming available to the Borrowers or ACC, a copy of each material report, notice, certificate, statement, letter or other communication relating to the Designated Series, including, without limitation, each annual accountants' report relating to the servicer's certificates for any Designated Series required to be delivered under the terms of the related Series Transaction Documents (together with a letter permitting the Administrative Agent and the Agents on behalf of the Lenders and Assignees to rely on such report), each monthly servicer report, any report relating to withdrawals from a Spread Account for a Series for application to amounts due with respect to another Series or for deposit to the Spread Account for another Series, and any report or communication required to be delivered to FSA, any other applicable credit enhancer or the holders of any of the Designated Series or any Rating Agency (or any other similar entity) rating any of the Designated Series;

             (v) as soon as available and in any event within 10 days after the end of each month, a collateral summary report in substantially the form of Exhibit M hereto with respect to all Series then outstanding, in form and substance acceptable to the Administrative Agent;

             (vi) as soon as available and in any event within 10 days after the end of each month, a report in substantially the form of Exhibit N hereto on the compliance of the Borrowers with the trigger events and events of default set forth in the agreements pursuant to which any third party insurer has insured the Designated Series, and promptly (and in no event later than 3 days) following the occurrence of any default under any such agreement, notice of such default (with a copy to the Lender Collateral Agent);

             (vii) as soon as available and in any event on or before each Determination Date, a Revolver Servicer's Certificate (including a Revolver Borrowing Base Certificate) and an MCA Servicer's Certificate (including a Senior Borrowing Base Certificate); and

             (viii) any other financial information relating to the Borrowers, AFS Funding Trust, any of the Contingent Obligors, or any of the Revolver Collateral or Shared Collateral as shall be reasonably requested by the Administrative Agent, any Agent or any Lender.

         (b) Other Certificates and Information. ACFS will furnish to the Administrative Agent and each Lender:

             (i) Immediately after ACFS or a Borrower knows of the occurrence of any Event of Early Termination, Event of Default or any event or condition which with the giving of notice or lapse of time, or both, would constitute an Event of Early Termination or Event of Default, a certificate of an Authorized Officer of ACFS specifying the nature of such event or condition and the action which the Borrowers have taken and/or propose to take with respect thereto (with a copy to the Lender Collateral Agent);

             (ii) Prompt written notice of the occurrence of any default or event of default under any of the Series Transaction Documents relating to any of the Eligible Securities or the Shared Collateral, including any amortization events, facility termination events, insurance agreement trigger events or events of default, servicer termination events, which notice shall be given not later than the Business Day following the ACFS's knowledge of the occurrence thereof and which notice shall (A) specify the nature thereof, and (B) be accompanied by copies of all notices delivered to any party to any of the Series Transaction Documents relating to such Eligible Security with respect thereto to the extent not delivered pursuant to any other provision of this Agreement;

               (iii) Prompt written notice if (A) any Debt by any Borrower or AFS Funding Trust in excess of $50,000 is declared or shall become due and payable prior to its stated maturity, or is called and not paid when due,
     (B) a payment or other default by any Borrower or AFS Funding Trust shall have occurred under or with respect to any other Debt (other than the Notes) of such Borrower or AFS Funding Trust in excess of $50,000 or the holder of any such Debt has the right to declare any such Debt due and payable prior to its stated maturity as a result of such default, (C) any drawing has been made under any insurance policy issued by any insurer of any Series which insurance policy relates to such Series; or (D) any drawing has been made under any Spread Account relating to any Series with respect to which the cumulative outstanding drawings from such Spread Account exceed $250,000;

               (iv) Prompt written notice if (A) any citation, summons, subpoena, order to show cause or other order naming any Borrower, or ACFS or any Contingent Obligor a party to any proceeding before any Governmental Authority which related in any way to any Transaction Document, or any Designated Series, could reasonably be expected to have a Material Adverse Effect or calls into question the validity or enforceability of any of the Transaction Documents or any Series Transaction Documents relating to any Designated Series, and include with such notice a copy of such citation, summons, subpoena, order to show cause or other order, (B) any lapse or other termination of any material license, permit, franchise or other authorization issued to any Borrower, or ACFS or any Contingent Obligor by any Governmental Authority, the lapse or termination of which could reasonably be expected to result in a Material Adverse Effect, (C) any refusal by any Governmental Authority or any other Person to renew or extend any such material license, permit, franchise or other authorization with respect to which such refusal could reasonably be expected to result in a Material Adverse Effect and (D) any dispute between any Borrower, or ACFS or any Contingent Obligor and any Person, which dispute could reasonably be expected to have a Material Adverse Effect;

               (v) Prompt written notice of any change or publicly announced consideration of any change by any Rating Agency in the rating of the unsecured debt of any of the Contingent Obligors that would give rise to an Event of Early Termination, or a change in or withdrawal of the rating of any of the Designated Series or Eligible Security;

               (vi) Prompt written notice of any change in the rating of any security which is part of a Designated Series;

               (vii) Promptly copies of all amendments to the Series Transaction Documents relating to any FSA Series, any Designated Series or any Series relating to Shared Collateral;

               (viii) Promptly copies of all prospectuses and prospectus supplements relating to Asset Backed Securities rated BBB/Baa2 or BB/Ba2 by S&P and Moody's which are not issued as part of Designated Series; and

               (ix) Promptly furnish such other information and financial data as the Administrative Agent, any Agent or any Lender may reasonably request.

          (c) Preservation of Corporate Existence and Separate Existence. The Borrowers will do or cause to be done, and cause AFS Funding Trust to do or cause to be done, all things necessary on its part to preserve and keep in full force and effect its existence and good standing as a corporation or business trust, as applicable, under the laws of the jurisdiction of its incorporation or establishment, as applicable. The Borrowers will comply, and cause AFS Funding Trust to comply, fully with the Underlying Transaction Documents to which each of them is a party so as to maintain each of the Borrower's identity and AFS Funding Trust's identity as a separate legal entity from its Affiliates and to make it manifest to third parties that each of the Borrowers and AFS Funding Trust is an entity with assets and liabilities distinct from its Affiliates.

          (d) Compliance with Laws. The Borrowers will comply, and cause AFS Funding Trust to comply, with all applicable laws, rules and regulations and orders of any Governmental Authority, the noncompliance with which could have a Material Adverse Effect and, without limiting the generality of the foregoing, comply with all applicable laws, rules and regulations and orders of any Governmental Authority regarding the use of the proceeds of the Borrowings and the Designated Series, including the provisions of Regulations T, U and X of the Board of Governors of the Federal Reserve System, as amended.

          (e) Payment of Taxes. The Borrowers will pay and discharge, and cause AFS Funding Trust to pay and discharge, promptly or cause to be paid and discharged promptly, all Taxes imposed upon each of them or upon their respective income or profits or upon any of their respective assets; provided that the payment of any such Tax shall not be required so long as the amount, applicability or validity thereof shall be contested in good faith by appropriate proceedings, such Borrower or AFS Funding Trust, as the case may be, shall have set aside adequate cash reserves in respect thereof, and ACFS shall have given the Administrative Agent and the Agents prompt notice of such contest.

          (f) Payment of Debt and Performance of Obligations. The Borrowers will pay and discharge, and cause AFS Funding Trust to pay and discharge, when due all lawful Debt, obligations and claims for labor, materials and supplies or otherwise which, if unpaid, could reasonably be expected to (i) have a Material Adverse Effect or (ii) become a Lien upon any property of any of the Borrowers or AFS Funding Trust, as the case may be, other than a Permitted Lien, unless and to the extent only that the validity of such Debt, obligation or claim shall be contested in good faith and by appropriate proceedings diligently conducted by such Borrower or AFS Funding Trust, as the case may be, and that any such contested Debt, obligations or claims shall not constitute or create a Lien upon property of any of the Borrowers or AFS Funding Trust, as the case may be, and provided further that ACFS shall give the Administrative Agent and the Agents prompt notice of any such contest and shall have retained adequate cash reserves in respect thereof.

          (g) Books and Records; Visitation. The Borrowers will keep, and cause AFS Funding Trust to keep, proper books of record and account in which complete, true and correct entries in conformity with GAAP and all requirements of law shall be made of all material dealings and transactions in relation to its business and activities; upon reasonable notice, permit representatives of the Administrative Agent, each Agent and each Lender to visit the offices of the Borrowers or AFS Funding Trust, as the case may be, or such other place where such books of record and accounts are kept and to discuss the operations and financial condition of the Borrowers or AFS Funding Trust, as the case may be, with the Authorized Officers thereof.

          (h)  Reserved.

          (i) Series Transaction Documents. The Borrowers will deliver a copy of (i) all Series Transaction Documents relating to a Designated Series to the Administrative Agent promptly after the closing of such Series together with an Officer's Certificate of the Borrowers that such copy is true, correct and complete and (ii) any rating agency presentation prepared and delivered after the Effective Date relating to a Designated Series. The Administrative Agent will promptly deliver copies of all such documents to each Agent.

          (j) Compliance with Transaction Documents. The Borrowers will comply, and cause AFS Funding Trust to comply, in all material respects, with the terms of the Transaction Documents to which each of them is a party, including without limitation performing any and all additional actions reasonably required by the Administrative Agent to perfect or continue the perfection of the Lien on the Revolver Collateral or the Shared Collateral.

          (k) Compliance with Series Transaction Documents. The Borrowers will comply, and cause AFS Funding Trust to comply, in all material respects, with the terms of the Series Transaction Documents to which each of them is a party relating to any Designated Series.

          (l) Conformity of Issued Designated Series to Relevant Series Transaction Documents. The Borrowers will cause, and cause AFS Funding Trust to cause, each Designated Series issued to be in compliance in all material respects with the terms of the Series Transaction Documents relating to such Designated Series, including without limitation, the existence of the credit enhancement and/or overcollateralization contemplated by such documents.

          (m) Accountant's Letters; Legal Opinions. ACFS will provide to the Administrative Agent copies of all accountant's letters and accountant's annual statements of compliance with respect to each Designated Series and copies of all opinions of counsel rendered in connection with any Designated Series and a reliance letter with each such document pursuant to which the Administrative Agent (on behalf of the Lenders) may rely on all such documents. The Administrative Agent will deliver copies of all such documents to each Agent.

          (n) Interest Rate Caps. The Borrowers will maintain, with respect to any Eligible Security which bears a fixed rate of interest, at all times on and after the date such Eligible Security is included in the determination of the Revolving Borrowing Base hereunder, LIBOR interest rate cap agreements (a) between a Borrower and any bank or other financial institution whose long-term rating is at least A+ from S&P and A1 from Moody's and whose short-term unsecured debt obligation rating is at least A-1/P-1 by S&P and Moody's, respectively, and is listed on Schedule III hereto, (b) with an initial aggregate notional principal amount not less than the outstanding principal balance at such time and with an amortization schedule setting forth an amount for each month not less than the product of the original face amount of such Eligible Security and the Maximum Advance Percentage for such Eligible Security and such month, (c) with respect to which the Lender Collateral Agent has received an Interest Rate Hedge Assignment Acknowledgment, (d) which is either
(I) substantially in the form of Exhibit H or (II) otherwise in form and substance reasonably acceptable to the Required Lenders and the Rating Agency,
(e) with a cap strike price equal to or less than the fixed interest rate applicable to such Eligible Security minus the sum of 2.25% and, if such Eligible Security is not rated at least "BBB" or better by S&P and "Baa2" or better by Moody's, the Usage Fee Rate (as defined in the Supplemental Fee Letters) and (f) a copy of which has been delivered to the Administrative Agent, the Agents and the Lender Collateral Agent (each, an "Interest Rate Cap").

          The Borrowers shall not, without the prior written consent of the Required Lenders, (i) sell, assign (by operation of law or otherwise), convey, transfer, deliver or otherwise dispose of, any of its rights under the Interest Rate Caps, or create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any its rights under the Interest Rate Caps, except for the assignment to the Lender Collateral Agent;
(ii) cancel or terminate the Interest Rate Cap or consent to or accept any cancellation or termination thereof; (iii) amend, supplement or otherwise modify the Interest Rate Cap or give any consent, waiver or approval thereunder; (iv) waive any default under or breach of the Interest Rate Cap; or (v) take any other action in connection with the Interest Rate Cap which would impair the value of the interest or rights of the Borrowers thereunder or which would impair the interests or rights of the Lender Collateral Agent, any Lender or any other party under the Security Agreement.

          (o) AFS Funding Trust Liens. AFS Funding will cause AFS Funding Trust not to create, assume, or suffer to exist any Lien on any personal property of AFS Funding Trust whether now owned or hereafter acquired by AFS Funding Trust; provided, however, that such restriction shall not apply to: (i) any Lien for taxes, assessments or other governmental charges or levies not yet subject to penalties for non-payment or the validity, applicability or amount of which is being contested in good faith by appropriate legal proceedings and with respect to which adequate reserves in accordance with GAAP have been established by AFS Funding Trust; (ii) any Lien which is imposed by law (such as those of mechanics, carriers and warehousemen), if payment of the obligation secured thereby is not yet due or the validity, the applicability or amount of which is being contested in good faith by appropriate legal proceedings and with respect to which adequate reserves in accordance with GAAP have been established by AFS Funding Trust; (iii) judgment Liens in existence less than five days after the entry thereof or with respect to which execution has been stayed, so long as the aggregate amount of all such judgment Liens at any time does not exceed $100,000, or judgment Liens the payment of which is covered in full (subject to a customary deductible) by insurance; and (iv) Liens on Spread Accounts in favor of the collateral agent specified in the Spread Account Agreement.

          (p) AFS Funding Trust Merger, Consolidation, Etc. AFS Funding will cause AFS Funding Trust not to merge or consolidate with or into, or sell, convey, transfer, exchange, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, acquire all or substantially all of the assets of, any Person or division of any Person; or sell, convey, transfer, exchange, lease or otherwise dispose of any of its assets.

          (q) AFS Funding Trust Change in Name. AFS Funding will cause AFS Funding Trust not to make any change to its jurisdiction of organization or name or use any trade names, fictitious names, assumed names or "doing business as" names.

          (r) AFS Funding Trust Protection of Collateral. AFS Funding will cause AFS Funding Trust not to sell, transfer, exchange or otherwise dispose of, or pledge, mortgage, hypothecate or otherwise encumber (or permit such to occur or suffer such to exist), any part of its personal property, or permit any Lien (other than (i) any Lien for taxes, assessments or other governmental charges or levies not yet subject to penalties for non-payment or the validity, applicability or amount of which is being contested in good faith by appropriate legal proceedings and with respect to which adequate reserves in accordance with GAAP have been established by AFS Funding Trust; (ii) any Lien which is imposed by law (such as those of mechanics, carriers and warehousemen), if payment of the obligation secured thereby is not yet due or the validity, the applicability or amount of which is being contested in good faith by appropriate legal proceedings and with respect to which adequate reserves in accordance with GAAP have been established by AFS Funding Trust; (iii) judgment Liens in existence less than five days after the entry thereof or with respect to which execution has been stayed, so long as the aggregate amount of all such judgment Liens at any time does not exceed $100,000, or judgment Liens the payment of which is covered in full (subject to a customary deductible) by insurance; and (iv) Liens on Spread Accounts in favor of the collateral agent specified in the Spread Account Agreement) to be created on or extend to or otherwise arise upon or burden such property or any part thereof, any interest therein or the proceeds thereof other than a sale, transfer, exchange, disposal, pledge, mortgage, hypothecation or encumbrance for the benefit of FSA and/or the Underlying Trustees permitted under or pursuant to the terms of any of the Underlying Transaction Documents.

          (s) AFS Funding Trust Business. AFS Funding will cause AFS Funding Trust not to engage in any business or activity other than the business described in AFSFT Trust Agreement as in effect on the date hereof.

          (t) AFS Funding Trust -- Indebtedness. AFS Funding will cause AFS Funding Trust not to incur, create, assume, suffer to exist or otherwise become liable with respect to any Debt other than any Debt incurred, from time to time, in connection with the issuance of any FSA Series in accordance with the AFSFT Trust Agreement.

          (u) Asset Backed Security Distributions; Shared Collateral Distributions; Spread Account Releases. The Borrowers and ACFS will (i) pay or cause to be paid to the Lender Collateral Agent all Asset Backed Security Distributions with respect to Asset Backed Securities constituting Revolver Collateral, (ii) pay or cause to be paid to the Master Collateral Agent all Shared Collateral Distributions and (iii) cause AFS Funding Trust to pay to the Master Collateral Agent (A) all amounts paid to it pursuant to the Spread Account Agreement and (B) all distributions in respect of the AFSFT Class A Certificate. The Borrowers will, and will cause

AFS Funding Trust to, hold all amounts received by any of them (x) in respect of the Asset Backed Securities, the Shared Collateral and the Residual Certificates or (y) pursuant to the Spread Account Agreement in trust for the Lenders and promptly pay such amounts to the Lender Collateral Agent or the Master Collateral Agent, as the case may be, when received. The Lender Collateral Agent shall deposit all amounts received by it in respect of the Revolver Collateral into the Collateral Account for distribution pursuant to Section 6 of the Security Agreement. The Master Collateral Agent shall deposit all amounts received by it in respect of the Shared Collateral into the "Collateral Account" established pursuant to the Master Collateral and Intercreditor Agreement.

          (v) Ratings Reaffirmations. On each Ratings Reaffirmation Date, the Borrowers will obtain from S&P written reaffirmations that the Notes have at least the Requisite Rating and to distribute copies thereof to the Administrative Agent and the Agents.

          (w) Uncertificated Asset Backed Securities. If any Asset Backed Securities (whether now owned or hereafter acquired) are, with the consent of the Required Lenders, uncertificated securities, the Borrowers will promptly notify the Lender Collateral Agent, the Agents and the Administrative Agent thereof, and promptly take all actions required to perfect the first priority security interest of the Lender Collateral Agent therein under applicable law (including, in any event, Article 8 of the New York UCC, if applicable).

          (x) Interest Reserve Account Deposits. The Borrowers will deposit, with respect to any Eligible Security which bears a floating rate of interest, on or before the date such Eligible Security is included in the determination of the Revolving Borrowing Base hereunder, an amount (the "Interest Reserve Deposit Amount") equal to the sum, with respect to each month the Maximum Advance Percentage for such Eligible Security will be greater than zero, of the product (such product for such month, the "Interest Reserve Requirement" for such Eligible Security) of (a) the product of the original face amount of such Eligible Security and the Maximum Advance Percentage for such month and such Eligible Security and (b) the positive difference, if any, of (I) (x) if such Eligible Security is rated BBB by S&P and Baa2 by Moody's, 2.25% or (y) otherwise, 3.50% over (II) the spread over LIBOR reflected in such Eligible Security's coupon rate and (c) the number of days in such month divided by 360.

          (y) FSA Series. Upon the issuance of any FSA Series, the Borrowers will deliver, or cause AFS Funding Trust to deliver, to the Master Collateral Agent an irrevocable letter of direction from AFS Funding and AFS Funding Trust to the trustee party to the related supplement to the Spread Account Agreement instructing such trustee to pay all amounts otherwise payable to AFS Funding or AFS Funding Trust to the Master Collateral Agent, which letter shall have been acknowledged and agreed to by such trustee.

          (z) AFS Funding Trust -- Modification of Series Transaction Documents. AFS Funding will cause AFS Funding Trust not to amend or otherwise modify, without the consent of the Administrative Agent (which consent shall only be given by the Administrative Agent at the direction of the Required Lenders at their sole discretion), any of the Series Transaction Documents relating to any FSA Series, any Designated Series or any Series relating to Shared Collateral to which it is a party which (i) if the Notes are not rated at least "BBB-" by S&P or if there exists any Borrowing Base Deficiency, impairs or adversely affects the value of the Revolver Collateral or the Shared Collateral, (ii) permits the creation of any Lien ranking prior to or on a parity with the Lien of the Security Agreement with respect to any of the Revolver Collateral or the Lien of the Master Collateral and Intercreditor Agreement with respect to any of the Shared Collateral, other than as permitted by the Transaction Documents, (iii) terminates the Lien of the Lender Collateral Agent on the Revolver Collateral or the Lien of the Master Collateral Agent on the Shared Collateral or deprives the Lenders of the security afforded by the Lien of the Security Agreement or the Lien of the Master Collateral and Intercreditor Agreement, (iv) if the Notes are not rated at least "BBB-" by S&P or if there exists any Borrowing Base Deficiency, increases the amount of payments with respect to or accelerates the scheduled maturity of any FSA Series, or (v) cross-collateralizes any Designated Series with any Series which is not a Designated Series or amends the Spread Account Agreement to provide that amounts released from the spread accounts are payable to any person other than AFS Funding Trust, provided that the foregoing shall not prohibit AFS Funding Trust from amending any of the Series Transaction Documents relating to an FSA Series to delete or otherwise reduce or make less likely to occur the events that constitute trigger events and events of default under the agreements pursuant to which FSA has insured the FSA Series.

          SECTION 5.02 Negative Covenants. Until this Agreement shall have terminated in accordance with its terms, all outstanding Advances (including principal, interest and fees) and all other amounts owed to the Lenders under the Transaction Documents have been repaid to the Lenders and this Agreement shall have been terminated neither Borrower will directly or indirectly:

          (a) Liens. Create, assume, or suffer to exist any Lien on any Revolver Collateral or Shared Collateral whether now owned or hereafter acquired by it; provided, however, that such restriction shall not apply to: (i) any Liens in favor of the Lender Collateral Agent pursuant to the Security Agreement and Liens in favor of the Master Collateral Agent pursuant to the Master Collateral and Intercreditor Agreement; (ii) any Lien for taxes, assessments or other governmental charges or levies not yet subject to penalties for non-payment or the validity, applicability or amount of which is being contested in good faith by appropriate legal proceedings and with respect to which adequate reserves in accordance with GAAP have been established by it; (iii) any Lien which is imposed by law (such as those of mechanics, carriers and warehousemen), if payment of the obligation secured thereby is not yet due or the validity, the applicability or amount of which is being contested in good faith by appropriate legal proceedings and with respect to which adequate reserves in accordance with GAAP have been established by it; and (iv) judgment Liens in existence less than five days after the entry thereof or with respect to which execution has been stayed, so long as the aggregate amount of all such judgment Liens at any time does not exceed $100,000, or judgment Liens the payment of which is covered in full (subject to a customary deductible) by insurance.

          (b) Limitations on Margin Stock. Use any of the net proceeds from the Borrowings, directly or indirectly, for the purpose of buying or carrying any Margin Stock.

          (c) Stock, Merger, Consolidation, Etc. Merge or consolidate with or into, or sell, convey, transfer, exchange, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, acquire all or substantially all of the assets of, any Person or division of any Person; or sell, convey, transfer, exchange, lease or otherwise dispose of any of its assets; provided however, the foregoing shall not limit the ability of the Borrowers to sell, convey or transfer, from time to time, pools of receivables to other Persons in connection with the issuance of any Series.

          (d) Change in Name. Make any change to its jurisdiction of organization or name or use any trade names, fictitious names, assumed names or "doing business as" names or any change to its jurisdiction of organization.

          (e) Modifications of Series Transaction Documents. Amend or otherwise modify, without the consent of the Administrative Agent (which consent shall be given by the Administrative Agent at the direction of the Required Lenders and which consent shall not unreasonably be withheld) any of the Series Transaction Documents relating to any FSA Series or any Designated Series or any Series with respect to Shared Collateral to which it is a party which (i) impairs or adversely affects the value of the Revolver Collateral or Shared Collateral, including, without limitation, any amendment or modification which cross-collateralizes any Designated Series with any Series which is not a Designated Series or which amends the Spread Account Agreement to provide that amounts released from the spread accounts are payable to any person other than AFS Funding Trust, (ii) permits the creation of any Lien ranking prior to or on a parity with the Lien of the Security Agreement with respect to any of the Revolver Collateral, other than as permitted by the Transaction Documents, (iii) permits the creation of any Lien ranking prior to or on a parity with the Lien of the Master Collateral and Intercreditor Agreement with respect to any of the Shared Collateral, other than as permitted by the Transaction Documents, (iv) terminates the Lien of the Lender Collateral Agent or the Master Collateral Agent on the Revolver Collateral or the Shared Collateral, respectively, or deprives the Lenders of the security afforded by the Liens of the Security Agreement and the Master Collateral and Intercreditor Agreement, (v) increases the amount of payments with respect to or accelerates the scheduled maturity date of any FSA Series, or (vi) reduces the amount or delays the timing of amounts due under the Asset Backed Securities owned by the Borrowers or amends any voting rights with respect thereto, provided that the foregoing shall not prohibit the Borrowers from amending any of the Series Transaction Documents relating to an FSA Series to delete or otherwise reduce or make less likely to occur the events that constitute trigger events and events of default under the agreements pursuant to which FSA has insured the FSA Series.

          (f) Protection of Collateral. Sell, transfer, exchange or otherwise dispose of, or pledge, mortgage, hypothecate or otherwise encumber (or permit such to occur or suffer such to exist), any part of the Revolver Collateral, except as expressly permitted by the Security Agreement, or any part of the Shared Collateral, except as expressly permitted by the Master Collateral and Intercreditor Agreement; permit the validity or effectiveness of the Security Agreement or the Master Collateral and Intercreditor Agreement or any grant under either such agreement to be impaired; permit the Lien of the Security Agreement or the Lien of the Master Collateral and Intercreditor Agreement to be amended, hypothecated, subordinated, terminated or discharged; permit any Person to be released from any covenants or obligations with respect to the Security Agreement or the Master Collateral and Intercreditor Agreement, except as may be expressly permitted hereby or thereby; permit any Lien (other than the Lien of the Security

Agreement or the collateral agent specified in the Spread Account Agreement for the benefit of the insurer of the Designated Series and the related secured parties) to be created on or extend to or otherwise arise upon or burden the Revolver Collateral or any part thereof, any interest therein or the proceeds thereof; take any action that would permit the lien of the Security Agreement not to constitute a valid security interest in the Revolver Collateral and prior to all Liens other than the Permitted Liens; permit any Lien (other than the Lien of the Master Collateral and Intercreditor Agreement) to be created on or extend to or otherwise arise upon or burden the Shared Collateral or any part thereof, any interest therein or the proceeds thereof; take any action that would permit the lien of the Master Collateral and Intercreditor Agreement not to constitute a valid security interest in the Shared Collateral and prior to all Liens other than the Permitted Liens; claim any credit on, or make any deduction from, the principal or interest payable in respect of the Advances or the Notes (other than amounts withheld in accordance with the Code) or assert any claim against any present or future Lender or the Administrative Agent, by reason of the payment of any taxes levied or assessed upon any part of the Revolver Collateral or the Shared Collateral.

          (g) Other Business. Engage in any business or activity other than the business described in its certificate of incorporation as in effect on the date hereof.

          (h) Indebtedness. Incur, create, assume, suffer to exist or otherwise become liable with respect to any Debt other than (i) hereunder, and (ii) and any Debt secured by Liens in favor of the Master Collateral Agent pursuant to the Master Collateral and Intercreditor Agreement.

          (i) Appointment of Trustee. If FSA is not the Controlling Person with respect to a Designated Series, to the extent AFS Funding has control over the appointment of the trustee of such Designated Series (initial and any successor trustee), if such trustee is to be a Person other than Bank One, N.A., appoint such trustee until AFS Funding has received the prior written consent of the Administrative Agent.

          (j) FSA Series. Not enter into, or permit AFS Funding Trust to enter into, a transaction creating an FSA Series unless, upon issuance, such FSA Series is a "Designated FSA Series" under the Master Collateral and Intercreditor Agreement.

                                   ARTICLE V-A
                          CONTINGENT OBLIGOR COVENANTS

     SECTION 5A.01 Covenant of Each Contingent Obligor. Until this Agreement shall have been terminated in accordance with its terms, all outstanding Advances (including principal, interest and fees) have been repaid to the Lenders and all Commitments of the Lenders shall have been terminated, each Contingent Obligor will do or cause to be done all things necessary on its part to preserve and keep in full force and effect its existence and good standing as a corporation under the laws of its jurisdiction of incorporation.

     SECTION 5A.02 Covenants of ACFS. Until this Agreement shall have been terminated in accordance with its terms, all outstanding Advances (including principal, interest and fees) have been repaid to the Lenders and all Commitments of the Lenders shall have been terminated, ACFS will:

          (a) Continuing Performance as Servicer. So long as ACFS is qualified to act as Servicer and it is the Servicer under any Designated Series, ACFS shall not resign as Servicer with respect to such Designated Series without the prior written consent of the Supermajority Lenders. If FSA is not the Controlling Party, to the extent ACFS is no longer the Servicer for any Designated Series and ACFS has control over the appointment of a successor servicer with respect to such Designated Series under the related Series Transaction Documents, ACFS shall consult with the Administrative Agent prior to the appointment of any successor servicer.

          (b) Modification of Series Transaction Documents. Not amend or otherwise modify, without the consent of the Administrative Agent (which consent shall only be given by the Administrative Agent at the direction of the Required Lenders at their sole discretion), any of the Series Transaction Documents relating to any FSA Series, any Designated Series or any Series relating to Shared Collateral to which it is a party which (i) if the Notes are not rated at least "BBB-" by S&P or if there exists any Borrowing Base Deficiency, impairs or adversely affects the value of the Revolver Collateral or the Shared Collateral,
(ii) permits the creation of any Lien ranking prior to or on a parity with the Lien of the Security Agreement with respect to any of the Revolver Collateral or the Lien of the Master Collateral and Intercreditor Agreement with respect to any of the Shared Collateral, other than as permitted by the Transaction Documents, (iii) terminates the Lien of the Lender Collateral Agent on the Revolver Collateral or the Lien of the Master Collateral Agent on the Shared Collateral or deprives the Lenders of the security afforded by the Lien of the Security Agreement or the Lien of the Master Collateral and Intercreditor Agreement, (iv) if the Notes are not rated at least "BBB-" by S&P or if there exists any Borrowing Base Deficiency, increases the amount of payments with respect to or accelerates the scheduled maturity of any FSA Series, or (v) cross-collateralizes any Designated Series with any Series which is not a Designated Series or amends the Spread Account Agreement to provide that amounts released from the spread accounts are payable to any person other than AFS Funding Trust, provided that the foregoing shall not prohibit ACFS from amending any of the Series Transaction Documents relating to an FSA Series to delete or otherwise reduce or make less likely to occur the events that constitute trigger events and events of default under the agreements pursuant to which FSA has insured the FSA Series.

          (c) Appointment of Trustee. If FSA is not the Controlling Party, to the extent ACFS has control over the appointment of the trustee of any Designated Series (initial and any successor trustee), if such trustee is to be a Person other than Bank One, N.A., ACFS shall not appoint such trustee until ACFS has received the prior written consent of the Administrative Agent.

          (d) Optional Repurchase. ACFS shall not exercise, nor permit any Affiliate to exercise, any right (as a servicer under any Designated Series) of optional repurchase or reconveyance of the pool of receivables held by the trust which issued the Designated Series without the consent of the Administrative Agent which consent shall not unreasonably be withheld, if as a result of such repurchase or reconveyance, there will be any amounts owing to the Lenders with respect to such Designated Series under this Agreement or other Transaction Documents.

          (e) Notice of Seller or Servicer Repurchase. ACFS shall provide immediate written notice to the Administrative Agent and each Agent of any mandatory purchase by the seller or servicer or reconveyance to the seller or servicer of the pool of receivables held by the trust which issued any Designated Series. In addition, ACFS, in its capacity as servicer for a Designated Series or any Series relating to Shared Collateral, shall, upon becoming aware of any event which would require the seller or servicer of the pool of receivables to purchase such receivables, give immediate notice of such event to the other parties to the relevant Series Transaction Documents and the Administrative Agent and take all other actions necessary for the seller or servicer to repurchase such receivables.

          (f) Nomination of Lock-box Bank. Subject to FSA's rights as Controlling Party under the Underlying Transaction Documents to direct the Servicer, ACFS, as servicer for a Designated Series, shall not terminate any lock-box relating thereto, and, in the event of resignation of a lock-box bank relating to any Designated Series, ACFS, in its capacity as servicer for such Designated Series, shall not nominate a new lock-box bank, in either case without the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld.

          (g) FSA Series. ACFS shall not enter into, or permit AFS Funding Trust to enter into, a transaction creating an FSA Series unless, upon issuance, such FSA Series is a "Designated FSA Series" under the Master Collateral and Intercreditor Agreement. ACFS shall not enter into any transaction creating a Series which is cross-collateralized with any FSA Series unless such cross-collateralization is pursuant to the Spread Account Agreement.

          (h) Administrator of AFS Funding Trust. As "administrator" of AFS Funding Trust under that certain Administration Agreement, dated as of August 15, 2002, as amended, between AFS Funding Trust and ACFS, ACFS shall cause AFS Funding Trust to be in compliance with the requirements of Section 5.01(o), (p),
(q), (r), (s), (t), (y), and (z).

                                   ARTICLE VI
                                EVENTS OF DEFAULT

          SECTION 6.01 Events of Default. Each of the following events shall constitute an "Event of Default" hereunder:

          (a) the Borrowers shall fail to pay any principal of any Advance within one (1) Business Day after the same becomes due and payable, or shall fail to pay any interest, fees or other amount payable hereunder within one (1) Business Day after the same becomes due and payable or any Contingent Obligor shall fail to pay any amount payable by it hereunder within two (2) Business Days after the same becomes due and payable; or

          (b) any representation or warranty by any Borrower or Contingent Obligor herein or in any other Transaction Document to which such Borrower or Contingent Obligor is a party shall prove to have been incorrect in any material respect when made or deemed made; or

          (c) (i) ACFS shall fail to deliver any Revolver Servicer's Certificate or MCA Servicer's Certificate when required pursuant to Section 5.01(a)(vii) and such failure continues unremedied on the Business Day preceding the related Distribution Date, (ii) ACFS or any Borrower fails in any material respect to perform or observe any term, covenant or agreement contained in Section 5.01(o), 5.01(r), or 5.01(w), or (iii) ACFS or any Borrower fails in any material respect to perform or observe any term, covenant or agreement contained in Section 5.01(u), 5.02(a), 5.02(f) (other than as described in Section 6.01(i)) or 5.02(h) if the failure to perform or observe such term, covenant or agreement shall remain unremedied for ten (10) Business Days (determined in the case of a Lien described in clause
(iv) of Section 5.02(a), after giving effect to the five Business Day cure period provided in such Section); or

          (d) any Borrower or any Contingent Obligor shall fail in any material respect to perform or observe any term, covenant or agreement contained in this Agreement or any of the other Transaction Documents (other than as described in Section 6.01(a), 6.01(b) or 6.01(c) above) to be performed or observed by it if the failure to perform or observe such other term, covenant or agreement shall remain unremedied for thirty (30) days after written notice thereof shall have been given to such Borrower or the Contingent Obligor, as applicable, by the Administrative Agent or any Agent; or

          (e) any Borrower, any Contingent Obligor or any entity which may have Debt secured under the Master Collateral and Intercreditor Agreement shall fail to pay any principal of or premium or interest on any Debt (including, without limitation, obligations under Debt secured in whole or in part by the Shared Collateral under the Master Collateral and Intercreditor Agreement, but other than its obligations under this Agreement or the Notes) having a principal sum of $50,000 or more, with respect to such Borrower or any such entity or $10,000,000 or more, with respect to any Contingent Obligor, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other default under any agreement or instrument relating to any such Debt (including, without limitation, obligations under Debt secured in whole or in part by the Shared Collateral under the Master Collateral and Intercreditor Agreement) of such Borrower, any Contingent Obligor or any entity which may have Debt secured under the Master Collateral and Intercreditor Agreement or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt (including, without limitation, obligations under Debt secured in whole or in part by the Shared Collateral under the Master Collateral and Intercreditor Agreement) shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case, prior to the stated maturity thereof; or

          (f) any Insolvency Event shall occur with respect to any Borrower, AFS Funding Trust, or any of the Contingent Obligors; or

          (g) there shall remain undischarged for more than ten days any final judgment or execution action against AFS Funding Trust, any Borrower, any Contingent Obligor, any entity created in connection with another Designated Series or any entity which may have Debt secured under the Master Collateral and Intercreditor Agreement that, together with other outstanding final judgments and execution actions against AFS Funding Trust, such Borrower, such Contingent Obligor or such entity, as the case may be, exceeds $50,000 in the aggregate with respect to AFS Funding Trust or any Borrower or any such entity or $10,000,000 in the aggregate with respect to any Contingent Obligor; or

          (h) the Pension Benefit Guaranty Corporation or the Internal Revenue Service shall have filed notice of one or more Liens against AFS Funding Trust, any Borrower or any Contingent Obligor or any of their respective properties or assets and such Liens shall remain undischarged for more than 30 Business Days after the date of such notice; or

          (i) (i) the Security Agreement (or any Lien purported to be created thereunder) shall, for any reason, cease to be in full force and effect or be declared to be null and void, or the Lender Collateral Agent for any reason shall not or shall cease to hold a valid and perfected first priority Lien in all Revolver Collateral in favor of the Lenders and the Administrative Agent, or the validity or enforceability of the Security Agreement (or any Lien purported to be created thereunder) shall be contested by any Borrower, or any Borrower shall deny that it has any or further liability or obligation thereunder (or with respect thereto); or (ii) the Master Collateral and Intercreditor Agreement (or any Lien purported to be created thereunder) shall, for any reason, cease to be in full force and effect or be declared to be null and void, or the Master Collateral Agent for any reason shall not or shall cease to hold a valid and perfected first priority Lien in all Shared Collateral or the validity or enforceability of the Master Collateral and Intercreditor Agreement (or any Lien purported to be created thereunder) shall be contested by any Borrower, or any Borrower shall deny that it has any or further liability or obligation thereunder (or with respect thereto); or

          (j) the Contingent Obligors and their Affiliates shall not own or shall cease for any reason to own 100% of the issued and outstanding capital stock of the Borrowers or AFS Funding shall not own or shall cease for any reason to own 100% of the beneficial interests in AFS Funding Trust; or

          (k) any representation or warranty made by any Contingent Obligor or the servicer in any of the Series Transaction Documents relating to any Designated Series or any information delivered to the Lenders with respect to any Designated Series shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect for a period of ten
(10) Business Days after written notice thereof shall have been given to the Borrowers by the Administrative Agent or any Agent; or

          (l) any Transaction Document shall, for any reason (except in accordance with its terms), cease to be in full force and effect, or cease to be the legally valid, binding and enforceable obligations of the parties thereto, or any party to any Transaction Document shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or

          (m) the aggregate outstanding principal amount of the Notes on any day shall exceed the Revolver Borrowing Base on such day (a "Revolver Borrowing Base Deficiency") and such condition continues unremedied for, if such condition first arises on a Payment Date, one Business Day or otherwise, five Business Days or a Senior Borrowing Base Deficiency shall have occurred and be continuing; or

          (n) the Notes do not have at least the Requisite Rating from S&P and such situation shall remain unremedied for thirty (30) Business Days; or

          (o) a Change of Control shall occur with respect to ACC; or

          (p) the ratio of the Securitization Assets of ACC to the Tangible Net Worth of ACC shall exceed 2.5 to 1; or

          (q) the ratio of Adjusted EBITDA of ACC for the two most recently ended fiscal quarters of ACC to the Interest Expense of ACC for such two quarters shall be less than 1.2 to 1; or

          (r) the Tangible Net Worth of ACC shall be less than the sum of (a) $1,000,000,000 and (b) 75% of the cumulative positive net income (without deduction for negative net income) of ACC for each fiscal quarter since March 31, 2002, as reported in each annual report on Form 10-K and periodic report on Form 10-Q filed by ACC with the Securities and Exchange Commission and (c) 75% of the net proceeds of any equity issued by ACC since March 31, 2002; or

          (s) on any Distribution Date, the Cumulative Net Loss Ratio for any Receivables Pool with a pool factor greater than 25% exceeds the amount set forth opposite the number of months since such Receivables Pool was securitized on Schedule II hereto; or

          (t) on the last day of any fiscal quarter, the ratio of the Adjusted Equity of ACC to the outstanding principal amount of all receivables (whether or not thereafter sold or disposed of) which are serviced by ACFS or any of its Affiliates at such time is less than 6.5%; or

          (u) the aggregate principal amount of all Receivables supporting outstanding Designated Series with respect to which an event of default, servicer default, amortization event, early termination event or insurance agreement event of default or other similar event or a Required Spread Account Increase has occurred and is continuing exceeds the product of (i) 10% and (ii) the aggregate principal amount of all Receivables supporting outstanding Designated Series.

          SECTION 6.02 Remedies.

          (a) Upon the occurrence of any Event of Default or at any time thereafter during the continuance thereof, (i) if such event is an Event of Default specified in clause (f) of Section 6.01, the Commitments shall immediately and automatically terminate and the Borrowings, all accrued and unpaid interest thereon and all other amounts owing hereunder and under the Notes shall immediately become due and payable, and the Administrative Agent may, and upon the direction of the Required Lenders shall, exercise any and all remedies and other rights provided herein or in the Transaction Documents, including its rights with respect to the Revolver Collateral and the Shared Collateral and (ii) if such event is any other Event of Default, any or all of the following actions may be taken: (A) with the consent of the Required Lenders, the Administrative Agent may, and upon the direction of the Required Lenders shall, by notice to the Borrowers, declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate, and (B) with the consent of the Required Lenders, the Administrative Agent may, and upon the direction of the Required Lenders shall, by notice of default to the Borrowers, declare the Borrowings, all accrued and unpaid interest thereon, and all other amounts owing hereunder to be forthwith due and payable, whereupon the same shall immediately become due and payable, and the Administrative Agent may, and upon the direction of the Required Lenders shall, exercise any and all remedies and other rights provided herein or in the Transaction Documents, including its rights with respect to the Revolver Collateral and the Shared Collateral. Except as otherwise provided in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived. Each Borrower and each Contingent Obligor hereby further expressly waives and covenants not to assert any appraisement, valuation, stay, extension, redemption or similar laws, now or at any time hereafter in force which might delay, prevent or otherwise impede the performance or enforcement of any Transaction Document.

          (b) In the event that the Commitments shall have been terminated or the Borrowings shall have been declared due and payable pursuant to the provisions of this Section, any funds received by the Administrative Agent and the Lenders from or on behalf of any Borrower shall be applied by the Administrative Agent and the Lenders in liquidation of the Borrowings and the obligations of the Borrowers hereunder and under the Notes in the manner and order set forth in the Security Agreement.

                                  ARTICLE VI-A
                           EVENTS OF EARLY TERMINATION

          SECTION 6A.01 Events of Early Termination. An "Event of Early Termination" shall occur hereunder if each of the following is true:

          (a) no Event of Default shall have occurred and be continuing; and

          (b) the aggregate principal amount of all Receivables supporting outstanding Designated Series with respect to which an event of default, servicer default, amortization event, early termination event or insurance agreement event of default or other similar event or a Required Spread Account Increase has occurred and is continuing exceeds the product of (i) 5% and (ii) the aggregate principal amount of all Receivables supporting outstanding Designated Series.

          SECTION 6A.02 Consequences. Upon the occurrence of any Event of Early Termination or at any time thereafter during the continuance thereof, the Required Lenders may declare that the Commitments shall immediately be terminated and the Borrowers shall not be permitted to borrow and the Lenders shall not be required to make any new Advances to the Borrowers hereunder.

                                   ARTICLE VII
                                    THE AGENT

          SECTION 7.01 Appointment.

          (a) Each Lender and each Agent hereby irrevocably designates and appoints the Administrative Agent as agent of such Lender or Agent under this Agreement, and each such Lender and Agent irrevocably authorizes the Administrative Agent, as the agent for such Lender or Agent, to take such action on its behalf under the provisions of this Agreement and the other Related Documents and to exercise such powers and perform such duties hereunder and thereunder as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Transaction Documents, together with such other powers as are reasonably incidental thereto, and Deutsche Bank Trust Company Americas hereby accepts such appointment. Each Lender in each Lender Group hereby irrevocably designates and appoints the Agent for such Lender Group as the agent of such Lender under this Agreement, and each such Lender irrevocably authorizes such Agent, as the agent for such Lender, to take such action on its behalf under the provisions of the Transaction Documents and to exercise such powers and perform such duties thereunder as are expressly delegated to such Agent by the terms of the Transaction Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, neither the Administrative Agent nor any Agent (the Administrative Agent and each Agent being referred to in this Article as a "Note Agent") shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against any Note Agent.

          (b) Each Lender, each Agent and the Administrative Agent hereby appoints Deutsche Bank Trust Company Americas as Lender Collateral Agent under the Security Agreement and Deutsche Bank Trust Company Americas hereby accepts such appointment, subject, in each case, to the terms and conditions set forth in the Security Agreement.

          (c) Each Lender hereby authorizes the appointment of Deutsche Bank Trust Company Americas as Master Collateral Agent under the Master Collateral and Intercreditor Agreement, subject to the terms and conditions set forth therein.

          SECTION 7.02 Delegation of Duties. Each Note Agent may execute any of its duties hereunder or under any of the Transaction Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Note Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

          SECTION 7.03 Exculpatory Provisions. No Note Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be
(a) liable to any of the Lenders for any action lawfully taken or omitted to be taken by it or such Person under or in connection with any of the other Transaction Documents (except for its or such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Borrower, AFS Funding

Trust, any Contingent Obligor, the Master Collateral Agent or the Lender Collateral Agent or any officer thereof contained in any of the other Transaction Documents or in any certificate, report, statement or other document referred to or provided for in, or received by such Note Agent under or in connection with, any of the other Transaction Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any of the other Transaction Documents or for any failure of any Borrower, AFS Funding Trust, any Contingent Obligor, the Master Collateral Agent or the Lender Collateral Agent to perform its obligations thereunder. No Note Agent shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, any of the other Transaction Documents, or to inspect the properties, books or records of any Borrower, AFS Funding Trust, any Contingent Obligor, any trustee for any Designated Series, the Master Collateral Agent or the Lender Collateral Agent.

          SECTION 7.04 Reliance by Agents. Each Note Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, written statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to such Note Agent), independent accountants and other experts selected by such Note Agent. Each Note Agent shall be fully justified in failing or refusing to take any action under any of the Transaction Documents unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction (i) in the case of the Administrative Agent, by the Committed Lenders or (ii) in the case of an Agent, by the Committed Lenders in its Lender Group, against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under any of the Transaction Documents in accordance with a request of the Required Lenders (or their Agents), and such request and any action taken or failure to act pursuant thereto shall be binding upon all present and future Lenders. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under any of the Related Documents in accordance with a request of (i) Lenders in its Lender Group having Percentage Interests aggregating greater than 50% of the aggregate Percentage Interests of all Lenders in such Lender Group, and (ii) Committed Lenders in its Lender Group having Commitments aggregating greater than 50% of the aggregate Commitments of all Committed Lenders in such Lender Group, and such request and any action taken or failure to act pursuant thereto shall be binding upon all present and future Lenders in such Lender Group.

          SECTION 7.05 Notices. No Note Agent shall be deemed to have knowledge or notice of the occurrence of any breach of this Agreement or the occurrence of any Default, Event of Default or Event of Early Termination unless such Note Agent has received notice from the Borrowers, the Lender Collateral Agent, the Master Collateral Agent, any Note Agent or any Lender referring to this Agreement, describing such event. In the event that a Note Agent receives such a notice, such Note Agent promptly shall give notice thereof to the other Note Agents and the Lenders. The Administrative Agent shall take such action with respect to such event as shall be reasonably directed by the Required Lenders, and each Agent shall take such action with respect to such event as shall be reasonably directed by (i) Lenders in its Lender Group having Percentage Interests aggregating greater than 50% of the aggregate Percentage

Interests of all Owners in such Lender Group, and (ii) Committed Lenders in its Lender Group having Commitments aggregating greater than 50% of the aggregate Commitments of all Committed Lenders in such Lender Group; provided that unless and until such Note Agent shall have received such directions, such Note Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such event as it shall deem advisable in the best interests of the Lenders or of the Lenders in its Lender Group, as applicable.

          SECTION 7.06 Non-Reliance on Agents and Other Lenders. Each Lender expressly acknowledges that neither any Note Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by any Note Agent hereafter taken, including any review of the affairs of any Borrower, any Contingent Obligor, any trustee for any Designated Series, the Master Collateral Agent or the Lender Collateral Agent shall be deemed to constitute any representation or warranty by such Note Agent to any Lender. Each Lender represents to the Administrative Agent and the Agent for its Lender Group that it has, independently and without reliance upon any Note Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the value and creditworthiness of the Revolver Collateral, the Shared Collateral, the business, operations, property, financial and other condition and creditworthiness of each Borrower, AFS Funding Trust, each Contingent Obligor, trustee of each Designated Series, the Master Collateral Agent or the Lender Collateral Agent and made its own decision to enter into this Agreement and its Commitment and make Advances hereunder. Each Lender also represents that it will, independently and without reliance upon any Note Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis, appraisals and decisions in taking or not taking action under any of the Transaction Documents, and to make such investigation as it deems necessary to inform itself as to the value and creditworthiness of the Revolver Collateral, the Shared Collateral, the business, operations, property, financial and other condition and creditworthiness of each Borrower, AFS Funding Trust, each Contingent Obligor, trustee of each Designated Series, the Master Collateral Agent or the Lender Collateral Agent. Except for notices, reports and other documents received by the Administrative Agent under Section 5.01(a) or 5.01(b) hereof, the Administrative Agent shall not have any duty or responsibility to provide any Agent or any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Borrower, AFS Funding Trust, any Contingent Obligor, any trustee of any Designated Series, the Master Collateral Agent or the Lender Collateral Agent which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

          SECTION 7.07 Indemnification. The Committed Lenders severally and not jointly agree to indemnify the Administrative Agent and the Lender Collateral Agent in their respective capacities as such (without limiting the obligation (if any) of the Borrowers to reimburse the Administrative Agent or the Lender Collateral Agent for any such amounts), ratably according to their respective Lending Percentages (or, if the Commitments have been terminated, Percentage Interests), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including at any time following the payment of the obligations under this Agreement) be imposed on, incurred by or asserted against the

Administrative Agent or the Lender Collateral Agent, as the case may be, in any way relating to or arising out of this Agreement, the Security Agreement or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent or the Lender Collateral Agent, as the case may be, under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of the Administrative Agent or the Lender Collateral Agent, as the case may be, resulting from its own gross negligence or willful misconduct. The Committed Lenders in each Lender Group agree to indemnify the Agent for such Lender Group in its capacity as such (without limiting the obligation (if any) of the Borrowers to reimburse such Agent for any such amounts), ratably according to their respective Lending Percentages (or, if the Commitments have been terminated, Percentage Interests), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including at any time following the payment of the obligations under this Agreement) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of this Agreement, the Security Agreement or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any Agent resulting from its own gross negligence or willful misconduct. The agreements in this Section shall survive the termination of this Agreement.

          SECTION 7.08 Agent in its Individual Capacity. Each Note Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Borrower, AFS Funding Trust, any Contingent Obligor, any trustee of any Designated Series, the Master Collateral Agent or the Lender Collateral Agent as though such Note Agent were not an agent hereunder. Each Lender acknowledges that each Note Agent may act (i) as administrator and agent for one or more Conduit Lenders and in such capacity acts and may continue to act on behalf of each such Conduit Lender in connection with its business, and
(ii) as the agent for certain financial institutions under the liquidity and credit enhancement agreements relating to this Agreement to which any such Conduit Lender is party and in various other capacities relating to the business of any such Conduit Lender under various agreements. A Note Agent in its capacity as such shall not, by virtue of its acting in any such other capacities, be deemed to have duties or responsibilities hereunder or be held to a standard of care in connection with the performance of its duties as Note Agent other than as expressly provided in this Agreement. Each Note Agent may act as such without regard to and without additional duties or liabilities arising from its role as such administrator or agent or arising from its acting in any such other capacity.

          SECTION 7.09 Successor Agent. The Administrative Agent may resign as Administrative Agent upon ten days' notice to the Lenders, the Agents, the Lender Collateral Agent and the Borrowers, with such resignation becoming effective upon a successor agent succeeding to the rights, powers and duties of the Administrative Agent pursuant to this Section 7.09. If the Administrative Agent shall resign as Administrative Agent under this Agreement, then the Required Lenders shall appoint from among the Committed Lenders a successor agent for the Lenders with the written consent of the Borrowers which shall not be unreasonably withheld. If an Agent shall resign as Agent under this Agreement, then (i) Lenders in its Lender Group having Percentage Interests aggregating greater than 50% of the aggregate Percentage Interests of all Lenders in such Lender Group, and (ii) Committed Lenders in its Lender Group having Commitments aggregating greater than 50% of the aggregate Commitments of all Committed Lenders in such Lender Group shall appoint from among the Committed Lenders in such Lender Group a successor agent for such Lender Group. Any successor administrative agent or agent shall succeed to the rights, powers and duties of resigning Note Agent, and the term "Administrative Agent" or "Agent", as applicable, shall mean such successor administrative agent or agent effective upon its appointment, and the former Note Agent's rights, powers and duties as Note Agent shall be terminated, without any other or further act or deed on the part of such former Note Agent or any of the parties to this Agreement. After the retiring Note Agent's resignation as Note Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Note Agent under this Agreement. In the event that a successor agent is not appointed in accordance with this
Section 7.09, the Administrative Agent may petition a court of competent jurisdiction to appoint a successor.

                                  ARTICLE VIII
                                  MISCELLANEOUS

          SECTION 8.01 Amendments, Etc. With the written consent of the Required Lenders, the Administrative Agent, the Lender Collateral Agent, the Contingent Obligors and the Borrowers may, from time to time, enter into written amendments, supplements or modifications of this Agreement and/or the Security Agreement and/or the Master Collateral and Intercreditor Agreement and, with the consent of the Required Lenders, the Administrative Agent on behalf of the Lenders may execute and deliver to any such parties a written instrument waiving or a consent to a departure from, on such terms and conditions as the Administrative Agent may specify in such instrument, any of the requirements of this Agreement or the Security Agreement or any Event of Early Termination, Default or Event of Default and its consequences; provided, however, that:

          (a) no such amendment, supplement, modification, waiver or consent shall, increase the Commitment Amount of any Lender without its consent or, without the consent of all Lenders, (i) extend the Stated Maturity Date or, except pursuant to the provisions of Section 2.09, Commitment Expiration Date,
(ii) decrease the rate, or extend the time of payment, of interest on, or change, forgive or extend the time of payment of the principal amount of, or change the pro rata allocation of payments under, any Note, (iii) reduce the rate of, or extend the date of payment for, any fee payable to Lenders hereunder, (iv) release all or any part of the Revolver Collateral or the Shared Collateral except to the extent that the sale or disposition of such collateral is permitted under the terms of any Transaction Document, (v) change the provisions of Section 5.01(c), or Sections 8.01 or 8.08, (vi) change the definitions of "Maximum Advance Percentage", "Borrowing Base", "Eligible Security", "Interest Period", "Required Lenders", "Revolver Borrowing Base", "Senior Borrowing Base", "Supermajority Lenders" (vii) extend the date or decrease the amount of any mandatory prepayment of the Borrowings pursuant to
Section 2.04, (viii) change the sharing provisions among the Lenders, or (ix) change the several nature of the obligations of the Lenders;

          (b) without the written consent of the Administrative Agent, the Agents or the Lender Collateral Agent, as the case may be, no such amendment, supplement, modification or waiver shall amend, modify or waive any provision of
Article VII or otherwise change any of the rights or obligations of the Administrative Agent, the Agents or the Lender Collateral Agent, as the case may be, hereunder or under any Transaction Documents or reduce the rate of, or extend the date of payment for, any fee payable to the Administrative Agent, the Agents or the Lender Collateral Agent hereunder; and

          (c) the consent of each affected Conduit Lender shall be required for any change to the provisions of Section 8.07 or 8.17.

          Any Lender may specify that any such written consent executed by it shall be effective only with respect to a portion of the Percentage Interests and the Commitment Amounts, as the case may be, held by it (in which case it shall specify, by dollar amount, the aggregate amount of Percentage Interests and Commitment Amounts with respect to which such consent shall be effective) and in the event of any such specifications, such Lender shall be deemed to have executed such written consent only with respect to the portion of the Percentage Interests and the Commitment Amounts so specified. Any such amendment, supplement modification or waiver shall apply equally to each of the Lenders and shall be binding upon the parties to the applicable Transaction Document, the Lenders, the Administrative Agent, the Agents, the Lender Collateral Agent, the Contingent Obligors and all future holders of the Notes. In the case of any waiver, the parties to the applicable Transaction Document, the Lenders, the Agents and the Administrative Agent shall be restored to their former position and rights hereunder and under the outstanding Notes and other Lender Documents to the extent provided for in such waiver, and any Default or Event of Default waived shall not extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. The Transaction Documents may not be amended orally or by any course of conduct.

          SECTION 8.02 Notices, Etc. The Contingent Obligors hereby appoint ACC to act as agent for the Contingent Obligors with respect to the receiving and giving of any notices or any other written instruction hereunder. The Administrative Agent is hereby entitled to rely on any communication given or transmitted by ACC as if such communication were given or transmitted by each and every Contingent Obligor. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy, telegraph or telex), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail or telecopy notice, when received, or, in the case of telegraphic notice, when delivered to the telegraph company, or, in the case of telex notice, when sent, answer back received, addressed as follows or, with respect to a Lender or Agent other than an initial Lender or Agent, as set forth in its respective Assignment and Assumption or Joinder Supplement, or to such other address as may be hereafter notified by the respective parties hereto:

          The Borrowers            AFS Funding Corp.
                                   639 Isbell Road, Suite 390
                                   Reno, Nevada 89509
                                   Attention: Chief Financial Officer
                                   Telephone:
                                   Telefax: 702-322-8808

                                   AFS SenSub Corp.
                                   639 Isbell Road, Suite 390
                                   Reno, Nevada 89509
                                   Attention: Chief Financial Officer
                                   Telephone:
                                   Telefax: 702-322-8808

          with a copy to:

                                   AmeriCredit Corp.
                                   801 Cherry Street, Suite 3900
                                   Fort Worth, Texas 76102
                                   Attention: Treasurer
                                   Telephone: 817-302-7000
                                   Telefax: 817-302-7942

          ACC as agent             AmeriCredit Corp.
          for the Contingent       801 Cherry Street, Suite 3900
          Obligors                 Fort Worth, Texas 76102
                                   Attention: Treasurer
                                   Telephone: 817-302-7000
                                   Telefax: 817-302-7942

          Administrative           Deutsche Bank Trust Company Americas
          Agent                    1761 East St. Andrew Place
                                   Santa Ana, California 92705
                                   Attention:
                                   Telephone: (714) 247-6000
                                   Telefax: (714) 247-6475


          Lender Collateral        Deutsche Bank Trust Company Americas
          Agent                    1761 East St. Andrew Place
                                   Santa Ana, California 92705
                                   Attention: Trust Administration - AmeriCredit
                                   Telephone: 714) 247-6000
                                   Telefax: (714) 247-6475

          SECTION 8.03 No Waiver; Remedies. No failure on the part of any Lender, any Agent or the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 8.04 Costs, Expenses and Indemnification. The Borrowers agree to pay (on a joint and several basis) all costs and expenses of the Administrative Agent and each Agent in connection with the preparation, execution, delivery, modification and amendment of this Agreement, the other Transaction Documents and the other documents to be delivered hereunder and thereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent and each Agent with respect thereto and with respect to advising such agents as to their respective rights and responsibilities under this Agreement and such other Transaction Documents. The Borrowers further agree to pay (on a joint and several basis) all costs and expenses, if any (including reasonable counsel fees and expenses), of the Administrative Agent, each Agent and each Lender in connection with the enforcement of this Agreement, the other Transaction Documents and the other documents to be delivered hereunder and thereunder, including reasonable counsel fees and expenses in connection with the enforcement of rights under this
Section 8.04 and all costs and expenses (including reasonable counsel fees and expenses) in connection with the negotiation of any restructuring or "work-out" (whether or not consummated) of the obligations of the Borrowers hereunder or under any Transaction Document. The Borrowers further agree to indemnify (on a joint and several basis) each Lender, each Agent and the Administrative Agent and each of their respective affiliates, control persons, officers, directors, employees and agents (each an "Indemnified Party"), from and against any and all claims, damages, losses, liabilities and expenses (including reasonable fees and disbursements of counsel) for which any of them may become liable or which may be incurred by or asserted against any of them in connection with the investigation of, preparation for or defense of any pending or threatened claim or any action or proceeding arising out of, related to or in connection with the transactions described herein whether or not any Indemnified Party or the Borrowers is a party thereto, including any transaction in which any proceeds of any Borrowing are or are proposed to be applied; provided, however, that neither Borrower shall be liable for any portion of such claims, damages, losses, liabilities or expenses resulting from an Indemnified Party's gross negligence or willful misconduct. The provisions of this Section 8.04 shall survive the termination of this Agreement.

          SECTION 8.05 Binding Effect; Termination. This Agreement shall become effective upon the Effective Date and shall thereafter be binding upon and inure to the benefit of each of the parties hereto and each of their respective successors and assigns, except that none of the Borrowers or the Contingent Obligors shall have the right to assign its rights hereunder or any interest herein without the prior written consent of all Lenders, the Agents and the Administrative Agent. This Agreement shall terminate on the date following the Commitment Expiration Date for all Lenders on which all Advances and other obligations hereunder shall have been indefeasibly paid in full.

          SECTION 8.06 Assignments and Participation.

          (a) Each Lender may, but only in accordance with applicable law, at any time grant participations in all or part of its Commitment or its Advances, including the payments due to it under this Agreement and its Note (each, a "Participation"), to any Lender or to any other bank, commercial paper conduit or other institution (each, a "Participant"). Each Lender hereby acknowledges and agrees that (A) any such Participation will not alter or affect such Lender's direct obligations hereunder, and (B) neither Borrower shall have any obligation to have any communication or relationship with any Participant. No Participant shall be entitled to sell, transfer, assign, participate, subparticipate, pledge, hypothecate or otherwise dispose of (each, a "Transfer") all or any portion of its Participation, without the prior written consent of the Agent for its Lender Group (which consents shall not be unreasonably withheld), nor shall any such Transfer be permitted or made except in accordance with Section 8.06(b). The Borrowers shall be obligated to indemnify (on a joint and several basis) a Participant for all amounts owing to it under Sections 2.10, 2.11, 2.13, and 8.04 as if such Participant were a Lender hereunder; provided in the case of Section 2.11 that such Participant has complied with the provisions of Section 2.11(c) as if it were a Lender. Each Lender shall give the Administrative Agent, the Agent for its Lender Group and the Borrowers notice of the consummation of any sale by it of a Participation.

          (b) Each Lender may in accordance with applicable law and this Section 8.06(b), sell or assign (each, an "Assignment"), to any Person (each, an "Assignee") which is a Permitted Transferee, all or any part of its Commitment or Advances and its rights and obligations under this Agreement and its Note and other Transaction Documents pursuant to an agreement substantially in the form attached hereto as Exhibit D hereto (an "Assignment and Assumption"), executed by such Assignee and the Lender and delivered to the Administrative Agent for its acceptance accompanied by a processing and recording fee payable to the Administrative Agent for its own account of $3,500; provided that in the case of an assignment of less than all of a Lender's Commitment Amount or Maximum Conduit Amount, as applicable, to an Assignee which is not a Lender or Support Party, the portion thereof retained by the assignor Lender and the portion assigned to the Assignee each shall be not less than $10,000,000 without the consent of the Borrowers.

          From and after the effective date determined pursuant to such Assignment and Assumption, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Assumption, have the rights and obligations of a Lender hereunder as set forth therein and (y) the transferor Lender shall, to the extent provided in such Assignment and Assumption, be released from its Commitment (if any) and other obligations under this Agreement; provided, however, that after giving effect to each such Assignment, the obligations released by any such Lender shall not exceed the obligations assumed by an Assignee or Assignees. Such Assignment and Assumption shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Assignee and the resulting adjustment of Lending Percentages, Liquidity Percentages and Percentage Interests arising from the Assignment. Upon its receipt and acceptance of a duly executed Assignment and Assumption, the Administrative Agent shall on the effective date determined pursuant thereto give written notice of such acceptance to the Borrowers, the Agents and the Lender Collateral Agent. The Borrowers agree upon written request of the related Agent and at the Borrowers' expense to execute and deliver (i) to such Assignee or such Agent a Note, dated the effective date of such Assignment and Assumption, in an aggregate principal amount equal to the Advances assigned to, and the Commitment Amount or Maximum Conduit Amount, as applicable, assumed by, such Assignee, and (ii) to such assignor (so long as such assignor has not assigned its entire interest) or its Agent, a Note, dated the effective date of such Assignment and Assumption, in an aggregate principal amount equal to the balance of such assignor Lender's Advances and Commitment Amount, if any, and each assignor Lender shall cancel and return to the Borrowers its existing Note.

          (c) The Administrative Agent shall maintain at its address referred to in Section 8.02 a copy of each Assignment and Assumption and Joinder Supplement delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment Amount or Maximum Conduit Amount, as applicable, and principal amount of the Advances owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Administrative Agent, the Agents and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers, any Agent or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (d) Each Lender may pledge its Advances or any portion thereof or interest therein to any Federal Reserve Bank as collateral in accordance with applicable law without the consent of the relevant Agent or the Borrowers.

          (e) Any Lender shall have the option to change its Applicable Lending Office provided that prior to such change in office such Lender shall have complied with the provisions of Section 2.11(c), and provided further that such Lender shall not be entitled to any amounts otherwise payable under Section 2.10, 2.11 or 2.13 resulting solely from such change in office unless such change in office was mandated by applicable law or by such Lender's compliance with the provisions of this Agreement.

          (f) Each Affected Party shall be entitled to receive additional payments pursuant to Sections 2.10, 2.11 and 2.13 hereof as though it were a Lender and such Section applied to its Support Advances, its commitment to provide Support Advances or to accept an assignment of an Advance or its obligation under an insurance policy, surety, bond or similar instrument. Each Affected Party claiming increased amounts described in Section 2.10 shall furnish, through its related Conduit Lender, to the Administrative Agent the certificate described in Section 2.10(d) and shall be bound by the provisions of
Section 2.10(c).

          (g) In connection with any Assignment or Participation or proposed Assignment or Participation by a Lender, such Lender shall be entitled to distribute to any proposed Assignee or Participant any information furnished to such Lender pursuant to Section 5.01 or otherwise pursuant to this Agreement or in connection herewith, subject to the provisions of Section 8.18.

          (h) Each Lender represents and warrants to the Borrowers that it is a "Qualified Purchaser" as defined in Section 2(a)(51) of, and pursuant to Rule 3c-7 under, the Investment Company Act of 1940, as amended.

          SECTION 8.07 No Proceedings. (a) The Administrative Agent, the Lender Collateral Agent and each Lender hereby agrees (which agreement shall, pursuant to the terms of this Agreement, be binding upon its successors and assigns) that it shall not, for any reason:

          (i) institute proceedings for either Borrower to be adjudicated a bankrupt or insolvent;

          (ii) consent to, join in or cooperate with the institution of bankruptcy or insolvency proceedings against either Borrower;

          (iii) file a petition with respect to either Borrower seeking or consenting to reorganization or relief under any applicable Federal or state law relating to bankruptcy;

          (iv) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of either Borrower or a substantial part of the property; or

          (v) cause or permit either Borrower to make any assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action.

          (b) The Borrowers, the Contingent Obligors, the Administrative Agent, the Lender Collateral Agent and each Lender hereby agrees (which agreement shall, pursuant to the terms of this Agreement, be binding upon its successors and assigns) that it shall not institute against, or join any other Person in instituting against, any Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after the latest maturing commercial paper note or other obligation (whether or not issued to fund or maintain Advances) issued by such Conduit Lender is paid. The provisions of this Section 8.07 shall survive the termination of this Agreement.

          SECTION 8.08 Submission to Jurisdiction; Waivers. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY:

          (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

          (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR

          THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

          (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS SET FORTH IN SECTION 8.02 OR AT SUCH OTHER ADDRESS OF WHICH THE ADMINISTRATIVE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO; AND

          (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

          SECTION 8.09 WAIVERS OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT RELATED HERETO AND FOR ANY COUNTERCLAIM THEREIN.

          SECTION 8.10 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

          SECTION 8.11 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          SECTION 8.12 Headings. The headings contained in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of any provision of this Agreement.

          SECTION 8.13 Severability. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

          SECTION 8.14 Integration. All exhibits, schedules and appendices to this Agreement shall be deemed to be part of this Agreement. Except in the case of Committed Lenders and their related Conduit Lenders with respect to certain Support Facilities, this Agreement, together with provisions of the Transaction Documents referred to herein, embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings among such parties with respect to the subject matter hereof.

          SECTION 8.15 Right of Set-Off. In addition to any rights and remedies of the Lenders provided by law, upon the occurrence of an Event of Default and the acceleration of the obligations owing hereunder and under the Notes, or at any time upon the occurrence and during the continuance of an Event of Default under Section 6.01(a), and only under such circumstances, each Lender shall have the right, without prior notice to either Borrower, any such notice being expressly waived by each Borrower to the extent not prohibited by applicable law, to set-off and apply against any indebtedness, whether matured or unmatured, of such Borrower to such Lender, any amount owing from such Lender to such Borrower, at, or at any time after, the happening of any of the above-mentioned events. To the extent not prohibited by applicable law, the aforesaid right of set-off may be exercised by such Lender against either Borrower or against any trustee in bankruptcy, custodian, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor of such Borrower, or against anyone else claiming through or against such Borrower or such trustee in bankruptcy, custodian, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such Lender prior to the making, filing or issuance, or service upon such Lender of, or of notice of, any such petition, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena, order or warrant. Each Lender agrees promptly to notify the related Borrower and the Administrative Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

          SECTION 8.16 Limitation of Liability. No claim may be made by any Borrower, any Contingent Obligor, any Lender, any Agent, the Lender Collateral Agent or other Person against the Administrative Agent, any Agent, the Lender Collateral Agent, any Lender, or any directors, officers, employees or agents of any of them for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated hereby or by any Transaction Document, or any act, omission or event occurring in connection therewith, and each Borrower, each Contingent Obligor, the Lender Collateral Agent, each Agent and each Lender hereby waives, releases and agrees (on behalf of itself and any Person claiming by or through it) not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

          SECTION 8.17 No Recourse Against Certain Persons. No recourse under or with respect to any obligation, covenant or agreement (including any obligation or agreement to pay fees or any other amount) of any Borrower, any Contingent Obligor, any Lender, any Agent, the Lender Collateral Agent or the Administrative Agent contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had (unless expressly assumed by such party) against any incorporator, affiliate, stockholder, partner, officer, employee or director of any Borrower, any Contingent Obligor, any Agent, any Lender, the Lender Collateral Agent or the Administrative Agent, as such, by the enforcement of any assessment, by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of each party contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the partnership or corporate obligations of such party, and that no personal liability whatsoever shall attach to or be incurred by any incorporator, stockholder, partner, affiliate, officer, employee or director of such party, as such, or any of them, under or by reason of any of the obligations, covenants or agreements of any Borrower, any Contingent Obligor, any Lender, any Agent, the Lender Collateral Agent or the Administrative Agent contained in this Agreement or in any other such instrument, document or agreement, or which are implied therefrom, and that any and all personal liability of every such incorporator, stockholder, partner, affiliate, officer, employee or director of any Borrower, any Contingent Obligor, any Lender, any Agent, the Lender Collateral Agent or the Administrative Agent for breaches by any Borrower, any Contingent Obligor, any Lender, any Agent, the Lender Collateral Agent or the Administrative Agent of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement. The provisions of this Section 8.17 shall survive the termination of this Agreement.

          SECTION 8.18 Treatment of Certain Information. Each Lender, each Agent, the Lender Collateral Agent and the Administrative Agent agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with its customary procedures for handling confidential information of the same nature, all non-public information supplied by any Borrower or any Contingent Obligor pursuant to this Agreement which (a) is identified by such supplying party as being confidential at the time the same is delivered to such Lender, such Agent, Lender Collateral Agent or the Administrative Agent, or (b) constitutes any financial statement, financial projections or forecasts, budget, compliance certificate, audit report, management letter or accountants' certification delivered hereunder; provided, however, that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) on a confidential basis, to counsel for any of the Lenders, the Agents, the Lender Collateral Agent or the Administrative Agent, (iii) to bank examiners, internal and external auditors or accountants, and any analogous counterpart thereof acting in any such capacity,
(iv) to the Administrative Agent, the Lender Collateral Agent, an Agent or a Lender, (v) in connection with any litigation to which any one or more of the Lenders, the Agents, the Lender Collateral Agent or the Administrative Agent is a party, (vi) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) agrees to keep such information confidential on substantially the same basis as set forth in this Section (which agreement may be in the form attached as Exhibit E to this Agreement), (vii) to affiliates of the Administrative Agent, the

Lender Collateral Agent, an Agent or a Lender, (viii) in the case of a Conduit Lender, to its administrator or other Person providing similar services to it or
(ix) to the extent it becomes publicly available (other than pursuant to a violation of the provisions of this Section 8.18).

          SECTION 8.19 Certain Payments. Notwithstanding provisions to the contrary contained in this Agreement, the Notes or the Security Agreement, the obligations of any Borrower or any Contingent Obligor to make payments of interest or other amounts which constitute interest to a Lender hereunder or under any Note shall not be required to the extent that receipt of such payment by such Lender would be contrary to the provisions of law applicable to such Lender limiting the maximum rate of interest that may be charged or collection by such Lender. Without limiting the generality of the foregoing, all calculations of the rate of interest contracted for, charged or received by a Lender under this Agreement and the Notes which are made for the purposes of determining whether such rate of interest exceeds the maximum rate of interest permitted by applicable law for such Lender shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of this Agreement, all interest at any time contracted for, charged or received by such Lender in connection with the indebtedness evidenced by this Agreement or such Lender's Note, and then to the extent that any such excess remains, all such excess shall be automatically credited against and in reduction of the principal balance owed to such Lender, and any portion of said excess which exceeds the principal balance owed to such Lender shall be paid by such Lender to the Borrowers (subject to the provisions of Sections 8.07 and 8.17 and, in the case of a Conduit Lender, to the condition that such Lender has excess funds available to it for the purpose of making such payment), it being the intent of parties hereto that under no circumstances shall the Borrowers be required to pay any interest in excess of the highest rate permissible under applicable law.

          SECTION 8.20 Unenforceability of Guaranteed Obligations Against Borrowers. If for any reason any Borrower has no legal existence or is under no legal obligation to discharge any of the Guaranteed Obligations, or if any of the Guaranteed Obligations have become irrecoverable from any Borrower by operation of law or for any other reason, the guaranty and the primary payment obligation provided under Article II-A shall nevertheless be binding on each Contingent Obligor to the same extent as if such Contingent Obligor at all times had been the principal obligor on all such Guaranteed Obligations. In the event that acceleration of the time for payment of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any Guaranteed Obligation (including this Agreement) shall be immediately due and payable by the Contingent Obligors.

          SECTION 8.21 Waiver of Subrogation. Until the termination hereof and the payment and performance in full of all Guaranteed Obligations and payment in full of the principal of, and interest on, the Advances, no Contingent Obligor shall exercise any rights against any Borrower arising as a result of payment by any Contingent Obligor under the Article II-A, by way of subrogation or otherwise, and will not prove any claim in competition with the Administrative Agent, the Lender Collateral Agent, the Agents or the Lenders in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; no Contingent Obligor will claim any set-off or counterclaim against any Borrower in respect of any liability of any Contingent Obligor to such Borrower; each Contingent Obligor waives any benefit of and any right to participate in any collateral which may be held by the Administrative Agent, the Lender Collateral Agent, the Master Collateral Agent, the Agents or the Lenders; and notwithstanding any other provision to the contrary contained herein, each Contingent Obligor hereby irrevocably waives any and all rights it may have at any time (whether arising directly or indirectly, by operation of law or by contract) to assert any claim against any Borrower on account of payments made under Article II-A, including, without limitation, any and all rights of or claim for subrogation, contribution, reimbursement, exoneration and indemnity.

          SECTION 8.22 Subordination. The payment of any amounts due with respect to any Debt of any Borrower now or hereafter held by any Contingent Obligor is hereby subordinated to the prior payment in full of the Guaranteed Obligations and payment in full of the principal of, and interest on, the Advances, provided that so long as no default in the payment or performance of the Guaranteed Obligations has occurred and is continuing and no Default or Event of Default with respect to payment of the principal of, and interest on, the Advances has occurred and is continuing, or no demand for payment of any of the Guaranteed Obligations has been made that remains unsatisfied, such Borrower may make, and the Contingent Obligors may demand and accept, any payments of principal of and interest on such subordinated Debt in the amounts, at the rates and on the dates agreed by such Borrower and any Contingent Obligor, and, if applicable, as specified in such instruments, securities or other writings as shall evidence such subordinated Debt. Each Contingent Obligor agrees that after the occurrence of any default in the payment or performance of the Guaranteed Obligations or a Default or Event of Default with respect to payment of the principal of, and interest on, the Advances, such Contingent Obligor will not demand, sue for or otherwise attempt to collect any such Debt of any Borrower to such Contingent Obligor until the Guaranteed Obligations and the principal of, and interest on, the Advances shall have been paid in full. If, notwithstanding the foregoing sentence, any Contingent Obligor shall collect, enforce or receive any amounts in respect of such Debt, such amounts shall be collected, enforced and received by such Contingent Obligor as trustee for the Lenders and be paid over to the Administrative Agent (for the benefit of the Lenders) on account of the Guaranteed Obligations without affecting in any manner the liability of such Contingent Obligor under Article II-A.

          SECTION 8.23 Waivers by Contingent Obligors. Each Contingent Obligor agrees that the Guaranteed Obligations will be paid and performed strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent, the Lender Collateral Agent, the Agents or the Lenders with respect thereto. Each Contingent Obligor waives presentment, demand, protest, notice of acceptance, notice of Guaranteed Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshaling of assets of any Borrower, and all suretyship defenses generally. Without limiting the generality of the foregoing, each Contingent Obligor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any of the Borrowings or Advances hereunder and agrees that the Guaranteed Obligations shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Administrative Agent, the Lender Collateral Agent, the Master Collateral Agent, any Agent or any of the Lenders to assert any claim or demand or to enforce any right or remedy against any Borrower;

(ii) any extensions or renewals of any of the Borrowings or Advances hereunder; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any agreement evidencing, securing or otherwise executed in connection with the Borrowings, including, without limitation, the Transaction Documents; (iv) the substitution or release of any entity primarily or secondarily liable for any obligation of any Borrower under this Agreement or the other Transaction Documents; (v) the adequacy of any rights the Agents, the Lenders, the Lender Collateral Agent, the Master Collateral Agent or the Administrative Agent may have against any collateral or other means of obtaining repayment of the Guaranteed Obligations; (vi) the impairment of any collateral securing the Guaranteed Obligations, including without limitation the failure to perfect or preserve any rights the Administrative Agent, the Lender Collateral Agent, the Master Collateral Agent, the Agents or the Lenders might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or (vii) any other act or omission which might in any manner or to any extent vary the risk of any Contingent Obligor or otherwise operate as a release or discharge of any Contingent Obligor, all of which may be done without notice to any Contingent Obligor.

          SECTION 8.24 Non-Recourse. All obligations of, and claims against, any Borrower arising under or in connection with this Agreement and the Transaction Documents and each other agreement, instrument, document or certificate executed and delivered or issued by such Borrower in connection herewith or therewith are payable only to the extent that funds are available therefore pursuant to
Section 6 of the Master Collateral and Intercreditor Agreement and Section 6 of the Security Agreement. No recourse shall be had for payment of any amount of principal or interest or for payment of any fee or other obligation or claim arising out of or relating to this Agreement or the Transaction Documents or any other agreement, instrument, document or certificate executed and delivered or issued by any Borrower in connection herewith or therewith against such Borrower except to the extent provided in the Security Agreement and the Master Collateral and Intercreditor Agreement.

          SECTION 8.25 Limited Liability of Lender Collateral Agent. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Deutsche Bank Trust Company Americas, not individually or personally but solely as Lender Collateral Agent, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Lender Collateral Agent are made and intended not as personal representations, undertakings and agreements by Deutsche Bank Trust Company Americas, but are made and intended for the purpose of binding only the Lender Collateral Agent, and (c) under no circumstances shall Deutsche Bank Trust Company Americas be personally liable for the payment of any indebtedness or expenses of the Lender Collateral Agent or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Lender Collateral Agent under this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                AFS FUNDING CORP.


                                By:  /s/
                                    ---------------------------
                                    Name:
                                    Title:

                                AFS SENSUB CORP.


                                By:  /s/
                                    ---------------------------
                                    Name:
                                    Title:

                                AMERICREDIT CORP.


                                By:  /s/
                                    ---------------------------
                                    Name:
                                    Title:

                                AMERICREDIT FINANCIAL SERVICES, INC.


                                By:  /s/
                                    ---------------------------
                                    Name:
                                    Title:

                                DEUTSCHE BANK TRUST COMPANY
                                AMERICAS, not in its individual capacity but solely as Administrative Agent


                                By:  /s/
                                    ---------------------------
                                    Name:
                                    Title:

                                By:  /s/
                                    ---------------------------
                                    Name:
                                    Title:

                                   DEUTSCHE BANK TRUST COMPANY
                                    AMERICAS, not in its individual capacity but solely as Lender Collateral Agent



                                   By:  /s/
                                       ---------------------------
                                       Name:
                                       Title:

                                   By:  /s/
                                       ---------------------------
                                       Name:
                                       Title:

                                   TAHOE LENDER GROUP
                                   DEUTSCHE BANK AG, NEW YORK BRANCH,
                                      as Agent

                                   By:  /s/
                                       --------------------------------------
                                       Name:
                                       Title:


                                   By:  /s/
                                       --------------------------------------
                                       Name:
                                       Title:

                                   Address for Notices:

                                   31 West 52nd Street
                                   New York, New York 10019
                                   Attention: Structured Finance
                                   Department/Securitization
                                   Facsimile No.: (212) 469-7185

Type of Lender:                    TAHOE FUNDING CORP.
  Conduit Lender

Maximum Conduit                    By:  /s/
                                       --------------------------------------
Amount:  $                             Name:
                                       Title:

                                   Address for Notices and Investing Office:

                                   c/o Deutsche Bank AG, New York Branch
                                   31 West 52nd Street
                                   New York, New York 10019
                                   Attention: Structured Finance
                                   Department/Securitization
                                   Facsimile No.: (212) 469-7185

Type of Lender:                       DEUTSCHE BANK AG, NEW YORK BRANCH,
Committed Lender

Commitment: $                         By:  /s/
                                          --------------------------------------
                                          Name:
                                          Title:


                                      By:  /s/
                                          --------------------------------------
                                          Name:
                                          Title:

                                      Address for Notices and Investing Office:

                                      Deutsche Bank AG
                                      New York Branch
                                      31 West 52nd Street
                                      New York, New York 10019
                                      Attention: Structured Finance
                                      Department/Securitization
                                      Facsimile No.: (212) 469-7185

                                                                      SCHEDULE I

                           APPLICABLE LENDING OFFICES

Name of                             Base Rate                    Eurodollar Rate
Lender                              Lending Office               Lending Office
------                              --------------               --------------

                                                                     SCHEDULE II

                       CUMULATIVE NET LOSS RATIO TRIGGERS

          ------------------------------------------------------------
             Seasoning                           Cumulative Net
          ------------------------------------------------------------
             in Months                             Loss Ratio
          ------------------------------------------------------------
                  1                                   2.54%
          ------------------------------------------------------------
                  2                                   2.54%
          ------------------------------------------------------------
                  3                                   2.54%
          ------------------------------------------------------------
                  4                                   4.24%
          ------------------------------------------------------------
                  5                                   4.24%
          ------------------------------------------------------------
                  6                                   4.24%
          ------------------------------------------------------------
                  7                                   6.01%
          ------------------------------------------------------------
                  8                                   6.01%
          ------------------------------------------------------------
                  9                                   6.01%
          ------------------------------------------------------------
                 10                                   7.86%
          ------------------------------------------------------------
                 11                                   7.86%
          ------------------------------------------------------------
                 12                                   7.86%
          ------------------------------------------------------------
                 13                                   9.65%
          ------------------------------------------------------------
                 14                                   9.65%
          ------------------------------------------------------------
                 15                                   9.65%
          ------------------------------------------------------------
                 16                                  10.53%
          ------------------------------------------------------------
                 17                                  10.53%
          ------------------------------------------------------------
                 18                                  10.53%
          ------------------------------------------------------------
                 19                                  11.64%
          ------------------------------------------------------------
                 20                                  11.64%
          ------------------------------------------------------------
                 21                                  11.64%
          ------------------------------------------------------------
                 22                                  12.50%
          ------------------------------------------------------------
                 23                                  12.50%
          ------------------------------------------------------------
                 24                                  12.50%
          ------------------------------------------------------------
                 25                                  13.14%
          ------------------------------------------------------------
                 26                                  13.14%
          ------------------------------------------------------------
                 27                                  13.14%
          ------------------------------------------------------------
                 28                                  13.61%
          ------------------------------------------------------------
                 29                                  13.61%
          ------------------------------------------------------------
                 30                                  13.61%
          ------------------------------------------------------------
                 31                                  13.93%
          ------------------------------------------------------------
                 32                                  13.93%
          ------------------------------------------------------------
                 33                                  13.93%
          ------------------------------------------------------------
                 34                                  14.14%
          ------------------------------------------------------------
                 35                                  14.14%
          ------------------------------------------------------------
                 36                                  14.14%
          ------------------------------------------------------------
                 37                                  14.27%
          ------------------------------------------------------------
                 38                                  14.27%
          ------------------------------------------------------------

          ------------------------------------------------------------
                       39                          14.27%
          ------------------------------------------------------------
                       40                          14.34%
          ------------------------------------------------------------
                       41                          14.34%
          ------------------------------------------------------------
                       42                          14.34%
          ------------------------------------------------------------
                       43                          14.37%
          ------------------------------------------------------------
                       44                          14.37%
          ------------------------------------------------------------
                       45                          14.37%
          ------------------------------------------------------------
                       46                          14.38%
          ------------------------------------------------------------
                       47                          14.38%
          ------------------------------------------------------------
                       48                          14.38%
          ------------------------------------------------------------

                                                                    SCHEDULE III

                             APPROVED COUNTERPARTIES

Bank of America

Bank One, NA

Barclays Bank PLC

Credit Suisse First Boston International

Deutsche Bank AG

JPMorgan Chase Bank

Merrill Lynch

Wells Fargo

Lehman Brothers

                                                                     SCHEDULE IV

                 CERTAIN INFORMATION REGARDING DESIGNATED SERIES

                                                                       EXHIBIT A

                                  FORM OF NOTE

$[amount]                                                     New York, New York
                                                                          [date]

         On the Facility Maturity Date (as defined in the Credit Agreement hereinafter referred to) the undersigned, AFS FUNDING CORP, a Nevada corporation, and AFS SENSUB CORP., a Nevada corporation (collectively, the "Borrowers"), jointly and severally, FOR VALUE RECEIVED, promise to pay to the order of [[name of Agent], as Agent (the "Agent")][[name of Lender] (the "Lender")], the principal sum of [amount in words] United States Dollars (U.S. $[amount in numbers]) or, if less, the aggregate unpaid principal amount of all Advances made to the Borrowers by [the Lenders in the Lender Group][the Lender] pursuant to the Credit Agreement.

         The Borrowers also promise to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until paid in full, at the rates per annum specified in the Credit Agreement. Said interest shall be payable to the [Agent][Lender] on such dates and at such places as are specified in the Credit Agreement.

         If any payment on this Note shall be specified to be made upon a day which is not a Business Day (as defined in the Credit Agreement), it shall be made on the next succeeding Business Day (or, if earlier, on the Facility Maturity Date), and such extension of time shall in such case be included in computing interest, if any, in connection with such payment.

         Payments of both principal and interest are to be made in lawful money of the United States of America and in immediately available funds.

         This Note evidences indebtedness incurred under, and is subject to the terms and provisions of and is entitled to the benefits of that certain Credit Agreement, dated as of August 15, 2002 (as it may be amended from time to time, the "Credit Agreement"), among the Borrowers, the Contingent Obligors, certain financial institutions and commercial paper conduits from time to time parties thereto, as Lenders, the Agents parties thereto, and Deutsche Bank Trust Company Americas, as Lender Collateral Agent and Administrative Agent. Reference is hereby made to the Credit Agreement for a statement of its terms and provisions. The Credit Agreement, among other things, contains provisions with respect to the acceleration of the maturity of this Note upon the happening of certain stated events, and for mandatory and optional prepayments of the principal of this Note prior to maturity, all upon the terms and conditions specified therein.

         This Note is entitled to the benefits of (i) a Revolver Security and Collateral Agent Agreement, dated as of August 15, 2002, as it may be amended from time to time, among the Borrowers, the Administrative Agent, the Lender Collateral Agent and AmeriCredit Financial Services, Inc. and (ii) a Master Collateral and Intercreditor Agreement, dated as of August 15,

2002, as it may be amended from time to time, among the Borrowers, AmeriCredit Financial Services, Inc., the Facility Representatives (as defined therein) from time to time party thereto, the Master Collateral Agent, the Lender Collateral Agent and the Administrative Agent,

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

                                            AFS FUNDING CORP.


                                            By: ________________________________
                                                Authorized Signatory


                                            AFS SENSUB CORP.


                                            By: ________________________________
                                                Authorized Signatory

                                      -A-2-

                                                                       EXHIBIT B

                           FORM OF NOTICE OF BORROWING

                                     [date]

To:      Deutsche Bank Trust Company Americas,
           as Administrative Agent for the Lenders party to the Credit Agreement referred to below
         1761 East St. Andrew Place
         Santa Ana, California 92705

         Re: Borrowing under the Credit Agreement, dated as of August 15, 2002 (as it may be amended from time to time, the "Credit Agreement"; terms used herein and not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), among the Borrowers, the Contingent Obligors, certain financial institutions and commercial paper conduits from time to time parties thereto, as Lenders, the Agents parties thereto, and Deutsche Bank Trust Company Americas, as Lender Collateral Agent and Administrative Agent

Ladies and Gentlemen:

         The undersigned, AFS Funding Corp., a Nevada corporation, and AFS SenSub Corp., a Nevada corporation (collectively, the "Borrowers"), pursuant to the Credit Agreement, hereby request a Borrowing from the Lenders under the Credit Agreement with the particulars described below:

         1. This is a Notice of Borrowing delivered pursuant to Section 2.02(a) of the Credit Agreement.

         2. The date on which the Borrowing requested hereby (the "Subject Borrowing") is to be made is ________________ (the "Borrowing Date"), which is a Business Day permitted as a Borrowing Date pursuant to Section 2.02 (a) and 2.02
(b) of the Credit Agreement.

         3. The aggregate amount of the Subject Borrowing is $____________./1/

         4. The Advance in respect of the Subject Borrowing shall be a [Base Rate Advance/Eurodollar Rate Advance].

         5. The Interest Period with respect to such Eurodollar Rate Advance is _________/2/.

_________________

/1/  The amount of the Borrowing must be at least $10,000,000.

/2/  Use if any Advance is a Eurodollar Rate Advance.

                                     -B-1-

         The undersigned each hereby certifies that the Interest Reserve Account Deposit for the [Identify Eligible Security], calculated in accordance with
Section 5.01(x) of the Credit Agreement is $_____________.

         The undersigned each hereby further certifies that no Event of Default or Event of Early Termination (or event which with the lapse of time would constitute such an Event of Default or Event of Early Termination) has occurred and is continuing or would result from the Subject Borrowing.

         The undersigned each hereby further certifies that each of the conditions set forth in Section 3.02 of the Credit Agreement to the Lenders' obligations to make the Subject Borrowing has been satisfied.

                                            Very truly yours,


                                            AFS FUNDING CORP.


                                            By: ________________________________
                                                Authorized Signatory


                                            AFS SENSUB CORP.


                                            By: ________________________________
                                                Authorized Signatory

                                     -B-2-

                                                                       EXHIBIT C

                    FORM OF NOTICE OF CONVERSION/CONTINUATION

                                     [Date]

To:      Deutsche Bank Trust Company Americas,
           as Administrative Agent for the Lenders party
           to the Credit Agreement referred to below
         1761 East St. Andrew Place
         Santa Ana, California  92705

         Re: Borrowing under the Credit Agreement, dated as of August 15, 2002 (as it may be amended from time to time, the "Credit Agreement"; terms used herein and not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), among the Borrowers, the Contingent Obligors, certain financial institutions and commercial paper conduits from time to time parties thereto, as Lenders, the Agents parties thereto, and Deutsche Bank Trust Company Americas, as Lender Collateral Agent and Administrative Agent

Ladies and Gentlemen:

         The undersigned, AFS FUNDING CORP. and AFS SENSUB CORP., refer to the Credit Agreement, and hereby give you notice, irrevocably, pursuant to Section 2.07(b) of the Credit Agreement that the undersigned hereby elects to [insert one or more of the following]:

         /3/ convert $____________ in aggregate principal amount of Advances which constitute Base Rate Advances, to Advances which constitute Eurodollar Rate Advances on ______________ (which is a Business Day).

         /4/ convert $____________ in aggregate principal amount of Advances which constitute Eurodollar Rate Advances with a current Interest Period ending __________, to Advances which constitute Base Rate Advances on __________________ (which is a Business Day).

         /5/ continue as Advances which constitute Eurodollar Rate Advances $____________ in aggregate principal amount of Advances which constitute Eurodollar Rate Advances with a current Interest Period ending _____________

____________________

         /3/  Use if converting Base Rate Advances to Eurodollar Rate Advances.

         /4/  Use if converting Eurodollar Rate Advances to Base Rate Advances.

         /5/ Use if continuing Eurodollar Rate Advances as Eurodollar Rate Advances.

                                     -C-1-
         on ___________ (which is a Business Day).

         The undersigned each hereby certifies that each of the conditions set forth in Sections 2.07(a) and 3.02 of the Credit Agreement to the Lenders' obligations to convert or continue make the Subject Borrowing has been satisfied.

         The undersigned each hereby further certifies that no Event of Default or Event of Early Termination (or event which with the lapse of time would constitute such an Event of Default or Event of Early Termination) has occurred and is continuing or would result from the proposed Conversion/Continuation.

                                            Very truly yours,


                                            AFS FUNDING CORP.


                                            By: ________________________________
                                                Authorized Signatory


                                            AFS SENSUB CORP.


                                            By: ________________________________
                                                Authorized Signatory

                                     -C-2-

                                                                       EXHIBIT D

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

                                        Dated _________

         Reference is made to the Credit Agreement, dated as of August 15, 2002 (as it may be amended from time to time, the "Credit Agreement"), among the Borrowers, the Contingent Obligors, certain financial institutions and commercial paper conduits from time to time parties thereto, as Lenders, the Agents parties thereto, and Deutsche Bank Trust Company Americas, as Lender Collateral Agent and Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Credit Agreement.

         ______________ (the "Assignor") and ______________ (the "Assignee")
agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage of the Assignor's Commitment Amount/Maximum Conduit Amount or Maximum Advance Amount, as applicable, and of the Advances owing to the Assignor as specified in Section 1 of Schedule 1. After giving effect to such sale and assignment, the Assignee's Commitment Amount or Maximum Advance Amount, as applicable, and the amount of the Advances owing to the Assignee will be as set forth in Section 2 of Schedule 1.

         2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to (A) the financial condition of the Borrowers or the performance or observance by the Borrowers of any of their obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto or (B) the Revolver Collateral or the Shared Collateral.

         3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; [and] (v) confirms that it is a Permitted Transferee [and (vi) attaches the forms, certificates or statements required by Section 2.11(c) of the Credit Agreement]/6/.

         4. Following the execution of this Assignment and Assumption by the Assignor and the Assignee, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date of this Assignment and Assumption (the "Transfer Effective Date") shall be the date of acceptance thereof by the Administrative Agent, unless a later date is specified in Section 3 of Schedule 1.

         5. Upon such acceptance and recording by the Administrative Agent, as of the Transfer Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption, relinquish its rights and be released from its obligations under the Credit Agreement.

         6. Upon such acceptance and recording by the Administrative Agent, from and after the Transfer Effective Date, the Administrative Agent shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including all payments of principal, interest and commitment fee with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Transfer Effective Date directly between themselves.

         7. THIS ASSIGNMENT AND ASSUMPTION SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

         [8. The [Assignor/Assignee] hereby agrees (which agreement shall be binding upon its successors and assigns) that it shall not institute against, or join any other Person in instituting against, the [Assignee/Assignor] any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after the latest maturing commercial paper note or other obligation (whether or not issued to fund or maintain Advances) issued by the [Assignee/Assignor] is paid. The provisions of this Section 8 shall survive the termination of the Credit Agreement.]/7/

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on
Schedule 1 hereto.

__________________


         /6/ To be included if the Assignee was not created or organized under the laws of the United States or a political subdivision thereof.

         /7/ To be included for the benefit of each party to this Assignment and Assumption which is a Conduit Lender.

                                   SCHEDULE 1
                                       to
                       Assignment and Assumption Agreement
                              dated ______________

Section 1.



Section 2.



Section 3.

         Transfer Date:  _________________, ____

                               [NAME OF ASSIGNOR]



                               By: ___________________________________
                                   Title:


                               [NAME OF ASSIGNEE]



                               By: ___________________________________
                                   Title:

                               Applicable Lending Offices

                                      Eurodollar Advances:

                                             [Address]

                                      Base Rate Advances:

                                             [Address]

                                     -D-1-

                               Address for notices

                                    [Address]

Accepted this ____ day of _____________.

DEUTSCHE BANK TRUST COMPANY AMERICAS,
not in its individual capacity but solely as Administrative Agent


By:____________________________
   Title:


Consented to, this ____ day of _____________

AFS FUNDING CORP.


By:____________________________
    Title:


AFS SENSUB CORP.


By:____________________________
   Title:

                                     -D-2-

                                                                       EXHIBIT E

                        FORM OF CONFIDENTIALITY AGREEMENT


                        FORM OF CONFIDENTIALITY AGREEMENT

                                     [date]

[Insert Name and
 Address of Prospective
 Assignee or Participant]

         Re: Credit Agreement, dated as of August 15, 2002 (as it may be amended from time to time, the "Credit Agreement"; terms used herein and not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), among the Borrowers, the Contingent Obligors, certain financial institutions and commercial paper conduits from time to time parties thereto, as Lenders, the Agents parties thereto, and Deutsche Bank Trust Company Americas, as Lender Collateral Agent and Administrative Agent

Dear _________________:

         As a Lender party to the above-referenced Credit Agreement, we have agreed with AFS Funding Corp. ("AFS Funding") and AFS SenSub Corp. ("AFS SenSub") pursuant to Section 8.18 of the Credit Agreement to use reasonable precautions to keep confidential, except as otherwise provided herein and therein, non-public information provided either by AFS Funding or AFS SenSub at the time the same is delivered to us pursuant to the Credit Agreement.

         As provided in said Section 8.18, we are permitted to provide you, as a prospective assignee or participant, with certain of such non-public information subject to the execution and delivery by you, prior to receiving such non-public information, of a confidentiality agreement. Such information will not be made available to you until your execution and return of this Confidentiality Agreement.

         Accordingly, in consideration of the foregoing, you agree (on behalf of yourself and each of your affiliates, directors, officers, employees and representatives) that you will use reasonable precautions to keep confidential, in accordance with its customary procedures for handling confidential information of the same nature, such non-public information; provided, however, that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) on a confidential basis, to your counsel or to counsel for any of the Lenders, the Agents, the Lender Collateral Agent or the Administrative Agent, (iii) to bank examiners, auditors or accountants, and any analogous counterpart thereof

                                     -E-1-
acting in any such capacity, (iv) to the Administrative Agent, an Agent, the Lender Collateral Agent or a Lender, (v) in connection with any litigation to which you, any one or more of the Lenders, the Agents, the Lender Collateral Agent or the Administrative Agent is a party, (vi) to your affiliates or the affiliates of the Administrative Agent, an Agent, the Lender Collateral Agent or a Lender, (vii) if you are proposed to be a Conduit Lender, to your administrator or other Person providing similar services to you or (viii) to the extent it becomes publicly available (other than pursuant to a violation of the provisions of this Confidentiality Agreement).

         Please indicate your agreement to the foregoing by signing at the place provided below the enclosed copy of this Confidentiality Agreement.

                                                       Very truly yours,

                                                       [Insert Name of Lender]


                                                       By:______________________
                                                          Title:

The foregoing is agreed to as of the date of this letter

[Insert name of prospective
  Assignee or Participant]


By:_________________________
   Title:

                                     -E-2-

                                                                       EXHIBIT F

                           FORM OF JOINDER SUPPLEMENT

         JOINDER SUPPLEMENT (the "Supplement"), dated as of the date set forth in Item 1 of Schedule I hereto, among AFS Funding Corp. and AFS SenSub Corp. (the "Borrowers"), the Lender set forth in Item 2 of Schedule I hereto (the "Joining Lender"), _____________, as Agent, and Deutsche Bank Trust Company Americas, as Administrative Agent for the Lenders under, and as defined in, the Credit Agreement described below (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

         WHEREAS, this Supplement is being executed and delivered under the Credit Agreement, dated as of August 15, 2002 (as it may be amended from time to time, the "Credit Agreement"; terms used herein and not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), among the Borrowers, the Contingent Obligors, certain financial institutions and commercial paper conduits from time to time parties thereto, as Lenders, the Agents parties thereto, and Deutsche Bank Trust Company Americas, as Lender Collateral Agent, and Administrative Agent; and

         WHEREAS, the party set forth in Item 2 of Schedule I hereto wishes to become a Lender party to the Credit Agreement;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         (a) Upon receipt by the Administrative Agent of an executed counterpart of this Supplement, to which is attached a fully completed Schedule I and
Schedule II, which has been executed by the Joining Lender, the Administrative Agent, and the Borrowers, the Administrative Agent will transmit to the Borrowers and the Joining Lender a Joinder Effective Notice, substantially in the form of Schedule III to this Supplement (a "Joinder Effective Notice"). Such Joinder Effective Notice shall be executed by the Administrative Agent and shall set forth, inter alia, the date on which the joinder effected by this Supplement shall become effective (the "Joinder Effective Date"). From and after the Joinder Effective Date, the party set forth in Item 2 of Schedule I hereto shall be a Lender party to the Credit Agreement for all purposes thereof.

         (b) Each of the parties to this Supplement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Supplement.

         (c) By executing and delivering this Supplement, the Joining Lender confirms to and agrees with the Administrative Agent, the Agents and the Lenders as follows: (i) neither the Lender Collateral Agent nor the Administrative Agent nor any Agent nor any Lender makes any representation or warranty or assumes any responsibility with respect to (A) any statements,

                                     -F-1-
warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, or the financial condition of the Borrowers, or the performance or observance by the Borrowers of any of their respective obligations under the Credit Agreement or any other instrument or document furnished pursuant hereto or (B) the Revolver Collateral or the Shared Collateral; (ii) the Joining Lender confirms that it has received copies of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (iii) the Joining Lender will, independently and without reliance upon the Administrative Agent, the Lender Collateral Agent, any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) the Joining Lender appoints and authorizes each of the Administrative Agent and the Lender Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the Transaction Documents as are delegated to the Administrative Agent and the Lender Collateral Agent respectively, by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with the Credit Agreement and the Transaction Documents; and (vi) the Joining Lender agrees (for the benefit of the parties hereto, the Agents, the Lender Collateral Agent and the Lenders) that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

          (d) Schedule II hereto sets forth administrative information with respect to the Joining Lender.

          (e) THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

          IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

                                     -F-2-

                                                                   SCHEDULE I TO
                                                              JOINDER SUPPLEMENT

                          COMPLETION OF INFORMATION AND
                        SIGNATURES FOR JOINDER SUPPLEMENT

        Re: Credit Agreement, dated as of August 15, 2002 (as it may be amended from time to time, the "Credit Agreement"), among the Borrowers, the Contingent Obligors, certain financial institutions and commercial paper conduits from time to time parties thereto, as Lenders, the Agents parties thereto, and Deutsche Bank Trust Company Americas, as Lender Collateral Agent and Administrative Agent

Item 1:        Date of Joinder Supplement:        _______________

Item 2:        Joining Lender:

Item 3:        Signatures of Parties to Agreement:

                                            [NAME OF JOINING LENDERS]


                                            By:___________________________
                                               Name:
                                               Title:


                                            By:___________________________
                                               Name:
                                               Title:


                                            By:___________________________
                                               Name:
                                               Title:


                                            AFS FUNDING CORP.


                                            By:___________________________
                                               Name:
                                               Title:

                                     -F-3-

                                           AFS SENSUB CORP.


                                           By:___________________________
                                              Name:
                                              Title:


                                           DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                           not in its individual capacity, but
                                           solely as Administrative Agent


                                           By:___________________________
                                              Name:
                                              Title:

                                     -F-4-

                                                                  SCHEDULE II TO
                                                              JOINDER SUPPLEMENT

                       LIST OF INVESTING OFFICES, ADDRESS
                        FOR NOTICES AND WIRE INSTRUCTIONS

Address for Notices:

Investing Office:    Same as above

Wire Instructions:   To be provided to the Administrative Agent

                                     -F-5-

                                                                 SCHEDULE III TO
                                                              JOINDER SUPPLEMENT

                                     FORM OF
                            JOINDER EFFECTIVE NOTICE

To:  [Name and address of the Borrowers
                    and Joining Lender]

     The undersigned, as Administrative Agent under the Credit Agreement, dated as of August 15, 2002 (as it may be amended from time to time, the "Credit Agreement"), among the Borrowers, the Contingent Obligors, certain financial institutions and commercial paper conduits from time to time parties thereto, as Lenders, the Agents parties thereto, and Deutsche Bank Trust Company Americas, as Lender Collateral Agent and Administrative Agent, acknowledges receipt of five executed counterparts of a completed Joinder Supplement. [Note: attach copies of Schedules I and II from such Agreement.] Terms defined in such Supplement are used herein as therein defined.

     Pursuant to such Supplement, you are advised that the Joinder Effective Date for [Name of Joining Lender] will be _____________.

                                           Very truly yours,

                                           DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                           not in its individual capacity but
                                           solely as Administrative Agent

                                           By:___________________________
                                              Name:
                                              Title:

                                     -F-6-

                                                                       EXHIBIT G

             FORM OF INTEREST RATE HEDGE ASSIGNMENT ACKNOWLEDGEMENT

                                                 [Date]

[LIBOR Interest Rate Cap Counterparty]
[Address of LIBOR Interest Rate Cap Counterparty]
Attention:___________________

          Re: [Name of Agreement], dated as of ___________, 200_ (as amended, the "Interest Rate Cap Agreement"), between [Name of Interest Rate Cap Counterparty] (the "Counterparty") and [AFS Funding Corp./AFS SenSub Corp.] ("Company")

Ladies and Gentlemen:

     Company hereby notifies you that Company has assigned to Deutsche Bank Trust Company Americas, as Lender Collateral Agent (the "Lender Collateral Agent"), under the Security Agreement identified below, all of its right, title and interest in and to any interest rate hedge (each, a "Hedge") entered into pursuant to the Interest Rate Cap Agreement, including, without limitation, (i) all rights of Company to receive moneys due under or pursuant to the Hedges,
(ii) claims of Company for damages arising out of or for breach of or default under the Hedges or the Interest Rate Cap Agreement, (iii) the right of Company to terminate the Hedges or the Interest Rate Cap Agreement, and to otherwise exercise all remedies thereunder, and (iv) all proceeds of any and all of the foregoing. The assignment of all right, title and interest of Company in and to the Hedges and the Interest Rate Cap Agreement shall be referred to as the "Assigned Rights".

     As used herein, "Security Agreement" shall mean that certain Revolver Security and Collateral Agent Agreement, dated as of August 15, 2002, among the Company, [AFS Funding Corp/AFS SenSub Corp.], AmeriCredit Financial Services, Inc., the Lender Collateral Agent and the Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Security Agreement.

     The Counterparty hereby agrees that it shall make all payments under the Interest Rate Cap Agreement and the Hedges to the Lender Collateral Agent, as follows: ABA#021001033, Account: LA Asset Backed, Account#01419663, Ref:
AmeriCredit Residual Fundings, Attn: CDO Administration, or as the Lender Collateral Agent may from time to time direct. The Lender Collateral Agent shall be entitled to exercise any and all rights and remedies of Company under the Interest Rate Cap Agreement and the Hedges to receive such payments in accordance with the terms hereof and thereof.

                                     -G-1-

     All payments to be made under the Interest Rate Cap Agreement and the Hedges by the Counterparty shall be made by the Counterparty irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off (other than netting for payments owing by Company thereunder in accordance with the terms of the Interest Rate Cap Agreement and the Hedges) and shall be final, and the Counterparty will not seek to recover from the Lender Collateral Agent, Company, any Lender or any other party to the Security Agreement any such payment once made.

     Notwithstanding the foregoing, (a) Company shall remain liable under the Interest Rate Cap Agreement and each Hedge for any representations and warranties contained in the Interest Rate Cap Agreement and to perform all of its duties and obligations thereunder to the same extent as if this acknowledgment had not been executed, (b) the exercise by the Lender Collateral Agent of any of the rights hereunder shall not release Company from any of its duties or obligations under the Interest Rate Cap Agreement or any Hedge, and
(c) none of the Lender Collateral Agent, any Lender or any other party to the Security Agreement shall have any obligation, responsibility or liability for any representation or warranty or otherwise under the Interest Rate Cap Agreement or any Hedge by reason of this acknowledgment, nor shall any of them be obligated to perform any of the obligations or duties of Company thereunder or to take any action to collect or enforce any claim for payment thereunder.

     Company shall not, without the prior written consent of the Lender Collateral Agent, (i) sell, assign (by operation of law or otherwise), convey, transfer, deliver or otherwise dispose of, any of the Assigned Rights, or create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Assigned Rights, except for the assignment acknowledged hereby; (ii) cancel or terminate the Interest Rate Cap Agreement or any Hedge or consent to or accept any cancellation or termination thereof; (iii) amend, supplement or otherwise modify the Interest Rate Cap Agreement or any Hedge or give any consent, waiver or approval thereunder; (iv) waive any default under or breach of the Interest Rate Cap Agreement or any Hedge; or (v) take any other action in connection with the Interest Rate Cap Agreement or any Hedge which would impair the value of the interest or rights of Company thereunder or which would impair the interests or rights of the Lender Collateral Agent, any Lender or any other party under the Security Agreement.

     No amendment or waiver of any provision hereof, and no consent provided hereto shall in any event be effective unless the same shall be in writing and signed by the Lender Collateral Agent, Company and the Counterparty, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     This letter agreement may be executed in counterparts, each of which when executed by the parties hereto shall be deemed an original and all of which together shall be deemed the same instrument.

     This letter agreement shall be binding upon Company and the Counterparty and their respective successors and assigns, and shall inure, together with the rights and remedies of the

                                     -G-2-

Lender Collateral Agent hereunder, to the benefit of the holders of securities issued by Company, and their respective successors, transferees and assigns. THIS LETTER AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

                                               Very truly yours,

                                               [NAME OF BORROWER]



                                               By:________________________
                                               Name:
                                               Title:
Acknowledged and Agreed:

[NAME OF HEDGE COUNTERPARTY]


By__________________________
  Name:
  Title:

Acknowledged:

DEUTSCHE BANK TRUST COMPANY
AMERICAS, not in its individual
capacity but solely as Lender
Collateral Agent


By__________________________
  Name:
  Title:

                                     -G-3-

                                                                       EXHIBIT H

                            FORM OF INTEREST RATE CAP

                         [to be provided by AmeriCredit]

                                                                       EXHIBIT I

                      FORM OF AGREED UPON PROCEDURES LETTER

                         [to be provided by AmeriCredit]

                                                                       EXHIBIT J

                     FORM OF REVOLVER SERVICER'S CERTIFICATE

                           [draft distributed by DBNY]

                                                                       EXHIBIT K

                   FORM OF REVOLVER BORROWING BASE CERTIFICATE

                           [draft distributed by DBNY]

                                                                     EXHIBIT L-1

                                FORM OF GUARANTY

                          [draft distributed by Dewey]

                                                                     EXHIBIT L-2

                            FORM OF LIMITED GUARANTY

                          [draft distributed by Dewey]

                                                                       EXHIBIT M

                        FORM OF COLLATERAL SUMMARY REPORT

                                                                     Exhibit ___
                            Revolving Credit Facility
                            Collateral Summary Report
                                  July 31, 2002

----------------------------------------------------------------------------------------------------------------------------------
                     Original       Current                                   Spread
Designated Term     Collateral    Collateral     Current Bond                 Account
Securitizations      Balance        Balance        Balance    Current O/C     Balance       WAC          WARM        Seasoning
----------------------------------------------------------------------------------------------------------------------------------
98-D                625,000,000     75,896,843     68,307,159    7,589,684     9,374,982     17.99%     16 Months       45 Months
99-A                700,000,000    107,314,694     96,583,225   10,731,469    10,500,000     18.27%     19 Months       42 Months
99-B              1,000,000,000    205,107,281    184,596,553   20,510,728    15,000,000     18.26%     24 Months       39 Months
99-C              1,000,000,000    286,497,977    257,848,179   28,649,798    15,000,000     18.24%     27 Months       34 Months
99-D                900,000,000    273,945,811    246,551,230   27,394,581    13,500,000     18.19%     29 Months       33 Months
00-A              1,300,000,000    462,116,760    415,905,084   46,211,676    19,499,985     18.86%     32 Months       30 Months
00-B              1,200,000,000    514,520,369    465,640,934   48,879,435    17,999,999     19.14%     35 Months       26 Months
00-C              1,100,000,000    535,772,934    484,874,505   50,898,429    16,499,965     19.23%     38 Months       23 Months
00-D                600,000,000    337,130,113    306,788,403   30,341,710    10,113,903     18.26%     43 Months       20 Months
01-A              1,400,000,000    837,996,594    762,576,901   75,419,693    25,139,898     19.16%     45 Months       18 Months
01-B              1,850,000,000  1,379,090,281  1,287,480,942   91,609,339    41,372,708     18.39%     50 Months       13 Months
01-C              1,600,000,000  1,280,985,510  1,219,425,228   61,560,282    38,429,565     17.96%     53 Months       10 Months
01-D              1,800,000,000  1,495,950,087  1,413,405,248   82,544,839    44,878,503     17.84%     54 Months        9 Months
02-A              1,600,000,000  1,462,477,277  1,418,315,730   44,161,547    43,874,318     17.57%     57 Months        5 Months
02-B              1,200,000,000  1,172,840,261  1,168,537,153    4,303,108    35,185,208     17.38%     59 Months        2 Months
----------------------------------------------------------------------------------------------------------------------------------
Total FSA Deals  17,875,000,001 10,427,642,792  9,796,836,474  630,806,318   356,369,034     18.17%     48 Months       14 Months
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
2000-1              499,999,970    254,358,341    224,140,773   30,217,568     5,000,000     19.07%     41 Months       21 Months
2001-1            1,099,999,851    715,902,049    634,050,997   81,851,052    11,000,000     18.90%     46 Months       14 Months
2002-1            1,000,000,000    936,679,434    895,543,956   41,135,478     9,999,997     17.88%     57 Months        3 Months
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total Sen/Sub
 Deals            2,599,999,821  1,906,939,824  1,753,735,726  153,204,098    25,999,997     18.42%     51 Months       10 Months
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
All AmeriCredit
 Deals           20,474,999,822 12,334,582,616 11,550,572,200  784,010,416   382,369,031     18.21%     48 Months       14 Months
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                            Expected     Expected                  Contribution
Designated Term Losses to Date Losses to Date   Expected       Expected     Remaining    Remaining      BBB-         to Senior
Securitization       $               %          Losses ($)    Losses (%)    Loss ($)     Loss (%)     Multiple     Borrowing Base
----------------------------------------------------------------------------------------------------------------------------------
98-D                 64,392,363        10.30%      65,625,000       10.50%     1,232,637    0.20%            1.80      19,951,661
99-A                 72,727,944        10.39%      73,500,000       10.50%       772,056    0.11%            1.80      30,040,814
99-B                 95,445,604         9.54%     105,000,000       10.50%     9,554,396    0.96%            1.80      35,120,065
99-C                 92,120,101         9.21%     105,000,000       10.50%    12,879,899    1.29%            1.80      44,360,843
99-D                 82,373,490         9.15%      94,500,000       10.50%    12,126,510    1.35%            1.80      42,866,601
00-A                118,314,643         9.10%     136,500,000       10.50%    18,185,357    1.40%            1.80      79,649,913
00-B                100,388,532         8.37%     126,000,000       10.50%    25,611,468    2.13%            1.80      74,005,918
00-C                 91,852,237         8.35%     115,500,000       10.50%    23,647,763    2.15%            1.80      90,923,397
00-D                 41,364,870         6.89%      63,000,000       10.50%    21,635,130    3.61%            1.80      40,615,137
01-A                 87,207,518         6.23%     147,000,000       10.50%    59,792,482    4.27%            1.80     110,787,951
01-B                 62,599,296         3.38%     194,250,000       10.50%   131,650,704    7.12%            1.80      84,575,184
01-C                 40,807,092         2.55%     168,000,000       10.50%   127,192,908    7.95%            1.80      50,527,479
01-D                 30,871,248         1.72%     189,000,000       10.50%   158,128,752    8.78%            1.80      52,870,815
02-A                  8,154,146         0.51%     168,000,000       10.50%   159,845,854    9.99%            1.80      15,336,866
02-B                     83,125         0.01%     126,000,000       10.50%   125,916,875   10.49%            1.80      -4,593,813
----------------------------------------------------------------------------------------------------------------------------------
Total FSA Deals     988,702,209         3.91%   1,876,875,000       10.50%   888,172,791    6.59%            1.80     767,038,814
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
2000-1               36,488,315         7.30%      52,499,997       10.50%    16,011,682    3.20%            1.80      38,126,509
2001-1               56,371,704         5.12%     115,499,984       10.50%    59,128,280    5.38%            1.80      90,985,750
2002-1                2,507,952         0.25%     105,000,000       10.50%   102,492,048   10.25%            1.80       8,663,058
----------------------------------------------------------------------------------------------------------------------------------
Total Sen/Sub
 Deals               95,367,971         3.67%     272,999,981       10.50%   177,632,010    6.83%            1.80     137,775,317
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
All AmeriCredit
 Deals            1,084,070,180         5.29%   2,149,874,981       10.50% 1,065,804,802    5.21%            1.80     904,814,131
----------------------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT N

                     FORM OF MONTHLY COMPLIANCE CERTIFICATE

                                                                    Exhibit ____
                            Revolving Credit Facility
                         Monthly Compliance Certificate

This Monthly Compliance Certificate has been prepared in accordance with Section
5.01 (a) (vi) of the Credit Agreement among AFS Funding Corp. and AFS SenSub Corp., as the Borrowers, AmeriCredit Corp. and AmeriCredit Financial Services Inc., each as a Contingent Obligor, the Financial Institutions from time to time party hereto as Lenders, Deutsche Bank AG, as an Agent, and the other Agents from time to time party hereto, Deutsche Bank Trust Company Americas, as Lender Collateral Agent, and Deutsche Bank Trust Company Americas, as the Administrative Agent dated as of August 15, 2002. Defined terms have the meanings assigned to them in the Credit Agreement or in other Transaction Documents.

This Monthly Compliance Certificate has also been prepared pursuant to Section
4.9 of the Sale and Servicing Agreements among the outstanding AmeriCredit Automobile Receivables Trusts, as Issuers, AmeriCredit Financial Services, Inc. as Servicer, AFS Funding Corp., as Seller and the various Backup Servicers and Trust Collateral Agents.

The undersigned hereby certifies that this Monthly Compliance Certificate is true and correct to his knowledge. In addition, no Trigger Event has occurred on the related Determination Date and, to the knowledge of the undersigned, no Insurance Agreement Event of Default has occurred for AmeriCredit's outstanding securitizations.

Monthly Period Beginning:                         01-Jul-2002
Monthly Period Ending:                            31-Jul-2002

I.     Revolving Credit Facility Performance Tests

       A.     Events of Default (Section 6.01 of the Credit Agreement)
              According to Section 6.01 of the Credit Agreement, has there been
              an occurrence of an Event of Default?                                        No
                                                                                        --------

II.    AmeriCredit's Securitization Performance Tests

       A.     Delinquency Ratio

              See Exhibit I.

       B.     Cumulative Default Rate

              See Exhibit II.

       C.     Cumulative Net Loss Rate

              See Exhibit III.

       D.     Extension Rate

              See Exhibit IV.

By:                 /s/ Connie Coffey
                    -----------------------------------
Name:               Connie Coffey
                    -----------------------------------
Title:              Senior Vice President
                    -----------------------------------
Date:               August 9, 2002
                    -----------------------------------

                                                                      APPENDIX A

                               CERTAIN DEFINITIONS

         Capitalized terms used in this Agreement shall have the following meanings:

         "ACC": The meaning specified in the Preamble.

         "ACFS": The meaning specified in the Preamble.

         "Accountants' Letter": The meaning specified in Section 5.01(a).

         "Adjusted Available Commitment Amount": On any date with respect to a Committed Lender and its related Conduit Lender, such Committed Lender's Commitment Amount with respect to such Conduit Lender, minus the aggregate outstanding principal amount of such Committed Lender's Advances with respect to such Conduit Lender, minus the aggregate outstanding principal amount of such Committed Lender's Support Advances to such Conduit Lender.

         "Adjusted EBITDA": With respect to any Person, for any period, the earnings of such Person and its subsidiaries, determined on a consolidated basis in accordance with GAAP, for such period before interest, taxes, depreciation and amortization, plus cash distributions from securitization trusts supported by Receivables originated by such Person or its Affiliates received by such Person and its subsidiaries during such period minus any non-cash gains on the sale of Receivables by such Person and its subsidiaries during such period.

         "Adjusted Equity": With respect to any Person, at any time, the Tangible Net Worth of such Person at such time, minus the Tax Adjusted Interest-Only Receivables of such Person at such time.

         "Adjusted Eurodollar Rate" shall mean, for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) equivalent to the rate determined pursuant to the following formula:

    Adjusted Eurodollar Rate   =                  LIBOR
                                      -------------------------------
                                      1-LIBOR Reserve Percentage

on the first day of such Interest Period.

         "Advance": An advance by a Lender to the Borrowers as part of a Borrowing made on or prior to the Commitment Expiration Date consisting of either all Base Rate Advances or all Eurodollar Rate Advances from each of the Lenders, in each case pursuant to Section 2.02, and subject to Conversion or Continuation pursuant to Section 2.07.

         "Affected Party": With respect to any Conduit Lender, any Support Party of such Conduit Lender or the related Agent.

         "Affiliate": With respect to any Person, any Person directly or indirectly controlling, controlled by, or under common control with, such former Person. As used in this definition of "Affiliate," the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

         "AFS Funding": The meaning specified in the preamble to this Agreement.

         "AFS Funding Trust": AFS Funding Trust, a Delaware business trust.

         "AFSFT Class A Certificate": The meaning specified in the Master Collateral and Intercreditor Agreement.

         "AFSFT Class A Certificate Collateral": The meaning specified in the Master Collateral and Intercreditor Agreement.

         "AFSFT Trust Agreement" means the Second Amended and Restated Trust Agreement, dated as of August 15, 2002, between AFS Funding and Deutsche Bank Trust Company Delaware as successor in interest to Bankers Trust (Delaware), as Owner Trustee, as amended, supplemented or otherwise modified from time to time.

         "Agent" has the meaning specified in the preamble to this Agreement.

         "Agreement": This Credit Agreement, as it may be amended, modified, restated or supplemented from time to time.

         "Alternate Base Rate": For any day, the higher of (i) the base commercial lending rate per annum announced from time to time by DBNY in New York in effect on such day, or (ii) the interest rate per annum quoted by DBNY at approximately 11:00 a.m., New York City time, on such day, to dealers in the New York Federal funds market for the overnight offering of Dollars by DBNY plus one-half of one percent (0.50%). (The Alternate Base Rate is not intended to represent the lowest rate charged by DBNY for extensions of credit.)

         "Applicable Lending Office": With respect to each Lender, the office of such Lender specified as its lending office for the relevant Type of Advances opposite its name on Schedule I hereto or in the Assignment and Assumption or Joinder Supplement pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the applicable Agent, the Borrowers and the Administrative Agent.

         "Asset Backed Security" means an asset backed note (with a fixed or floating interest rate) issued by a securitization trust and supported by Receivables originated by (and not acquired through bulk purchases from another originator), denominated in Dollars, and serviced by, ACFS or one of its Affiliates relating to the retail sale or refinancing of a Financed Vehicle. An Asset Backed Security shall not include an asset backed security supported by or secured by other asset backed securities.

         "Asset Backed Security Distributions": With respect to any Asset Backed Security owned by either Borrower, all amounts which are distributed, from time to time, with respect to such Asset Backed Security (including pursuant to any guaranty, including, without limitation, any guaranty delivered pursuant to clause (p) of the definition of "Eligible Security" or credit enhancement thereof).

         "Assignee": The meaning specified in Section 8.06(b).

         "Assignment": The meaning specified in Section 8.06(b).

         "Assignment and Assumption": The meaning specified in Section 8.06(b).

         "Authorized Officer": (i) With respect to any non-natural Person other than the Lender Collateral Agent or the Master Collateral Agent, any Officer of such Person who is authorized to act for such Person with respect to the relevant matter in question and (ii) with respect to the Lender Collateral Agent or the Master Collateral Agent, any managing director, principal, vice president, assistant vice president, assistant secretary, assistant treasurer, associate or any other officer of the Lender Collateral Agent or the Master Collateral Agent, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Bankruptcy Code": Title 11 of the United States Code (11 U.S.C.
Section 101, et seq.), as amended from time to time, or any successor statute.

         "Base Rate Advance": An advance which bears interest at a rate per annum determined on the basis of the Alternate Base Rate, as provided in Section 2.05(a).

         "Bond Coupon Rate": With respect to any Eligible Security and any month, the rate determined on the date such Eligible Security is included in the Revolver Borrowing Base.

         "Borrowing": A borrowing consisting of simultaneous Advances made by Lenders pursuant to the same Notice of Borrowing as described in Section 2.02, subject to Conversion or Continuation pursuant to Section 2.07.

         "Borrowing Base": On any day, the lesser of (a) the Revolver Borrowing Base and (b) the Senior Borrowing Base minus the sum of the Total Interest Rate Risk Component and the Senior Facility Non-Revolver Aggregate Amount.

         "Borrowing Base Deficiency": A Revolver Borrowing Base Deficiency, a Senior Borrowing Base Deficiency or a Senior Borrowing Base Interim Deficiency.

         "Borrowings": Collectively, each Borrowing.

         "Borrowing Date": The meaning specified in Section 2.02(a).

         "Business Day": Any day other than (i) a Saturday or Sunday, (ii) any other day on which banks are authorized or required to close in the States of New York, [North Carolina,] Texas or California and (iii) if such term is used in connection with the Adjusted Eurodollar Rate, a day on which dealings are not carried out in the London interbank market.

         "Cash Equivalents": Mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered from which evidence:

         (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

         (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or portion of such obligation for the benefit of the holders of such depository receipts); provided, however, that at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Distribution Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) of such depository institution or trust company shall have a credit rating from Standard & Poor's of A-1 and from Moody's of Prime-1;

         (c) commercial paper and demand notes investing solely in commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from Standard & Poor's of A-1+ and from Moody's of Prime-1;

         (d) investments in money market funds (including funds for which the Lender Collateral Agent or the Master Collateral Agent in each of their individual capacities or any of their respective Affiliates is investment manager, controlling party or advisor) having a rating from Standard & Poor's of AAA-m or AAAm-G and from Moody's of Aaa;

         (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

         (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) referred to in clause (b) above;

          (g) any other investment which would satisfy the Rating Agency Condition and is consistent with the ratings of the Securities, or any other investment that by its terms converts to cash within a finite period, if the Rating Agency Condition is satisfied with respect thereto; and

          (h) cash denominated in United States dollars.

          "Change of Control" means a change resulting when any Unrelated Person or any Unrelated Persons, acting together, that would constitute a Group together with any Affiliates or Related Persons thereof (in each case also constituting Unrelated Persons) shall at any time either (i) Beneficially Own more than 30% of the aggregate voting power of all classes of Voting Stock of ACC or (ii) succeed in having sufficient of its or their nominees elected to the Board of Directors of ACC such that such nominees when added to any existing director remaining on the Board of Directors of ACC after such election who is an Affiliate or Related Person of such Person or Group, shall constitute a majority of the Board of Directors of ACC. As used herein, (a) "Beneficially Own" shall mean "beneficially own" as defined in Rule 13d-3 of the Exchange Act, or any successor provision thereto; provided, however, that, for purposes of this definition, a Person shall not be deemed to Beneficially Own securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates until such tendered securities are accepted for purchase or exchange; (b) "Group" shall mean a "group" for purposes of Section 13(d) of the Exchange Act; (c) "Unrelated Person" shall mean at any time any Person other than ACC or any of its Subsidiaries, any of the shareholders of ACC on the Effective Date and other than any trust for any employee benefit plan of ACC or any of its Subsidiaries; (d) "Related Person" of any Person shall mean any other Person owning (1) 5% or more of the outstanding common stock of such Person or (2) 5% or more of the Voting Stock of such Person; and (e) "Voting Stock" of any Person shall mean the capital stock or other indicia of equity rights of such Person which at the time has the power to vote for the election of one or more members of the Board of Directors (or other governing body) of such Person.

          "Code": The Internal Revenue Code of 1986, as amended.

          "Collection Period" means, with respect to the first Distribution Date, the period beginning on the close of business on August 1, 2002 and ending on the close of business on August 31, 2002. With respect to each subsequent Distribution Date, "Collection Period" means the period beginning on the close of business on the last day of the immediately preceding Collection Period and ending on the close of business on the last day of the immediately preceding calendar month. Any amount stated "as of the close of business of the last day of a Collection Period" shall give effect to the following calculations as determined as of the end of the day on such last day: (i) all applications of collections and (ii) all distributions.

          "Commitment": In respect of a Lender as to which an amount of a "Commitment" and the identity of one or more related Conduit Lenders are set forth beside such Lender's name on the signature pages of this Agreement or on the signature page of the Assignment and Assumption or Joinder Supplement pursuant to which such Lender became a Lender hereunder, such Lender's undertaking during the Commitment Period to make Advances in respect of Borrowings in lieu of such Conduit Lenders in accordance with Section 2.02(g), subject to the terms and conditions hereof, in the aggregate outstanding principal amount not exceeding the Commitment Amount of such Lender.

          "Commitment Amount": As of any date with respect to a Committed Lender, the principal amount set forth beside such Lender's name under the heading "Commitment Amount", on the signature pages of this Agreement or on the signature page of the Assignment and Assumption or Joinder Supplement pursuant to which such Committed Lender became a Committed Lender hereunder, as such Commitment Amount may be adjusted from time to time in accordance with the provisions of Section 2.03 or 8.06.

          "Commitment Expiration Date": With respect to a Committed Lender, August 14, 2003, as such date may be extended by such Committed Lender from time to time pursuant to Section 2.09.

          "Commitment Fee": The meaning specified in the Supplemental Fee Letter to which the Administrative Agent is a party.

          "Commitment Period": The period commencing on the Effective Date and ending on the Commitment Period Termination Date.

          "Commitment Period Termination Date": the earliest of (a) the Commitment Expiration Date, (b) the date the Commitments are terminated, or deemed terminated, pursuant to Section 2.03, 6.02 or 6A.02 hereof and (c) the Stated Maturity Date.

          "Committed Lender": A Lender having a Commitment with respect to one or more Conduit Lenders.

          "Conduit Lender": Any Lender whose principal business consists of issuing commercial paper, medium term notes or other securities to fund its acquisition and maintenance of receivables, accounts, instruments, chattel paper, general intangibles and other similar assets or interests therein and which is designated on the signature page hereto or in the Assignment and Assumption or Joinder Supplement by which it became a party hereto as a Conduit Lender.

          "Contingent Obligors": The meaning specified in the Preamble.

          "Continue," "Continuation" and "Continued": each refers to a continuation of Advances for additional Interest Periods pursuant to Section 2.07.

          "Convert," "Conversion" and "Converted" each refers to a conversion of Advances of one Type into Advances of another Type pursuant to Section 2.07.

          "Cumulative Net Losses": As of any date, for any Receivables Pool, the aggregate cumulative amount of gross charge-offs of receivables in such Receivables Pool as of the end of the preceding Collection Period net of all Recoveries with respect to any such receivables as of the end of the preceding Collection Period.

          "Cumulative Net Loss Ratio": As of any date, for any Receivables Pool, the ratio, expressed as a percentage, computed by dividing:

          (a) the sum (without duplication) of (i) Cumulative Net Losses for such Receivables Pool as of the end of the preceding Collection Period and (ii) the product of (x) 0.50 and (y) the aggregate principal balance of all receivables in such Receivables Pool which are more than ninety (90) days past due as of the end of the preceding Collection Period;

          by

          (b) the aggregate initial principal balance for the related Receivables Pool.

          "DBNY": Deutsche Bank AG, New York Branch, and its successors.

          "Debt": At any date with respect to any Person, without duplication:
(i) all obligations of such Person for borrowed money; (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;
(iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business; (iv) all obligations of such Person as lessee under capital leases; (v) all non-contingent obligations of such Person to reimburse or prepay any bank or other Person in respect of amounts paid under a letter of credit, banker's acceptance or similar instrument; (vi) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person; and (vii) all Debt of others Guaranteed by such Person.

          "Debtor Relief Laws": The Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, readjustment of debt, marshaling of assets or similar debtor relief laws of the United States, any state or any foreign country from time to time in effect, affecting the rights of creditors generally.

          "Default": Any Event of Default or any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

          "Defaulted Receivable": With respect to any date, a Receivable with respect to which (i) all or any portion in excess of 5% of a Scheduled Receivable Payment is more than 90 days past due, (ii) the related servicer has repossessed the related Financed Vehicle (and any applicable redemption period has expired), (iii) the Obligor has been identified in the records of the related servicer as being the subject of a current bankruptcy proceeding or (iv) such Receivable is in default and the related servicer has charged-off such Receivable in accordance with its standard policies or otherwise has determined in good faith that payments thereunder are not likely to be resumed.

          "Designated Series": a Series of which an Eligible Security is a part or a Designated Term Series (as defined in the Master Collateral and Intercreditor Agreement).

          "Determination Date" means, with respect to any Distribution Date, the third Business Day preceding such Distribution Date.

          "Dissenting Purchaser" has the meaning specified in Section 2.09(b) of this Agreement.

          "Distribution Date": The 11th day of each calendar month, or, if such day is not a Business Day, the immediately following Business Day.

          "Dollar" or "$": A dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for all debts, public and private.

          "Effective Date": The date on which the conditions specified in
Section 3.01 shall have been satisfied.

          "Eligible Security" means, on any day of determination, an Asset Backed Security (a) which is owned by any Borrower on such day and which was initially issued not earlier than 30 days prior to its acquisition by such Borrower, (b) which is rated "BB" or better on such day by S&P and "Ba2" or better on such day Moody's, (c) the original certificate for which is in the possession of the Lender Collateral Agent and is registered in the name of the Lender Collateral Agent or accompanied by an instrument of transfer satisfactory to the Lender Collateral Agent executed in blank, or, if uncertificated, all action required by Section 5.01(x) has been completed to the satisfaction of the Lender Collateral Agent, (d) which, at the date of acquisition by such Borrower, is not in default with respect to any scheduled payment and the Series of which it is a part is not in a "rapid", "early" or similar amortization period triggered by a "payout", "amortization" or similar event or an "event of default", "default" or "servicer default", (e) with respect to which the information set forth in Notice of Borrowing most recently delivered to the Agents and the Administrative Agent was true and correct in all material respects, (f) which is fully paid and non-assessable and with respect to which no provision has been waived (except to the extent permitted by this Agreement),
(g) which has not been sold, transferred, assigned or pledged by such Borrower to any Person other than hereunder, (h) which is not subject to any Adverse Claim or any right of rescission, setoff, counterclaim or defense and no such claim or right has been asserted or, to the knowledge of such Borrower or ACFS, threatened with respect thereto, (i) which is not "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System,
(j) which is freely transferable by the registered holder thereof, (k) which has an expected final maturity at its date of issuance of no more than, if not rated at least BBB or its equivalent by both S&P and Moody's, 22 months or, if rated at least BBB or its equivalent by both S&P and Moody's, 48 months, (l) which has a maximum average life at its date of issuance of no more than, if not rated at least BBB or its equivalent by both S&P and Moody's, 12 months or, if rated at least BBB or its equivalent by both S&P and Moody's, 46 months, (m) the interest rate on which was set at a Market Rate on the date of issuance, (n) with respect to which (x) the priority of payments set forth in the related Series Transaction Documents is the same as the priority of payments set forth in the Series Transaction Documents related to Series 2000-1, 2001-1 and 2002-1 with respect to amounts paid at a level senior to or pari passu with the payment of interest on notes with the same rating from S&P and Moody's as such Asset Backed Security or (y) the payment of interest thereon is implicitly rated at least BBB- by S&P, as confirmed by S&P to the Administrative Agent, (o) if the payment of the principal of such Asset Backed Security is subordinated to the payment of amounts owing to any provider of a surety bond enhancing the related Series or other provider of credit enhancement, the related Series Transaction Documents will (i) provide a payment priority which will allow the holder of such Asset Backed Note to receive current interest on and after the occurrence of any surety step-up pricing, trigger event, event of default, amortization event or any like occurrence, (ii) will provide for a security interest in the underlying Receivables and related collateral for the benefit of, among others, the holder of such Asset Backed Note, (iii) will not permit such Receivables and related collateral to provide security for any other Series or any other obligation, (iv) upon any liquidation of such Receivables and related collateral, will provide that all securityholders receive full payment of principal and interest unless the consent is received from each securityholder which will not receive such full payment and (v) which either (1) are acceptable in all other respects to the Supermajority Lenders, in their sole discretion, or
(2) contain the elements set forth in clauses (i) through (iv) and are otherwise substantially similar to Series Transaction Documents previously approved pursuant to clause (1), (p) with respect to which (1) ACC shall have issued a guaranty substantially in the form of Exhibit L-1 attached hereto which guarantees certain payments with respect to such Asset Backed Security and (2) ACC and ACFS shall have issued a guaranty substantially in the form of Exhibit L-2 attached hereto which guarantees the timely payment of monthly interest on such Asset Backed Security and guarantees the payment of principal of such Asset Backed Security according to a schedule sufficient to cause the outstanding amount of such Asset Backed Security at any time to be less than or equal to the product of the Maximum Advance Percentage at such time with respect to such Asset Backed Security and the original face amount of such Asset Backed Security, provided that the provisions of this clause (p) shall not apply to any Asset Backed Security which is rated "BBB" or better by S&P and "Baa2" or better by Moody's, and (q) with respect to which no underwriting or placement fee or commission shall have been paid or be payable with respect to such Asset Backed Security to any affiliate of any Lender.

          "ERISA": The U.S. Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "ERISA Affiliate": Any Person who for purposes of Title IV of ERISA is a member of any Borrower's controlled group, or under common control with any Borrower, within the meaning of Section 414 of the IRC, and the regulations promulgated and rulings issued thereunder.

          "Eurodollar Rate Advance": An Advance which bears interest at a rate per annum determined on the basis of the Adjusted Eurodollar Rate, as provided in Section 2.05(a).

          "Event of Early Termination": The meaning specified in Section 6A.01.

          "Event of Default": The meaning specified in Section 6.01.

          "Excluded Taxes": The meaning specified in Section 2.11(a).

          "Facility Maturity Date": The earliest of (a) the Stated Maturity Date, (b) the date of the acceleration of the Advances pursuant to Section 6.02(a), and (c) the occurrence of an Insolvency Event with respect to any Borrower.

          "Federal Funds Rate": For any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day for such transactions received by DBNY from three Federal funds brokers of recognized standing selected by it.

          "Fees": The Commitment Fees and the Usage Fees.

          "Financed Vehicle": Any automobile, light duty truck, van, minivan or sport utility vehicle, together with all accessories, additions and parts constituting a part thereof and all accessions thereto.

          "FSA": Financial Security Assurance Inc., a New York stock insurance company.

          "FSA Portfolio": At any particular time, the receivables in all Series with respect to which FSA has issued an insurance policy.

          "FSA Series": The meaning specified in the Master Collateral and Intercreditor Agreement.

          "FSA Spread Account": shall mean a "spread account" subject to the Spread Account Agreement.

          "GAAP": At any particular time with respect to the Borrowers, U.S. generally accepted accounting principles as in effect at such time, consistently applied.

          "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Grant": To grant, bargain, sell, warrant, alienate, premise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of setoff against, deposit, set over and confirm.

          "Guarantee": By any Person, any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds, for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

          "Guaranteed Obligation": The meaning specified in Section 2A.01.

          "Independent": When used with respect to any specified Person other than an accountant, such a Person who (i) is in fact independent, (ii) does not have any direct financial interest or any material indirect financial interest in any Borrower or in any Affiliate of the Borrowers, and (iii) is not connected with any Borrower or any Affiliate of the Borrowers as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions. "Independent" when used with respect to any accountant means an accountant, who may be the accountant who audits the books of the Borrowers, who is independent with respect to the Borrowers within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Administrative Agent or the Lenders, such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

          "Insolvency Event": With respect to a Person, such Person shall fail generally to, or admit in writing its inability to, pay its debts as they become due; or a proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of such Person in an involuntary case under any Debtor Relief Law, or for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of such Person or for any substantial part of its property, or for the winding-up or liquidation of its affairs and, if instituted against such Person, any such proceeding shall continue undismissed or unstayed and in effect for a period of 60 consecutive days or any of the actions sought in such proceeding shall occur; or the commencement by such Person of a voluntary case under any Debtor Relief Law, or such Person's consent to the entry of any order for relief in an involuntary case under any Debtor Relief Law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of such Person or for any substantial part of its property, or any general assignment for the benefit of creditors; or such Person shall have taken any corporate, partnership or similar action in furtherance of any of the foregoing actions.

          "Interest Expense": With respect to any Person, for any period, the amount of interest expense, both expensed and capitalized, of such Person and its subsidiaries, determined on a consolidated basis in accordance with GAAP, for such period.

          "Interest Income": With respect to any Eligible Security and any month, the sum of (a) Monthly Bond Income for such Eligible Security and such month and (b) Monthly Cap Income for such Eligible Security and such month.

          "Interest Payment Date": (i) With respect to any Advance, each Distribution Date, commencing the first of such days to occur after such Advance is made, and (ii) as to all Advances, the Facility Maturity Date.

          "Interest Period": (i) For each Base Rate Advance, initially the period commencing on the date on which such Advance is made, Continued or Converted from an Advance of a different Type, and ending on the day preceding the next following Interest Payment Date, and thereafter the period commencing on each Interest Payment Date and ending on the day preceding the next following Interest Payment Date or, if earlier, the date on which such Advance is repaid or Converted into another Type of Advance, and, (ii) for each Eurodollar Rate Advance, initially the period commencing on the date on which such Advance is made, Continued or Converted from an Advance of a different Type, and ending on the day preceding the Interest Payment Date occurring one, two, three or six months thereafter as selected by the Borrowers in its Borrowing Notice or Notice of Conversion/Continuation, as the case may be, and thereafter the period commencing on each Interest Payment Date and ending on the day preceding the Interest Payment Date occurring one, two, three or six months thereafter as selected by the Borrowers in its Notice of Conversion/Continuation; provided, however, that (A) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, unless, in the case of a Eurodollar Advance, such next Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (B) in the case of any Interest Period for any Advance which commences before the Facility Maturity Date and would otherwise end on a date occurring after the Facility Maturity Date, such Interest Period shall end on the Facility Maturity Date, (C) any Interest Period pertaining to a Eurodollar Advance that commences on the last day of a calendar month (or a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of such last calendar month of such

Interest Period, and (D) the duration of any Interest Period commencing on or after the Facility Maturity Date shall be selected by the Administrative Agent.

          "Interest Rate Cap": The meaning specified in Section 5.01(n).

          "Interest Rate Expense": With respect to any Borrowing and any month, the product of (a) the Stress Case Principal Amount of the Eligible Security financed by such Borrowing during such month, (b) the sum of (i) the Stress Case LIBOR for such month and (ii) 2.25% and (iii) the Usage Fee Rate as of the date of determination and (c) 1/12.

          "Interest Rate Hedge Assignment Acknowledgment": An acknowledgment in substantially the form of Exhibit G hereto executed by a counterparty to an interest rate cap agreement in favor of the Lender Collateral Agent.

          "Interest Rate Risk Component": With respect to a Borrowing, the sum, calculated on or prior to the date of such Borrowing, for each month until the Stress Case Principal Amount of the Eligible Security financed by such Borrowing equals zero, of the positive difference, if any, between (a) the Interest Rate Expense of such Borrowing for such month and (b) the Interest Income for such Eligible Security for such month.

          "Interest Reserve Deposit Amount": The meaning specified in Section 5.01(x).

          "Interest Reserve Requirement": The meaning specified in Section 5.01(x).

          "Investment Company Act": The United States Investment Company Act of 1940, as amended.

          "IRS": The U.S. Internal Revenue Service and any successor agency.

          "Joinder Supplement": An agreement among one or more Lenders, the Borrowers, an Agent and the Administrative Agent in the form of Exhibit F hereto (appropriately completed).

          "Lender" means each Person which is designated as a Lender (whether a Conduit Lender or Committed Lender) on the signature pages hereto or in the Assignment and Assumption or Joinder Supplement pursuant to which it became a party to this Agreement.

          "Lender Collateral Agent": The meaning specified in the Preamble.

          "Lender Group" shall mean each group of Lenders consisting of (i) a Conduit Lender, and (ii) the Committed Lenders with respect to such Conduit Lender.

          "Lending Percentage": On any date the following:

     (i) with respect to a Conduit Lender, such Conduit Lender's Maximum Conduit Amount as a percentage of the Total Commitment Amount; and

     (ii) with respect to a Committed Lender, such Committed Lender's Commitment Amount as a percentage of the Total Commitment Amount.

          "Lending Termination Date" shall mean, for each Lender, the earliest to occur of (i) the Commitment Expiration Date for such Lender or, with respect to a Lender which is a Conduit Lender, the first date on which Commitment Expiration Dates for all its Committed Lenders have occurred, (ii) the date of any termination of the Commitments, in whole, by the Borrowers pursuant to
Section 2.03 and (iii) the effective date on which the Commitments are terminated or deemed terminated pursuant to Section 6.02 or 6A.02.

          "LIBOR" shall mean, with respect to any Interest Period, the rate per annum shown on Telerate Page 3750 as the composite offered rate for London interbank deposits for a period equal to such Interest Period, as shown under the heading "USD" as of 11:00 a.m., London time, two Business Days prior to the first day of such Interest Period; provided that in the event no such rate is shown, LIBOR shall be the rate per annum based on the rates at which Dollar deposits for a period equal to such Interest Period are displayed on page "LIBOR" of the Reuters Monitor Money Rates Service or such other page as may replace the LIBOR page on that service for the purpose of displaying London interbank offered rates of major banks as of 11:00 a.m., London time, two Business Days prior to the first day of such Interest Period (it being understood that if at least two such rates appear on such page, the rate will be the arithmetic mean of such displayed rates); provided further that in the event fewer than two such rates are displayed, or if no such rate is relevant, LIBOR shall be a rate per annum at which deposits in Dollars are offered by the principal office of Deutsche Bank AG in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period for delivery on such first day and for a period equal to such Interest Period.

          "LIBOR Reserve Percentage" shall mean, with respect to any Interest Period, a percentage (expressed as a decimal) equal to the weighted average of the percentages in effect during such Interest Period, as prescribed by the Board of Governors of the Federal Reserve System (or any successor thereto) for determining the maximum reserve requirements applicable to "Eurocurrency liabilities" pursuant to Regulation D or any other applicable regulation of the Federal Reserve Board (or any successor thereto) which prescribes reserve requirements applicable to "Eurocurrency liabilities" as currently defined in Regulation D.

          "Lien": With respect to any asset, any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority, security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement relating to such asset).

          "Limited Amortization Amount" shall mean, for each Nonextending Lender, with respect to any Distribution Date, the sum of the product of the following with respect to each Asset Backed Security that was an Eligible Security on the Commitment Expiration Date of such Nonextending Lender: (a) the difference, if any, between the Maximum Advance Percentage with respect to such Eligible Security as of the preceding Distribution Date and the Maximum Advance Percentage with respect to such Eligible Security as of such Distribution Date, (b) the original face amount of such Eligible Security and
(c) the Percentage Interest of such Nonextending Lender immediately prior to its Commitment Expiration Date.

          "Liquidity Percentage": With respect to a Committed Lender and its related Conduit Lender, such Lender's Adjusted Available Commitment Amount with respect to such Conduit Lender as a percentage of the aggregate Adjusted Available Commitment Amounts of all of such Conduit Lender's related Committed Lenders.

          "Margin Stock": "Margin Stock" as defined under Regulation U issued by the Board of Governors of the Federal Reserve System.

          "Market Rate": With respect to any Asset Backed Security, an interest rate for such Asset Backed Security consistent with the market therefor and for securities similar to such Asset Backed Security as determined in good faith by ACC and the lead underwriters or lead placement agents for such Asset Backed Security; provided that, with respect to any Asset Backed Security rated BB or lower by S&P or Ba2 or lower by Moody's, an interest rate thereon representing a credit spread of less than 450 bps shall not be deemed to be a "Market Rate" for purposes of the definition of "Eligible Security" herein unless at least 25% of the entire original issue of such Asset Backed Security were sold at such lower interest rate to Persons who are not Affiliates of ACC. Prior to including any Asset Backed Security as an Eligible Security hereunder, the Borrowers will furnish to the Administrative Agent and the Agents a certificate certifying that the interest rate thereon is a Market Rate as herein defined.

          "Master Collateral Agent": The meaning specified in the recitals.

          "Master Collateral and Intercreditor Agreement": The Master Collateral and Intercreditor Agreement, dated as of the date hereof, among AFS Funding Corp., the Administrative Agent, the Lender Collateral Agent, certain other secured parties and the Master Collateral Agent, as the same may be amended, supplemented or otherwise modified from time to time.

          "Material Adverse Effect": (i) A material adverse effect on the financial condition, operations or business of any Borrower or any Contingent Obligor, (ii) a material adverse effect on the ability or right of any Borrower or any Contingent Obligor to perform its obligations under this Agreement or any other Transaction Document, (iii) any impairment of the ability or right of the Administrative Agent or any Lender to enforce this Agreement or any Note or of the Administrative Agent or other relevant party to enforce any other Transaction Document, or (iv) a material adverse effect on the Revolver Collateral or the Shared Collateral or the perfection or priority of the Lender Collateral Agent's or Master Collateral Agent's security interest therein.

          "Maximum Advance Amount": with respect to any Eligible Security on any date, the lesser of (i) the outstanding principal amount of such Eligible Security on such date and (ii) the product of the original face amount of such Eligible Security and the "Maximum Advance Percentage" with respect to such Eligible Security and such date.

          "Maximum Advance Percentage": with respect to any Eligible Security on any date, (i) if such Eligible Security is rated at least BBB by S&P and Baa2 by Moody's, the percentage set forth opposite the month in which such date occurs in the following table ("Months" equals number of months since issuance of such Eligible Security):

                                         Maximum
                                         Advance
                        Months           Percentage
                        ------           ----------
                        1                100.0%
                        2                100.0%
                        3                100.0%
                        4                100.0%
                        5                100.0%
                        6                100.0%
                        7                100.0%
                        8                100.0%
                        9                100.0%
                        10               100.0%
                        11               100.0%
                        12               100.0%
                        13               91.7%
                        14               83.3%
                        15               75.0%
                        16               66.7%
                        17               58.3%
                        18               50.0%
                        19               41.7%
                        20               33.3%
                        21               25.0%
                        22               16.7%
                        23               8.3%
                        24               0.0%

                                       -16
and (ii) otherwise, the percentage set forth opposite the month in which such date occurs in the schedule of Maximum Advance Percentages calculated by the Administrative Agent with respect to such Eligible Security on or prior to the first date such Eligible Security is included in the calculation of the Revolver Borrowing Base, provided, that the Maximum Advance Percentage calculated by the Administrative Agent shall be zero on and after the 24th month since issuance of such Eligible Security, and provided, further, that if any such Eligible Security rated at least BBB by S&P and Baa2 by Moody's is downgraded two notches from its rating at the time of issuance, then such percentage shall be reduced by subtracting 25%, and provided, further, that if any such Eligible Security other than an Eligible Security rated at least BBB by S&P and Baa2 by Moody's is downgraded to BB- by S&P or Ba3 by Moody's, then such percentage shall be reduced by subtracting 25%, and provided, further, that if any such Eligible Security rated at least BBB by S&P and Baa2 by Moody's is downgraded by more than two notches from its rating at the time of issuance, then such the Maximum Advance Percentage with respect to such Eligible Security shall be zero, and provided, further, that if any such Eligible Security other than an Eligible Security rated at least BBB by S&P and Baa2 by Moody's is downgraded to B or below by S&P or B2 or below by Moody's, then such the Maximum Advance Percentage with respect to such Eligible Security shall be zero.

          "Maximum Conduit Amount": With respect to a Conduit Lender, the principal amount set forth beside such Lender's name under the heading "Maximum Conduit Amount" on the signature pages of this Agreement or on the signature page of the Assignment and Assumption or Joinder Supplement pursuant to which such Conduit Lender became a Conduit Lender hereunder in accordance with the provisions of Section 8.06, as such Maximum Conduit Amount may be adjusted from time to time in accordance with the provisions of Section 2.03 or 8.06.

          "MCA Servicer's Certificate": The meaning specified in the Master Collateral and Intercreditor Agreement.

          "Monthly Bond Income": With respect to any Eligible Security and any month, the product of (a) the Bond Coupon Rate with respect to such Eligible Security, (b) the Stress Case Principal Amount with respect to such Eligible Security and such month and (c) 1/12.

          "Monthly Cap Income": With respect to any Eligible Security and any month, the product of (a) the positive difference, if any, between (i) the Stress Case LIBOR with respect to such month and the Borrowing used to fund such Eligible Security and (ii) the strike price for the related Interest Rate Cap,
(b) the notional amount of such Interest Rate Cap for such month and (c) 1/12.

          "Moody's": Moody's Investors Service, Inc., and any successor thereto.

          "Nonextending Lender" shall mean, after its respective Commitment Expiration Date, each Committed Lender which has declined to extend such Commitment Expiration Date in accordance with Section 2.09(b).

          "Notes": The meaning specified in Section 2.01(b).

          "Notice of Borrowing": The meaning specified in Section 2.02(a).

          "Notice of Conversion/Continuation": The meaning specified in Section 2.07(b).

          "NYUCC": The Uniform Commercial Code as in effect from time to time in the State of New York.

          "Obligations": The meaning specified in the Security Agreement.

          "Officer": With respect to each of the Borrowers, the Chairman of the Board of Directors, any Vice Chairman, any Director, the President, any Vice President, the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer of such Borrower.

          "Officer's Certificate": With respect to any Person, a certificate signed by an Authorized Officer of such Person.

          "Opinion of Counsel": A written opinion of counsel who, except as otherwise expressly provided in this Agreement, may be counsel to the Borrowers, and who shall be acceptable to the Administrative Agent.

          "Partial Expiration Event" has the meaning specified in Section
2.09(b).

          "Participant": The meaning specified in Section 8.06(a).

          "Participation": The meaning specified in Section 8.06(a).

          "Percentage Interest": For a Lender on any day, (a) the aggregate outstanding principal amount of Advances owed to such Lender as a percentage of the aggregate outstanding principal amount of all Advances on such day, or (b) if no Advances are outstanding on such day, (i) 0% in the case of a Conduit Lender and (ii) in the case of a Committed Lender, (A) if there is a Conduit Lender related to such Committed Lender, such Lender's Liquidity Percentage times the Lending Percentage of such Lender's related Conduit Lender or (B) otherwise, such Committed Lender's Lending Percentage.

          "Permitted Lien": A Lien which is permitted by Section 5.02(a).

          "Permitted Transferee" shall mean (i) each Lender, each Support Party, each Agent (in its individual capacity), the Administrative Agent (in its individual capacity) and, with respect to each transferring Lender, any commercial paper conduit administered by the related Agent, (ii) each other Person who has been consented to as a potential Transferee by the Borrowers (which consent shall not be withheld (except for a commercially reasonable purpose or reason) or delayed) and (iii) after the occurrence of an Event of Default, any other Person, provided, that, in any such case, such Person is a "Qualified Purchaser" as defined in Section 2(a)(51) of, and pursuant to Rule 3c-7 under, the Investment Company Act of 1940, as amended.

          "Person": Any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust (including any beneficiary thereof) or any other entity, unincorporated organization or government or any agency or political subdivision thereof.

          "Plan": Any employee benefit plan as defined in Section 3(3) of ERISA in respect of which the Borrowers or any ERISA Affiliate is, or within the immediately preceding six years was, an "employer" as defined in Section 3(5) of ERISA, and in respect of which the Borrowers or an ERISA Affiliate could have liability under Title IV of ERISA.

          "Procedures Report": The meaning specified in Section 5.01(a).

          "Rating Agency": S&P.

          "Ratings Reaffirmation Dates": (i) If the Senior Facility Aggregate Amount (as defined in the Master Collateral and Intercreditor Agreement) is less than 66-2/3% of the Senior Borrowing Base, each date a new Senior Facility Agreement (as defined in the Master Collateral and Intercreditor Agreement) is created and each Distribution Dates occurring in March, June, September and December of each year, beginning September 30, 2002 and (ii) otherwise, each of
(a) each Borrowing Date, (b) each date a new Senior Facility Agreement is created, (c) each date on which ACFS or any Affiliate thereof exercises a clean-up call with respect to any Designated Series and (d) the Distribution Dates occurring in March, June, September and December of each year, beginning September 30, 2002, provided, that the Borrowers may elect to designate any other day a Ratings Reaffirmation Date and provided, further, that, in any case, a Distribution Date occurring in March, June, September or December will not be a Ratings Reaffirmation Date so long as (x) a Ratings Reaffirmation Date has occurred in the 90 days prior to such Distribution Date and (y) on or before the 90/th/ day after such prior Ratings Reaffirmation Date, another Ratings Reaffirmation Date occurs or is designated by the Borrowers.

          "Receivable": Any right to payment in Dollars from a Person, and includes without limitation the right to payment of any interest or finance charges and other obligations of such Person with respect thereto.

          "Receivables Pool": With respect to any date of determination, each receivables pool supporting an asset-backed securitization sponsored by ACFS on and after the date two years prior to such date of determination (excluding any Receivables held as part of any warehouse arrangement).

          "Recoveries": With respect to any Defaulted Receivable, monies collected in respect thereof (other than Scheduled Receivable Payments collected from the related Obligor which cause such Receivable to be no longer a Defaulted Receivable), from whatever source during any Collection Period, net of the sum of any reasonable expenses incurred by the related servicer in connection with the collection, repossession and disposition of the related Financed Vehicle and any amounts required by law to be remitted to the related Obligor; provided that Recoveries with respect to any Defaulted Receivable shall in no event be less than zero.

          "Regulatory Change": In the case of a Lender, any change occurring after the date of such Lender's execution and delivery of this Agreement or, if applicable of the Assignment and Assumption or Joinder Supplement by which it became party to this Agreement; in the case of a Participant, any change occurring after the date on which its Participation became effective, or in the case of an Affected Party, any change occurring after the date it became such an Affected Party, in:

          (i) any (or the adoption after such date of any new) United States Federal or state law or foreign law applicable to such Lender, Participant or Affected Party; or

          (ii) any (or the adoption after such date of any new) regulation, interpretation, directive, guideline or request (whether or not having the force of law) applicable to such Lender, Participant or Affected Party of any court or other judicial authority or any Governmental Authority charged with the interpretation or administration of any law referred to in clause
     (i) or of any fiscal, monetary or other authority or central bank having jurisdiction over such Lender, Participant or Affected Party; or

          [(iii) Accounting Research Bulletin No. 51 of the Financial Accounting Standards Board].

          "Required Lenders": At any time, (i) Lenders having Percentage Interests aggregating greater than 50%, and (ii) Committed Lenders together having Commitments aggregating greater than 50% of the Total Commitment Amount.

          "Required Spread Account Increase": With respect to any Designated Series referred to in Section 6.01(u) or 6A.01(b), an increase (by amendment, consent or otherwise) in the required amount to be deposited in the Spread Account for such Designated Series to an amount in excess of 20% of the insured principal amount of such Designated Series.

          "Requisite Rating": BBB- or better from S&P.

          "Residual Certificates": the certificates representing the beneficial interests in the AmeriCredit 1998-D Trust, the AmeriCredit 1999-A Trust, the AmeriCredit 1999-B Trust, the AmeriCredit 1999-C Trust, the AmeriCredit 1999-D Trust, the AmeriCredit 2000-A Trust, the AmeriCredit 2000-B Trust, the AmeriCredit 2000-C Trust, the AmeriCredit 2000-D Trust, the AmeriCredit 2001-A Trust, the AmeriCredit 2001-B Trust, the AmeriCredit 2001-C Trust, the AmeriCredit 2001-D Trust, the AmeriCredit 2002-A Trust, and the AmeriCredit 2002-B Trust held by AFS Funding Trust and any other certificate held by AFS Funding Trust representing a beneficial interest in a trust established to issue an FSA Series which is a Designated Term Series (as defined in the Master Collateral and Intercreditor Agreement).

          "Residual Interest": The meaning assigned in the Master Collateral and Intercreditor Agreement.

          "Revolver Borrowing Base": On any day, the sum of the Maximum Advance Amounts for each Asset Backed Security which is an Eligible Security on such day.

          "Revolver Borrowing Base Certificate": A certificate of the Borrowers and ACFS substantially in the form of Exhibit K attached hereto.

          "Revolver Borrowing Base Deficiency": The meaning specified in Section 6.01(m).

          "Revolver Collateral": The "Collateral" specified in the Security Agreement.

          "Revolver Servicer's Certificate" means an Officers' Certificate of ACFS delivered pursuant to Section 5.01(a)(vii), substantially in the form of Exhibit J attached hereto.

          "S&P" or "Standard & Poor's": Standard & Poor's Ratings Group, and any successor thereto.

          "Scheduled Receivable Payment": With respect to any Collection Period for any Receivable, the amount set forth in such Receivable as required to be paid by the Obligor in such Collection Period.

          "Secured Obligations": The meaning specified in the Security
Agreement.

          "Secured Party": The meaning specified in the Security Agreement.

          "Securitization Assets": With respect to any Person, the sum of the following items of such Person and its subsidiaries, determined on a consolidated basis in accordance with GAAP: (1) restricted cash deposits held by securitization trusts supported by Receivables originated by such Person or its Affiliates, (2) investments in Receivables held by securitization trusts supported by Receivables originated by such Person or its Affiliates, and (3) interest-only receivables issued by securitization trusts supported by Receivables originated by such Person or its Affiliates.

          "Security Agreement": The Revolver Security and Collateral Agent Agreement, dated as of the date hereof, among the Borrowers, ACFS, the Administrative Agent and the Lender Collateral Agent, as the same may be amended, supplemented or otherwise modified from time to time.

          "Security Interest": Each security interest and Lien Granted pursuant to Section 2.01 of the Security Agreement and each security interest and Lien Granted pursuant to Section 2.01 of the Master Collateral and Intercreditor Agreement.

          "Senior Borrowing Base": The meaning specified in the Master Collateral and Intercreditor Agreement.

          "Senior Borrowing Base Certificate": The meaning specified in the Master Collateral and Intercreditor Agreement.

          "Senior Borrowing Base Deficiency": The meaning specified in the Master Collateral and Intercreditor Agreement.

          "Senior Borrowing Base Interim Deficiency": The meaning specified in the Master Collateral and Intercreditor Agreement.

          "Senior Facility Non-Revolver Aggregate Amount": The Senior Facility Aggregate Amount (as defined in the Master Collateral and Intercreditor Agreement) minus the Senior Facility Notional Amount with respect to this Agreement.

          "Senior Facility Notional Amount": With respect to this Agreement, as of any date, the greater of (i) $10,000,000 and (ii) the sum of (a) with respect to each Borrowing which has not been repaid in full as of such date, the sum of the aggregate initial principal amount of the Advances constituting such Borrowing and (b) the Total Interest Rate Risk Component.

          "SenSub": The meaning specified in the preamble to this Agreement.

          "Series": The meaning specified in the Recitals.

          "Series Transaction Documents" means, with respect to any Series, the pooling and servicing agreement (or equivalent document by any other name), sale and servicing agreement, indenture, insurance and indemnity agreement, if any, notes, certificates of beneficial interest, trust agreements, transfer agreements, contribution agreements, and, if such Series is an FSA Series, the related supplement to the Spread Account Agreement, and if such Series is not an FSA Series, any related credit enhancement documents.

          "Shared Collateral": The meaning assigned to "Collateral" in the Master Collateral and Intercreditor Agreement.

          "Shared Collateral Distributions": With respect to any item of Shared Collateral, the moneys which are distributed, from time to time, to the Borrowers with respect to such item.

          "Spread Account": A "spread" or similar account with respect to any Designated Series including each FSA Spread Account.

          "Spread Account Agreement": That certain Spread Account Agreement, dated as of December 1, 1994, as amended and restated as of May 11, 1998, among AFS Funding, FSA, Lasalle National Bank, Harris Trust and Savings Bank and Bank One, N.A., as amended, restated, modified or supplemented from time to time.

          "Stated Maturity Date": the Distribution Date occurring in the 24/th/ month after the month in which the Commitment Period Termination Date occurs.

          "Stress Case Principal Amount": With respect to an Eligible Security and any month, the principal amount of such Eligible Security estimated to be outstanding during such month as established by S&P at the time such Eligible Security is added to the Revolver Borrowing Base.

          "Stress Case LIBOR": With respect to a Borrowing and any month, the rate established by S&P at the time of such Borrowing.

          "Subsidiary": As to a Person, another Person, a majority of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person. For the purposes of this definition, "voting stock" of a Person means shares, interests, participations or other equivalents (however designated) of such Person's equity having voting power for the election of directors, managers or other voting members of the governing body of such Person.

          "Supermajority Lenders": At any time, (i) Lenders having Percentage Interests aggregating greater than 75%, and (ii) Committed Lenders together having Commitments aggregating greater than 75% of the Total Commitment Amount.

          "Supplemental Fee Letter" shall mean each letter agreement, designated therein as a Supplemental Fee Letter and then in effect, between the Borrowers and an Agent or the Administrative Agent, as such letter agreement may be amended or otherwise modified from time to time.

          "Support Advances": With respect to a Committed Lender and its related Conduit Lender, any participation held by such Committed Lender in Advances owed to such Conduit Lender which were purchased from such Conduit Lender pursuant to a Support Facility and any loans or other advances made by such Committed Lender to such Conduit Lender pursuant to a Support Facility to fund such Conduit Lender's making or maintaining its Advances hereunder (but excluding any such loans or advances made to fund such Conduit Lender's obligations to pay interest, fees or other similar amounts relating to the funding of its making or maintaining its Advances hereunder).

          "Support Party": Any bank or other financial institution extending or having a commitment to extend funds to or for the account of a Conduit Lender (including by agreement to purchase an assignment of or participation in Advances owed to such Conduit Lender) under a Support Facility.

          "Support Facility": Any liquidity or credit support agreement with a Conduit Lender which relates to this Agreement and the Advances made by such Conduit Lender hereunder (including any agreement to purchase an assignment of or participation in such Advances).

          "Tangible Net Worth": With respect to any Person, the net worth of such Person and its subsidiaries, determined on a consolidated basis in accordance with GAAP, after subtracting therefrom the aggregate amount of the intangible assets of such Person and its subsidiaries, including, without limitation, goodwill, franchises, licenses, patents, trademarks, tradenames, copyrights and service marks.

          "Tax Adjusted Interest-Only Receivables": With respect to any Person and at any time, the value of any interest-only receivables held at such time by such Person or any of its consolidated subsidiaries which were issued by securitization trusts supported by Receivables originated by such Person or its Affiliates plus any related interest rate swap asset held at such time by such Person or any of its consolidated subsidiaries minus any related interest rate swap liability held at such time by such Person or any of its consolidated subsidiaries, and adjusted by such Person's applicable tax rate (as reported for its most recently completed fiscal quarter).

          "Taxes": The meaning specified in Section 2.11(a).

          "Termination Date" shall mean the first date on which the Lending Termination Date for all Lenders has occurred.

          "Total Commitment Amount": On any date, the sum of the Commitment Amounts of all Committed Lenders, which amount shall initially be $290,000,000.

          "Total Interest Rate Risk Component": As of any date, the sum, with respect to each Borrowing which has not been repaid in full as of such date, of the Interest Rate Risk Components with respect to such Borrowings.

          "Total Secured Debt": At any time, Senior Debt at the time outstanding and the Senior Subordinated Notes then Outstanding.

          "Trade Claim": Claims of trade creditors and other general unsecured current obligations of a debtor.

          "Transaction Documents": This Agreement, the Notes, the Security Agreement, the Master Collateral and Intercreditor Agreement, the Interest Rate Caps, the Interest Rate Hedge Assignment Acknowledgments, the AFSFT Trust Agreement, the AFSFT Class A Certificate, the Supplemental Fee Letters, the guarantees delivered pursuant to clause (p) of the definition of Eligible Security, and all other notes, security agreements, instruments, documents and other agreements (including UCC financing statements) heretofore, now or hereafter executed and/or delivered by or on behalf of the Borrowers in connection with any of the foregoing, in each case, as the same may be amended, supplemented or otherwise modified.

          "Transfer": The meaning specified in Section 8.06(a).

          "Type": With reference to an Advance, whether such Advance constitutes a Base Rate Advance or a Eurodollar Rate Advance.

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          "Underlying Transactions": The meaning specified in the Master
Collateral and Intercreditor Agreement.

          "Underlying Transactions Documents": the agreements, contracts, documents, amendments, consents, instruments, certificates and other papers executed in connection with each Underlying Transaction.

          "Underlying Trust": The meaning specified in the Master Collateral and Intercreditor Agreement.

          "Underlying Trustees": in the singular, either of [insert] or [insert], and in the plural, both of them, in their capacities as trustees, trust collateral agents or collateral agents, in the Underlying Transactions and any other trustee designated with respect to the Underlying Transactions.

          "Uniform Commercial Code": The Uniform Commercial Code as in effect in each relevant jurisdiction.

          "United States" and "U.S.": The United States of America.

          "Usage Fees": The meaning specified in the Supplemental Fee Letter to which the Administrative Agent is a party.

          "Usage Fee Rate": The meaning specified in the Supplemental Fee Letter to which the Administrative Agent is a party.

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